UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.      )

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Qumu Corporation
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Qumu Corporation
7725 Washington Avenue South
Edina, Minnesota 55439
(952) 683-7900

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held May 20, 2014

TO THE SHAREHOLDERS OF
QUMU CORPORATION:

          NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Qumu Corporation, a Minnesota corporation, will be held on Tuesday, May 20, 2014, at 2:00 p.m. (Minneapolis, Minnesota time), at 4200 IDS Center, 80 South Eighth Street, Minneapolis, Minnesota 55402, for the following purposes:

1.	To elect nine (9) directors to serve until the next Annual Meeting of the Shareholders or until their respective successors have been elected and qualified;

2.	To approve an amendment to the Qumu Corporation Second Amended and Restated 2007 Stock Incentive Plan to increase the number of shares authorized for issuance by 500,000 shares;

3.	Advisory vote to approve named executive officer compensation; and

4.	To ratify and approve the appointment of KPMG LLP as the independent registered public accounting firm for Qumu Corporation for the year ending December 31, 2014.

          Only holders of record of Qumu Corporation’s common stock at the close of business on April 1, 2014 are entitled to notice of and to vote at the Annual Meeting or any adjournments thereof.

          You are invited to attend the Annual Meeting in person. Whether or not you plan to attend in person, please vote by proxy over the Internet, by telephone or by mailing the enclosed proxy card as soon as possible.

By Order of the Board of Directors,

Sherman L. Black
President and Chief Executive Officer

April 15, 2014

WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE VOTE YOUR SHARES IN ONE OF THE WAYS DESCRIBED IN THE PROXY STATEMENT AS PROMPTLY AS POSSIBLE.

IMPORTANT NOTICE REGARDING AVAILABILITY
OF PROXY MATERIALS FOR THE
2014 ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON TUESDAY, MAY 20, 2014

          We are making our proxy materials available electronically via the Internet. You may access the following proxy materials at www.qumu.com by following the link for “Investors” and then “Annual Meeting Materials”:

—	Notice of 2014 Annual Meeting of Shareholders to be held on Tuesday, May 20, 2014;

—	Proxy Statement for 2014 Annual Meeting of Shareholders to be held on Tuesday, May 20, 2014; and

—	Annual Report on Form 10-K for the year ended December 31, 2013.

          These proxy materials are available free of charge and will remain available through the conclusion of the Annual Meeting. Additionally, we will not collect information, such as “cookies,” that would allow us to identify visitors to the site.

i

ii

Appendix A:	Second Amended and Restated 2007 Stock Incentive Plan, as amended by the Board of Directors on March 10, 2014

iii

Qumu Corporation
7725 Washington Avenue South
Edina, Minnesota 55439
(952) 683-7900

PROXY STATEMENT

Solicitation of Proxies

          The accompanying Proxy is solicited on behalf of the Board of Directors of Qumu Corporation (“we” or “Qumu”) for use at the Annual Meeting of Shareholders to be held on May 20, 2014, at 2:00 p.m. (Minneapolis, Minnesota time) at 4200 IDS Center, 80 South Eighth Street, Minneapolis, Minnesota 55402, and at any postponements or adjournments thereof (the “Annual Meeting”). The mailing of this proxy statement to our shareholders commenced on or about April 15, 2014.

Cost and Method of Solicitation

          This solicitation of proxies to be voted at the Annual Meeting is being made by our Board of Directors. The cost of this solicitation of proxies will be borne by us. In addition to solicitation by mail, our officers, directors and employees may solicit proxies by telephone or in person. We may also request banks and brokers to solicit their customers who have a beneficial interest in our common stock registered in the names of nominees and will reimburse such banks and brokers for their reasonable out-of-pocket expenses.

Voting

          The total number of shares outstanding and entitled to vote at the Annual Meeting as of April 1, 2014 consisted of 8,684,042 shares of common stock, $0.01 par value. Each share of common stock is entitled to one vote. Only shareholders of record at the close of business on April 1, 2014 will be entitled to vote at the Annual Meeting.

          All shareholders are cordially invited to attend the Annual Meeting in person. Whether or not you expect to attend the Annual Meeting, please complete, date, sign and return the enclosed proxy as promptly as possible (or follow instructions to grant a proxy to vote by means of telephone or internet) in order to ensure your representation at the Annual Meeting. A return envelope (which is postage prepaid if mailed in the United States) is enclosed for that purpose. Even if you have given your proxy, you may still vote in person if you attend the Annual Meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the Annual Meeting, you must bring to the Annual Meeting a letter from the broker, bank or other nominee confirming your beneficial ownership of the shares. Additionally, in order to vote at the Annual Meeting, you must obtain from the record holder a proxy issued in your name.

Differences Between Shareholder of Record and Beneficial Owners

          You are a shareholder of record if at the close of business on the record date your shares were registered directly in your name with Wells Fargo Shareowner Services, our transfer agent.

          You are a beneficial owner if at the close of business on the record date your shares were held by a bank, brokerage firm or other nominee and not in your name. Being a beneficial owner means that, like many of our shareholders, your shares are held in “street name.” As the beneficial owner, you have the right to direct your broker or nominee how to vote your shares by following the voting instructions your broker or other nominee provides. If you do not provide your broker or nominee with instructions on how to vote your shares, your broker or nominee will be able to vote your shares with respect to only one of the proposals being presented to shareholders at the Annual Meeting.

          Record holders should review the additional information below under “Casting Your Vote as a Record Holder.”

          Street name holders should review the additional information below under “Casting Your Vote as a Street Name Holder.”

Quorum and Voting Requirements

          A quorum, consisting of a majority of the shares of common stock entitled to vote at the Annual Meeting, must be present, in person or by proxy, before action may be taken at the Annual Meeting.

          Proposal 1 relates to the election of directors. Directors are elected by a plurality of the votes cast at the Annual Meeting by holders of common stock voting for the election of directors. This means that since shareholders will be electing nine directors, the nine nominees receiving the highest number of votes will be elected. You may either vote “FOR” or “WITHHOLD” authority to vote for each nominee for the Board of Directors. If you withhold authority to vote for the election of one of the directors, it has the same effect as a vote against that director.

          The affirmative vote of the holders of the majority of the shares present, in person or by proxy, and entitled to vote is required for approval of:

•	Proposal 2: Approval of an Amendment to the Second Amended and Restated 2007 Stock Incentive Plan,

•	Proposal 3: Advisory Vote to Approve Named Executive Officer Compensation, and

•	Proposal 4: Ratification of Independent Registered Pubic Accounting Firm.

          You may vote “FOR,” “AGAINST” or “ABSTAIN” on Proposals 2, 3 and 4.

          Abstentions will be counted for purposes of calculating whether a quorum is present at the Annual Meeting, but are not counted for the purposes of determining whether shareholders have approved that matter. Therefore, if you abstain from voting on Proposals 2, 3 or 4, it has the same effect as a vote against that proposal. A “broker non-vote” occurs when a broker or other nominee does not receive voting instructions from the beneficial owner and does not have the discretion to direct the voting of the shares. Broker non-votes will be counted for purposes of calculating whether a quorum is present at the Annual Meeting, but will not be counted for purposes of determining the number of votes present in person or represented by proxy and entitled to vote with respect to a particular proposal. Thus, a broker non-vote will not affect the outcome of the vote on a proposal that requires a plurality of votes cast (Proposal 1) or the approval of a majority of the votes present in person or represented by proxy and entitled to vote (Proposals 2, 3 and 4).

          Pursuant to an agreement dated March 18, 2013 as amended by an amendment dated October 23, 2013 (the “Dolphin Agreement”) between us and Dolphin Limited Partnership III, L.P., Dolphin Associates III, LLC, and Dolphin Holdings Corp. III (collectively, “Dolphin”), Dolphin will vote all of the shares of our common stock that it beneficially owns in favor of the election of each nominee named in Proposal 1 and in accordance with the recommendations of our Board of Directors with respect to all other proposals presented to shareholders at the Annual Meeting. See “Corporate Governance – Agreement with Dolphin” below for a summary of the Dolphin Agreement.

          So far as our management is aware, no matters other than those described in this proxy statement will be acted upon at the Annual Meeting. In the event that any other matters properly come before the Annual Meeting calling for a vote of shareholders, the persons named as proxies in the enclosed form of proxy will vote in accordance with their best judgment and in accordance with the Dolphin Agreement on such other matters.

Casting Your Vote as a Record Holder

          If you are the shareholder of record of your shares and you do not vote by proxy card, by telephone, via the Internet or in person at the Annual Meeting, your shares will not be voted at the Annual Meeting. If you are a record holder and you vote your shares, the individuals named on the proxy card will vote your shares as you have directed. If you just sign and submit your proxy without voting instructions, your shares will be voted “FOR” each director nominee identified in Proposal 1 and “FOR” each of Proposals 2, 3 and 4.

Casting Your Vote as a Street Name Holder

          If you are a street name holder and you do not vote by proxy card, by telephone, via the Internet or in person at the Annual Meeting, your broker or nominee may vote your shares only on those proposals on which it has discretion to vote. Your broker is entitled to vote in its discretion on Proposal 4, the ratification of KPMG LLP as our independent registered public accounting firm for 2014.

          If you hold your shares in street name and do not vote or do not provide voting instructions to your broker or nominee, your shares will not be voted on any proposal on which your broker does not have discretionary authority to vote. This is sometimes called a “broker non-vote.” Brokers and nominees do not have discretionary authority to vote on:

•	Proposal 1: Election of Directors,

•	Proposal 2: Approval of an Amendment to the Second Amended and Restated 2007 Stock Incentive Plan, or

•	Proposal 3: Advisory Vote to Approve Named Executive Officer Compensation.

          As a result, if you hold your shares in street name and do not vote or do not provide voting instructions to your broker or nominee, no votes will be cast on your behalf on Proposals 1, 2 or 3. Because of these broker voting rules, all street name holders are urged to provide instructions to their brokers or nominees on how to vote their shares at the Annual Meeting.

Make your vote count! Instruct your broker how to cast your vote!

          If you hold your shares in street name, your broker will continue to have discretion to vote any uninstructed shares on Proposal 4: Ratification of Independent Registered Public Accounting Firm.

Revoking a Proxy

          You may change your vote and revoke your proxy at any time before it is voted by:

•	Sending a written statement to that effect to the Secretary of Qumu Corporation;

•	Submitting a properly signed proxy card with a later date;

•	If you voted by telephone or through the Internet, by voting again either by telephone or through the Internet prior to the close of the voting facility; or

•	Voting in person at the Annual Meeting.

          All shares represented by valid, unrevoked proxies will be voted at the Annual Meeting and any adjournment(s) or postponement(s) thereof. Our principal offices are located at 7725 Washington Avenue South, Edina, Minnesota 55439, and our telephone number is (952) 683-7900.

Annual Meeting and Special Meetings; Bylaw Amendments

          This 2014 Annual Meeting of Shareholders is a regular meeting of our shareholders and has been called by our Board of Directors in accordance with our bylaws. Under our bylaws, special meetings of our shareholders may be held at any time and for any purpose and may be called by our President, Treasurer, two or more directors or by a shareholder or shareholders holding 10% or more of the voting power of all shares entitled to vote on the matters to be presented to the meeting, except that a special meeting for the purpose of considering any action to directly or indirectly facilitate or affect a business combination, including any action to change or otherwise affect the composition of the Board of Directors for that purpose, must be called by 25% or more of the voting power of all shares entitled to vote. The business transacted at a special meeting is limited to the purposes as stated in the notice of the meeting. For business to be properly brought before a regular meeting of shareholders, a written notice containing the required information must be timely submitted. For more information, please review our bylaws and the section of this proxy statement entitled “Shareholder Proposals for 2015 Annual Meeting.”

          Our bylaws may be amended or altered by a vote of the majority of the whole Board at any meeting. The authority of the Board is subject to the power of our shareholders, exercisable in the manner provided by Minnesota law, to adopt or amend, repeal bylaws adopted, amended, or repealed by the Board. Additionally, the Board may not make or alter any bylaws fixing a quorum for meetings of shareholders, prescribing procedures for removing directors or filling vacancies in the Board of Directors, or fixing the number of directors or their classifications, qualifications, or terms of office, except that the Board may adopt or amend any bylaw to increase their number.

OWNERSHIP OF VOTING SECURITIES BY PRINCIPAL HOLDERS AND MANAGEMENT

         The following table sets forth certain information as of April 1, 2014 with respect to our common stock beneficially owned by (i) each director and each nominee for director, (ii) each person known to us to beneficially own more than five percent of our common stock, (iii) each executive officer named in the Summary Compensation Table (the “named executive officers”), and (iv) all current executive officers and directors as a group.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned (1)	Percent of Outstanding

Invicta Capital Management, LLC (2)	820,938	9.5%
60 East 42nd Street
New York, NY 10165

Ariel Investments, LLC (3)	793,814	9.1%
200 E. Randolph Dr., Suite 2900
Chicago, IL 60601

Dolphin Limited Partnership III, L.P. (4)	560,500	6.5%
c/o 96 Cummings Point Road
Stamford, CT 06902

Renaissance Technologies LLC (5)	500,959	5.8%
800 Third Avenue
New York, NY 10022

Thomson Horstmann & Bryant, Inc. (6)	471,116	5.4%
501 Merritt 7
Norwalk, CT 06851

Sherman L. Black (7)(8)(9)(10)	368,075	4.1%

James L. Reissner (7)(8)	117,229	1.3%

Lawrence M. Benveniste (7)(8)	87,000	*

Daniel R. Fishback (7)(8)	0	*

Thomas F. Madison (7)(8)	86,000	*

Kimberly K. Nelson (7)(8)	13,500	*

Robert F. Olson (7)(8)	13,500	*

Justin A. Orlando (7)(8)	5,000	*

Steven M. Quist (7)(8)(11)	72,587	*

James R. Stewart (9)	84,306	*

All current executive officers and directors as a group (10 persons)	847,197	9.1%

*	Less than one percent

(1)

Includes the following number of shares that could be acquired within 60 days of April 1, 2014 upon the exercise of stock options: Mr. Black, 278,875 shares; Mr. Reissner, 57,000 shares; Mr. Benveniste, 57,000 shares; Mr. Fishback, no shares; Mr. Madison, 57,000 shares; Ms. Nelson, no shares; Mr. Olson, no shares; Mr. Orlando, no shares; Mr. Quist, 49,500 shares; Mr. Stewart, 59,250 shares; and all current directors and executive officers as a group, 558,625 shares. Also includes the following number of shares that could be acquired within 60 days of April 1, 2014 upon settlement of restricted stock units previously granted to non-employee directors: Mr. Reissner, 5,000 shares; Mr. Benveniste, 5,000 shares; Mr. Madison, 5,000 shares; Mr. Quist, no shares; Mr. Olson, no shares; Mr. Orlando, 5,000 shares; Ms. Nelson, 5,000 shares; and all non-employee directors as a group, 25,000 shares.

(2)

Based on an Amendment No. 1 to Schedule 13G filed on February 14, 2014 in which Invicta Capital Management, LLC and Gregory A. Weaver, the controlling member of Invicta Capital Management, LLC, report shared voting and dispositive power over 820,938 shares as of December 31, 2013.

(3)	Based on a Schedule 13G filed on February 14, 2014 in which the reporting person reports sole voting power over 498,939 shares and sole dispositive power over 793,814 shares as of December 31, 2013.

(4)

Based on an Amendment No. 1 to Schedule 13D filed on October 28, 2013 by Dolphin Limited Partnership III, L.P. (“Dolphin III”), Dolphin Associates III, LLC, Dolphin Holdings Corp. III (“Dolphin Holdings III”), Donald T. Netter, Justin A. Orlando, and Daniel J. Englander in which the reporting persons report that Dolphin III holds the shares indicated above. Dolphin III is controlled by Dolphin Associates III, LLC, which is in turn controlled by Dolphin Holdings III. Mr. Netter serves as Senior Managing Director of Dolphin Holdings III. In the Schedule 13D, each reporting person specifically disclaims beneficial ownership of the shares reported therein that he or it does not directly own, except to the extent of his or its pecuniary interest therein. See “Corporate Governance – Agreement with Dolphin” below for a summary of our agreement dated March 18, 2013 as amended on October 23, 2013 with Dolphin III, Dolphin Associates III, LLC and Dolphin Holdings III.

(5)

Based on a Schedule 13G filed on February 13, 2014 in which Renaissance Technologies LLC reports sole voting power over 484,800 shares, sole dispositive power over 500,800 shares and shared dispositive power over 159 shares as of February 28, 2013. Renaissance Technologies Holdings Corporation is the majority owner of Renaissance Technologies LLC.

(6)	Based on a Schedule 13G filed on February 6, 2014 in which the reporting person reports shared voting power over 221,734 shares and sole voting power over 471,116 shares.

(7)	Currently serves as our director.

(8)	Nominee for election as a director.

(9)	Named executive officer.

(10)	Includes 66,100 shares held by the Cara L. Black Revocable Trust, of which Mr. Black’s spouse is the beneficiary and Mr. Black and his spouse are trustees.

(11)	Includes 9,087 shares held by the Steven M. Quist and Nancy L. Quist Revocable Living Trust, of which Mr. Quist and his spouse are trustees.

PROPOSAL 1:
ELECTION OF DIRECTORS

          Nine directors will be elected at the Annual Meeting to serve until the next Annual Meeting of Shareholders or until their successors have been elected and shall qualify. Pursuant to our bylaws, we have set the number of directors at nine. Proxies cannot be voted for a greater number of persons than the number of nominees named. The Board of Directors has nominated for election the nine persons named below. Each nominee is currently a director of Qumu and all nominees other than Daniel R. Fishback were elected by the shareholders at our 2013 Annual Meeting of Shareholders.

          Mr. Orlando was elected to our Board of Directors effective March 18, 2013 pursuant to an agreement between us and Dolphin Limited Partnership III, L.P., Dolphin Associates III, LLC, and Dolphin Holdings Corp. III (collectively, “Dolphin”), which was amended on October 23, 2013 (the agreement as amended, the “Dolphin Agreement”). See “Corporate Governance – Agreement with Dolphin” below for a summary of the Dolphin Agreement. In accordance with the Dolphin Agreement, we have nominated Mr. Orlando for election to the Board at the Annual Meeting and we will solicit proxies for the election of Mr. Orlando in the same manner as the other nominees standing for election to the Board. The Dolphin Agreement further provides that Dolphin will vote all of the shares of our common stock that it beneficially owns in favor of the election of each nominee named below and in accordance with the recommendations of our Board of Directors with respect to all other proposals presented to shareholders at the Annual Meeting.

Voting of Proxies

          Unless otherwise directed, the persons named in the accompanying proxy card will vote the proxies held by them in favor of Mr. Orlando as described in the Dolphin Agreement and intend to vote the proxies held by them in favor of the other nominees named below as directors. Should any nominee for director become unable to serve as a director for any reason, the proxies have indicated they will vote for such other nominee as the Board of Directors may propose or such other nominee as a replacement for Mr. Orlando in accordance with the Dolphin Agreement. The Board of Directors has no reason to believe that any candidate will be unable to serve if elected and each has consented to being named a nominee.

          Other than the Dolphin Agreement, we know of no arrangements or understandings between a director or nominee and any other person pursuant to which he has been selected as a director or nominee. There is no family relationship between any of the nominees, our directors or our executive officers.

Information Regarding Nominees

          The process undertaken by the Governance Committee in recommending qualified director candidates is described below under “Corporate Governance – Director Nominations” on page 13 of this Proxy Statement. In recommending the following nominees, the Governance Committee found that all of our directors contribute to the Board’s effectiveness through their wealth of business experience, high quality backgrounds including demonstrated personal and professional ethics and integrity, commitment to Qumu and the work of the Board, and diversity of talent and experience. Set forth below are the biographies of each director nominee, as well as a discussion of the specific experience, qualifications, attributes and skills that led to the conclusion that the nominee should serve as a director of Qumu at this time:

          Sherman L. Black, age 49, was appointed as our Chief Executive Officer and a director effective January 1, 2010. Mr. Black first joined Qumu as our President and Chief Operating Officer effective April 1, 2009. Prior to joining Qumu, Mr. Black served in a variety of executive positions with Seagate Technology (Nasdaq: STX) over the prior twenty years. Seagate is a world leader in the design, manufacturing and marketing of hard disk drives and storage devices. From September 2008 until joining Qumu, Mr. Black served as Seagate’s Senior Vice President, Marketing and Strategy, of the Core Products Business Group. From November 2005 to August 2008, he served as General Manager and Senior Vice President of the Enterprise Storage business unit at Seagate and prior to that, Mr. Black served as Seagate’s Vice President of Global OEM Sales, Vice President of Business Development, and Vice President of Enterprise Product Line Management. Mr. Black earned a bachelor’s degree in electrical engineering from the University of Arkansas and a master’s degree in business administration from the University of Oklahoma. Mr. Black was a director of Compellent Technologies, Inc. (NYSE: CML) from July 30, 2009 until its acquisition by Dell International L.L.C. on February 22, 2011.

          Mr. Black brings to the Board an in depth understanding of the data storage, digital publishing and enterprise video software industry. He has demonstrated executive leadership abilities, as well as a strong background in creating, communicating, executing and sustaining strategic initiatives. Additionally, Mr. Black’s role as our Chief Executive Officer gives him unique insights into our challenges, opportunities and operations.

          James L. Reissner, age 74, was appointed as a director of Qumu in 1998. Beginning in 2009, Mr. Reissner has served as the Chairman and Chief Executive Officer of Activar, Inc., a private holding company with portfolio companies in the industry segments of construction products, plastic products and industrial products. From January 1996 to 2009, he served as Activar’s President and Chief Executive Officer and served as the Chief Financial Officer of Activar from 1992 until becoming President. Mr. Reissner is currently a director of the following privately-held companies: Intek Plastics, Inc., Vermillion State Bank and Activar, Inc. He is also a trustee of Macalester College in St. Paul, Minnesota. Mr. Reissner also served as a director of MagStar Technologies, Inc. from October 2000 until it deregistered as a public company in February 2008.

          Mr. Reissner brings strong executive management and financial management experience to the Board. In addition, the Board benefits from Mr. Reissner’s deep understanding of our business and our products, which he has acquired over fifteen years of service on our Board. Mr. Reissner is also an audit committee financial expert as that term is defined under the rules of the Securities and Exchange Commission.

          Lawrence M. Benveniste, age 63, has been a director of Qumu since 2003. Mr. Benveniste was the Dean of Goizueta Business School of Emory University from July 2005 to July 2013. Since July 2013, Mr. Benveniste has held the Asa Griggs Candler Professorship in Finance at the Goizueta Business School of Emory University. He was the Dean of the Carlson School of Management at the University of Minnesota from December 2001 to July 2005. From 2000 to 2001, he was Associate Dean for Faculty and Research at the Carlson School of Management and from 1999 to 2000, he was Chair of the Finance Department of the Carlson School of Management. Mr. Benveniste was the US Bancorp Professor of Finance from 1996 to 1999. Mr. Benveniste has served as a director of Alliance Data Systems Corporation (NYSE: ADS) since 2004. Mr. Benveniste holds a bachelor’s degree from the University of California at Irvine and a Ph.D. in mathematics from the University of California at Berkeley.

          Mr. Benveniste has been studying, teaching and researching various aspects of public companies for over twenty years and this experience allows him to share with the Board his deep understanding of the capital markets and their interaction with public companies. Mr. Benveniste is also an audit committee financial expert as that term is defined under the rules of the Securities and Exchange Commission.

          Daniel R. Fishback, age 52, was appointed as a director of Qumu on December 11, 2013. From 2001 to 2013, Mr. Fishback was the President and Chief Executive Officer of DemandTec, Inc., a provider of a cloud-based collaborative optimization network for retailers and consumer products companies. DemandTec was acquired in 2012 by International Business Machines Corporation (NYSE: IBM). From January 2000 to March 2001, Mr. Fishback served as Vice President of Channels for Ariba, Inc., a provider of solutions to help companies manage their corporate spending. Mr. Fishback currently serves on the board of directors for private companies Quantum Retail Technology and Moogsoft, Inc., as well as the non-profit foundation DemandHope. Mr. Fishback previously served on the board of directors of SPS Commerce, Inc. (Nasdaq: SPSC), a software company providing cloud-based on-demand supply chain management solutions, from March 2011 to May 2012.

          Mr. Fishback brings to the Board strong leadership skills developed as an executive of several companies in the software industry and in-depth knowledge of the software industry. Mr. Fishback is also an audit committee financial expert as that term is defined under the rules of the Securities and Exchange Commission.

          Thomas F. Madison, age 78, was appointed as a director of Qumu in 2001. Since November 1, 2012, Mr. Madison has served as Chairman of the Board of Digital River, Inc. (Nasdaq: DRIV), an e-commerce software company headquartered in Minneapolis. Mr. Madison has served on the board of directors of Digital River, Inc. since 1996 and served as its Interim Chief Executive Officer from November 1, 2012 to February 28, 2013. Since January 1993, Mr. Madison has been the President and Chief Executive Officer of MLM Partners, a consulting and small business investment company. In 1994 and 1995, he was the Vice Chairman and Chief Executive Officer of Minnesota Mutual Life Insurance Company. From 1989 to 1993, Mr. Madison was the President of US West Communications – Markets. He was also the President and Chief Executive Officer of Northwestern Bell from 1985 to 1989. He recently rejoined the Board of Trustees of the University of St. Thomas, previously serving from 1981 until 1992. Mr. Madison also served as a director of Valmont Industries, Inc. (NYSE: VMI) from 1987 until his retirement in May 2010; as a director of CenterPoint Energy, Inc. from 2003 until his retirement in May 2011; and as a trustee on the board of trustees of Delaware Group Adviser Funds from May 1997 until his retirement in August 2011. He is also a director of two privately-held companies.

          Mr. Madison’s extensive service as a director for public companies over the last twenty years, including serving as a lead director, committee chair and committee member, allows him to bring to our Board significant experience in public company governance and effective Board practices. Mr. Madison is also an audit committee financial expert as that term is defined under the rules of the Securities and Exchange Commission.

          Kimberly K. Nelson, age 46, has been a director of Qumu since March 26, 2012. Ms. Nelson has served as the Executive Vice President and Chief Financial Officer of SPS Commerce, Inc. (Nasdaq: SPSC) since November 2007. Prior to joining SPS Commerce, Ms. Nelson served as the Finance Director, Investor Relations for Amazon.com, Inc. (Nasdaq: AMZN) from June 2005 through November 2007. From April 2003 until June 2005, she served as the Finance Director, Worldwide Application for Amazon.com’s Technology group. Ms. Nelson also served as Amazon.com’s Finance Director, Financial Planning and Analysis from December 2000 until April 2003.

          Ms. Nelson’s qualifications to serve on our board include her management and leadership team experience in publicly-held technology companies SPS Commerce and Amazon.com. In particular, Ms. Nelson brings to the Board business experience in the software-as-a-service model. Ms. Nelson is also an audit committee financial expert as that term is defined under the rules of the Securities and Exchange Commission.

          Robert F. Olson, age 57, has been a director of Qumu since January 7, 2012. Since February 2010, Mr. Olson has owned and operated a winery in California. From December 2008 until its sale in July 2012, Mr. Olson was the Chairman and primary investor in Swift Knowledge, LLC, a business analytics software company focused on the banking and finance markets. In 1991, Mr. Olson founded Stellent, Inc., an enterprise content management software company that was publicly-traded until it was sold to Oracle Corporation in 2006. Mr. Olson served as Stellent’s Chief Executive Officer from October 2000 to July 2001 and as its President and Chief Executive Officer from 1990 to October 2000 and from April 2003 until it was sold.

          Mr. Olson’s previous work experience, particularly as the Chief Executive Officer of Stellent, Inc., contributes to the Board’s understanding of the development and management of growing technology companies, particularly as we continue to expand into growing areas of technology. Mr. Olson is also an audit committee financial expert as that term is defined under the rules of the Securities and Exchange Commission.

          Justin A. Orlando, age 43, has been a director of Qumu since March 18, 2013. Mr. Orlando is a managing director of Saja Capital Management, LLC, a private investment firm focused on the restaurant and hospitality industry, where he has worked since 2013. From 2002 to 2013, Mr. Orlando was a managing director of Dolphin Limited Partnerships, a private investment management firm focused on investing in undervalued public companies across a diverse set of industries. Previously, from 1999 to 2002, Mr. Orlando was a member of the healthcare investment banking group of Merrill Lynch, Pierce, Fenner & Smith Incorporated where he was involved in advisory work, financings, and control transactions. From 1996 to 1999, Mr. Orlando practiced corporate law with the law firm of Paul, Weiss, Rifkind, Wharton & Garrison LLP, focusing on mergers and acquisitions and corporate finance transactions. Since May 2009, Mr. Orlando has served on the Board of Directors of Multimedia Games Holding Company, Inc. (Nasdaq: MGAM), a developer and distributor of gaming technology. Mr. Orlando is also Chairman of the Board of the New York Theatre Ballet. Mr. Orlando received a B.A. in history from the University of Chicago and a Juris Doctor degree from the Columbia University School of Law.

          Mr. Orlando brings to the Board a deep level of investing, legal, financial and capital markets experience, as well as contributes to the Board through his understanding of investor relations and shareholder matters.

          Steven M. Quist, age 68, was appointed as a director of Rimage in 2000. From 1998 to 2003, he was the President and Chief Executive Officer of CyberOptics Corporation (Nasdaq: CYBE) and a director of CyberOptics from 1991 to 2004. From 1992 to 1998, Mr. Quist was President of Rosemount, Inc., a subsidiary of Emerson Electric Company (NYSE: EMR). Mr. Quist was a director of Data I/O Corporation (Nasdaq CM: DAIO) from 2001 until his retirement in January 2013. He served as a director of privately-held ILX Lightwave Corp. from 1989 until its sale to Newport Corp. (Nasdaq: NEWP) in January 2012 and privately-held Nervonix Inc., from April 2004 until his retirement in December 2012. Mr. Quist is currently a director for S2 Corporation, which is privately-held.

          Mr. Quist has held a variety of senior management positions in 28 years at Emerson Electric in the areas of engineering, advanced technology and product development and general management of a major international division/subsidiary. He has served as a Chief Executive Officer of a public company for 5 years. The Board has benefited from Mr. Quist’s significant business management experience, which includes extensive experience in technology and new product development, marketing, compensation and human resources, and corporate governance matters.

Voting Required

          Under Minnesota law and our bylaws, directors are elected by a plurality of the votes cast by holders present and entitled to vote on the election of directors at a meeting at which a quorum is present. This means that since shareholders will be electing nine directors, the nine nominees receiving the highest number of votes will be elected. However, in an uncontested election (where, as at the Annual Meeting, the number of nominees does not exceed the number of directors to be elected), any nominee for directors who receives more votes “withheld” from his or her election than votes “for” his or her election is required under our Governance Guidelines to promptly tender his or her resignation following certification of the shareholder vote. Votes withheld from a nominee’s election do not include broker non-votes. The Governance Committee will consider the resignation offer and recommend to the Board whether to accept it. The Board will act on the Governance Committee’s recommendation within 90 days following certification of the shareholder vote. The Board will promptly disclose its decision whether to accept the director’s resignation offer (and the reasons for rejecting the resignation offer, if applicable) in a Current Report on Form 8-K filed with the Securities and Exchange Commission. Any director who tenders his or her resignation as described above will not participate in the Governance Committee’s recommendation or Board action regarding whether to accept the resignation offer. Pursuant to the Dolphin Agreement, Dolphin will vote all of the shares of our common stock that it beneficially owns in favor of each nominee identified in this Proposal 1. Proxies will be voted in favor of each nominee unless otherwise indicated.

The Board of Directors Recommends
Shareholders Vote FOR the Election of Each Nominee
Identified in Proposal 1

CORPORATE GOVERNANCE

Board Independence

          The Governance Committee undertook a review of director independence in February 2014 as to all nine directors then serving. As part of that process, the Governance Committee reviewed all transactions and relationships between each director (or any member of his or her immediate family) and Qumu, our executive officers and our auditors, and other matters bearing on the independence of directors. As a result of this review, the Governance Committee recommended and the Board of Directors affirmatively determined that each director is independent according to the “independence” definition of the Nasdaq Listing Rules, with the exception of Mr. Black. Mr. Black is not independent under the Nasdaq Listing Rules because he was employed by, and served as an executive officer of, Qumu in 2013.

Committees of the Board of Directors and Committee Independence

          The Board of Directors has established a Compensation Committee, an Audit Committee and a Governance Committee. The composition and function of these committees are set forth below.

          Compensation Committee. The Compensation Committee operates under a written charter and reviews and approves the compensation and other terms of employment of our Chief Executive Officer and other executive officers of our company. Among its other duties, the Compensation Committee oversees all significant aspects of our compensation plans and benefit programs, including succession plans for executive officers. The Compensation Committee annually reviews and approves corporate goals and objectives for the compensation of the Chief Executive Officer and the other executive officers. The Compensation Committee also evaluates the Chief Executive Officer’s performance in light of relevant corporate performance goals and objectives, and implements the evaluation process for the Chief Executive Officer that is established by the Governance Committee. The Compensation Committee also administers our 2007 Stock Incentive Plan (the “2007 Plan”). In connection with its review of compensation of executive officers or any form of incentive or performance based compensation, the Committee will also review and discuss risks arising from our compensation policies and practices.

          The charter of the Compensation Committee requires that this Committee consist of no fewer than two Board members who satisfy the “independence” requirements of the Nasdaq Stock Market and Rule 10C-1 of the Securities Exchange Act of 1934, the “non-employee director” requirements of Section 16b-3 of the Securities Exchange Act of 1934, and the “outside director” requirements of Section 162(m) of the Internal Revenue Code. Each member of our Compensation Committee meets these requirements. A copy of the current charter of the Compensation Committee is available by following the link to “Corporate Governance” in the “Investors” section of our website at www.qumu.com.

          The members of the Compensation Committee during 2013 were Steven M. Quist (Chair), Lawrence M. Benveniste, Robert F. Olson and Justin A. Orlando. Daniel R. Fishback was appointed to the Compensation Committee on December 10, 2013 in connection with his election to the Board. During 2013, the Compensation Committee met nine times, including two times in executive session without management present. A report of the Compensation Committee is set forth below.

          Governance Committee. The Governance Committee operates under a written charter and is charged with the responsibility of identifying, evaluating and approving qualified candidates to serve as directors of our company, ensuring that our Board and governance policies are appropriately structured, developing and recommending a set of corporate governance guidelines, overseeing Board orientation, training and evaluation, and establishing an evaluation process for the Chief Executive Officer. The Governance Committee is also responsible for the leadership structure of our board, including the composition of the Board and its committees, and an annual review of the position of chairman of the Board. As part of its annual review, the Governance Committee is responsible for identifying individuals qualified to serve as Chairman and making recommendation to the Board of Directors for any changes in such position. The Governance Committee also has responsibility for overseeing our annual process of self-evaluation by members of the committees and the Board of Directors as a whole.

          The charter of the Governance Committee requires that this Committee consist of no fewer than two Board members who satisfy the “independence” requirements of the Nasdaq Stock Market. Each member of our Governance Committee meets these requirements. A copy of the current charter of the Governance Committee is available by following the link to “Corporate Governance” in the “Investors” section of our website at www.qumu.com. A copy of our current Governance Guidelines is also available in the “Investors” section of our website under “Corporate Governance”. The members of the Governance Committee in 2013 were Thomas F. Madison (Chair), Kimberly K. Nelson, Justin A. Orlando, Steven M. Quist and James L. Reissner. During 2013, the Governance Committee met fourteen times.

          Audit Committee. The Audit Committee assists the Board by reviewing the integrity of our financial reporting processes and controls; the qualifications, independence and performance of the independent auditors; and compliance by us with certain legal and regulatory requirements. The Audit Committee has the sole authority to retain, compensate, oversee and terminate the independent auditors. The Audit Committee reviews our annual audited financial statements, quarterly financial statements and filings with the Securities and Exchange Commission. The Audit Committee reviews reports on various matters, including our critical accounting policies, significant changes in our selection or application of accounting principles and our internal control processes. Under its charter, the Audit Committee exercises oversight of significant risks relating to financial reporting and internal control over financial reporting, including discussing these risks with management and the independent auditor and assessing the steps management has taken to minimize these risks. The Audit Committee also pre-approves all audit and non-audit services performed by the independent auditor.

          The Audit Committee operates under a written charter and a copy of the current Audit Committee charter is available by following the link to “Corporate Governance” in the “Investors” section of our website at www.qumu.com. The members of the Audit Committee during 2013 were Lawrence M. Benveniste (Chair), Thomas F. Madison, Kimberly K. Nelson, Robert F. Olson and James L. Reissner. Daniel R. Fishback was appointed to the Audit Committee on December 10, 2013 in connection with his election to the Board. During 2013, the Audit Committee met eight times, including four times in executive session without management present.

          The Board of Directors has determined that all members of the Audit Committee are “independent” directors under the rules of the Nasdaq Stock Market and the rules of the Securities and Exchange Commission. Our Governance Committee and Board of Directors have reviewed the education, experience and other qualifications of each of the members of its Audit Committee. After review, upon recommendation of the Governance Committee, the Board of Directors has determined that each of Messrs. Benveniste, Fishback, Madison, Olson and Reissner and Ms. Nelson meet the Securities and Exchange Commission definition of an “audit committee financial expert.” The members of the Audit Committee also meet the Nasdaq Stock Market requirements regarding the financial sophistication and the financial literacy of members of the audit committee. A report of the Audit Committee is set forth below.

Board Leadership Structure

          Currently, the leadership structure of Qumu’s board consists of a non-executive chairman of the board, currently James L. Reissner, and three standing committees that are each led by a separate chair and consist of only directors that meet the independence requirement under the Nasdaq Listing Rules and the other similar requirements applicable to that committee. The Chief Executive Officer is a director, but does not serve as chairman and does not serve on any committee.

          The Governance Committee believes that the current Board leadership structure is appropriate for Qumu at this time because it allows the Board and its committees to fulfill their responsibilities, draws upon the experience and talents of all directors, encourages management accountability to the Board, and helps maintain good communication among board members and with management.

Board’s Role in Risk Oversight

          Qumu faces a number of risks, including financial, technological, operational, strategic and competitive risks. Management is responsible for the day-to-day management of risks we face, while the Board has responsibility for the oversight of risk management. In its risk oversight role, the Board of Directors ensures that the processes for identification, management and mitigation of risk by our management are adequate and functioning as designed.

          Our Board is actively involved in overseeing risk management and it exercises its oversight both through the full Board and through the three standing committees of the Board, the Audit Committee, the Compensation Committee and the Governance Committee. The three standing committees exercise oversight of the risks within their areas of responsibility, as disclosed in the descriptions of each of the committees above and in the charters of each of the committees.

          The Board and the three committees receive information used in fulfilling their oversight responsibilities through Qumu’s executive officers and its advisors, including our legal counsel, our independent registered public accounting firm, our consulting firm for internal controls over financial reporting, and the compensation consultants we have engaged from time to time. At meetings of the Board, management makes presentations to the Board regarding our business strategy, operations, financial performance, annual budgets, technology and other matters. Many of these presentations include information relating to the challenges and risks to our business and the Board and management actively engage in discussion on these topics. Each of the committees also receives reports from management regarding matters relevant to the work of that committee. These management reports are supplemented by information relating to risk from our advisors. Additionally, following committee meetings, the Board receives reports by each committee chair regarding the committee’s considerations and actions. In this way, the Board also receives additional information regarding the risk oversight functions performed by each of these committees.

Director Nominations

          The Governance Committee will consider candidates for Board membership suggested by its members and other Board members, as well as management and shareholders. Shareholders who wish to recommend a prospective nominee should follow the procedures set forth in Section 3.14 of our bylaws as described in this Director Nominations section under “Shareholder Proposals for Nominees.” The Governance Committee has not adopted a formal policy for increasing or decreasing the size of the Board of Directors. Our Governance Guidelines provides that the Board should generally have between six and nine directors. The Governance Committee believes that a nine person Board of Directors is currently appropriate for Qumu. At nine directors, the Board of Directors has a diversity of talent and experience to draw upon, is able to appropriately staff the committees of the Board and engage the directors in Board and committee service, all while maintaining efficient function and communication among members. If appropriate, the Board may determine to increase or decrease its size, including in order to accommodate the availability of an outstanding candidate.

          Criteria for Nomination to the Board; Diversity Considerations. The Governance Committee is responsible for identifying, evaluating and approving qualified candidates for nomination as directors. The Governance Committee has not adopted minimum qualifications that nominees must meet in order for the Governance Committee to recommend them to the Board of Directors, as the Governance Committee believes that each nominee should be evaluated based on his or her merits as an individual, taking into account the needs of Qumu and the Board of Directors. The Governance Committee evaluates each prospective nominee against the standards and qualifications set out in our Governance Guidelines, including:

•

Background, including demonstrated high personal and professional ethics and integrity; and the ability to exercise good business judgment and enhance the Board’s ability to manage and direct our affairs and our business;

•

Commitment, including the willingness to devote adequate time to the work of the Board and its committees, and the ability to represent the interests of all shareholders and not a particular interest group;

•	Board skills needs, in the context of the existing makeup of the Board, and the candidate’s qualification as independent and qualification to serve on Board committees;

•	Business experience, which should reflect a broad experience at the policy-making level in business, government and/or education; and

•	Diversity, in terms of knowledge, experience, skills, expertise, and other characteristics.

          In considering candidates for the Board, including the nominees for election at the Annual Meeting, the Governance Committee considers the entirety of each candidate’s credentials with reference to these standards. The Governance Committee also considers such other relevant factors as it deems appropriate.

          While the Governance Committee does not have a formal policy with respect to diversity, the Governance Committee does believe it is important that the Board represent diverse viewpoints within the context of these standards. As part of the nominee selection process for the Annual Meeting, the Governance Committee reviewed the knowledge, experience, skills, expertise, and other characteristics of our directors, who are each nominees for election at the Annual Meeting. The Governance Committee considered how each director contributed to the diversity of the Board. Based upon that review, the Governance Committee believes that the overall mix of their backgrounds contributes to a diversity of viewpoints that will enhance the quality of the board’s deliberations and decisions.

          In reviewing prospective nominees, the Governance Committee reviews the number of public-company Boards on which a director nominee serves to determine if the nominee will have the ability to devote adequate time to the work of our Board and its committees. Under our Governance Guidelines, non-employee directors generally may not serve on more than four boards of other publicly owned companies, provided that the service does not adversely affect the director’s ability to perform his or her duties as a Qumu director.

          The Governance Committee will consider persons recommended by the shareholders using the same standards used for other nominees.

          Process for Identifying and Evaluating Nominees. The process for identifying and evaluating nominees to the Board of Directors is initiated by identifying a slate of candidates who meet the criteria for selection as a nominee and have the specific qualities or skills being sought based on input from members of the Board and, if the Governance Committee deems appropriate, a third-party search firm. The Governance Committee evaluates these candidates by reviewing the candidates’ biographical information and qualifications and checking the candidates’ references. One or more Governance Committee members will interview the prospective nominees in person or by telephone. After completing the evaluation, the Governance Committee makes a recommendation to the full Board of the nominees to be presented for the approval of the shareholders or for election to fill a vacancy.

          Board Nominees for the 2014 Annual Meeting. The nominees for the Annual Meeting were selected by the Governance Committee in March 2014 using the standards identified in our Governance Guidelines that are discussed in this section under “Criteria for Nomination to the Board; Diversity Considerations” and, in the case of Mr. Orlando, in connection with an agreement between us and Dolphin Limited Partnership III, L.P. and certain of its affiliates dated March 18, 2013 that was amended on October 23, 2013 to provide, among other things, that we nominate, recommend, support and solicit proxies for the election of Mr. Orlando at the Annual Meeting. In selecting Messrs. Madison and Reissner as nominees, the Governance Committee determined that, because of their demonstrated availability to the Board and valuable contributions as Board members, it is in the best interests of Qumu and its shareholders to waive the provisions of our Governance Guidelines relating to maximum age of nominees.

          All nominees were elected by shareholders at our 2013 Annual Meeting except Daniel R. Fishback who was appointed to the Board on December 10, 2013. Mr. Fishback was identified to the Governance Committee by Sherman L. Black, our Chief Executive Officer and a director, who recommended that Mr. Fishback be evaluated by the Governance Committee as described above under “Process for Identifying and Evaluating Nominees” using the standards identified in our Governance Guidelines that are discussed in this section under “Criteria for Nomination to the Board; Diversity Considerations.” Mr. Fishback has relevant enterprise software industry experience and we believe his appointment fulfills our obligation under the Dolphin Agreement to appoint a ninth director to the Board with such experience. We have not engaged a third-party search firm to assist us in identifying potential director candidates, but the Governance Committee may choose to do so in the future.

          Shareholder Proposals for Nominees. The Governance Committee will consider written proposals from shareholders for nominees for director. Any such nominations should be submitted to the Governance Committee c/o the Secretary of Qumu Corporation and should include the following information: (a) all information relating to such nominee that is required to be disclosed pursuant to Regulation 14A under the Securities Exchange Act of 1934 (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected), (b) the name and record address of the shareholder and of the beneficial owner, if any, on whose behalf the nomination will be made, and (c) the class and number of shares of the corporation owned by the shareholder and beneficially owned by the beneficial owner, if any, on whose behalf the nomination will be made. As to each person the shareholder proposes to nominate, the written notice must also state: (a) the name, age, business address and residence address of the person, (b) the principal occupation or employment of the person and (c) the class and number of shares of the corporation’s capital stock beneficially owned by the person. To be considered, the written notice must be submitted in the time frame described in our bylaws and in the section of this proxy statement entitled “Shareholder Proposals for 2015 Annual Meeting.”

Summary of Dolphin Agreement

          We entered into an agreement dated March 18, 2013 with Dolphin Limited Partnership III, L.P. (“Dolphin III”), Dolphin Associates III, LLC, and Dolphin Holdings Corp. III (collectively, “Dolphin”), which was amended on October 23, 2013. The summary of the agreement dated March 18, 2013, as amended on October 23, 2013 (collectively, the “Dolphin Agreement”) is set forth below.

          Pursuant to the Dolphin Agreement, on March 18, 2013 we increased the size of our Board of Directors from seven to eight members and elected Justin A. Orlando to our Board of Directors. We also appointed Mr. Orlando to the Compensation Committee and the Governance Committee of the Board. In accordance with the Dolphin Agreement, we nominated Mr. Orlando for election to the Board at the 2013 Annual Meeting of Shareholders (at which he was elected) and also agreed to nominate him for election at the 2014 Annual Meeting of Shareholders. We will solicit proxies for the election of Mr. Orlando in the same manner as the other nominees standing for election to the Board.

          Until the date on which Dolphin has sold shares of our common stock such that it ceases to beneficially own in the aggregate at least 5.0% of the then outstanding common stock, Dolphin has the right to replace Mr. Orlando with a qualified director substitute, subject to the provisions of the Dolphin Agreement. Unless there is a material adverse change in the qualifications of Justin A. Orlando, Donald T. Netter, or Daniel T. Englander, each of Messrs. Orlando, Netter and Englander is deemed to be qualified as a substitute.

          Pursuant to the Dolphin Agreement, we appointed Daniel J. Englander as an observer to the Board of Directors on March 18, 2013, with the rights and limitations as described in the Dolphin Agreement, until the earlier of the date that is 10 days prior to the nomination deadline for our 2015 Annual Meeting of Shareholders (“2015 Annual Meeting”) or the date on which Dolphin sells common stock such that it ceases to beneficially own in the aggregate at least 5.0% of the then outstanding common stock. Mr. Englander resigned as an observer in December 2013 and has not been replaced. We also agreed to use our reasonable best efforts to appoint a ninth director to the Board with relevant enterprise software industry experience. On December 10, 2013, Daniel R. Fishback was appointed as the ninth member of our Board of Directors in satisfaction of this provision of the Dolphin Agreement.

          Pursuant to the Dolphin Agreement, Dolphin has irrevocably withdrawn the letter it submitted to us on December 10, 2012, in which Dolphin nominated director candidates to be elected to our Board of Directors at the 2013 Annual Meeting. Furthermore, Dolphin agreed not to and agreed not to encourage any other person to, nominate any person for election at the 2013 Annual Meeting or the 2014 Annual Meeting, submit proposals for consideration at the 2013 Annual Meeting or the 2014 Annual Meeting, or engage in certain activities related to “withhold” or similar campaigns with respect to the 2013 Annual Meeting or the 2014 Annual Meeting.

          The Dolphin Agreement requires that Dolphin vote all of the shares of our common stock that it beneficially owns in favor of the election of each nominee for election to the Board at the 2013 Annual Meeting and the 2014 Annual Meeting and in accordance with the recommendations of our Board of Directors with respect to all other proposals presented to shareholders at the 2013 Annual Meeting and the 2014 Annual Meeting.

          Dolphin is also subject to a standstill provision under the Dolphin Agreement. Such provisions generally remain in effect until 10 business days prior to the deadline for the submission of shareholder nominations for our 2015 Annual Meeting. Among other things, the standstill provision restricts Dolphin and certain of its affiliates and associates from (i) becoming the beneficial owner of more than 9.90% of our common stock, (ii) engaging in certain proxy solicitations, (iii) seeking additional representation on our Board of Directors or otherwise seeking to control or influence our management, Board or policies or encouraging any third party to do so, (iv) making certain shareholder proposals or public statements relating to certain transactions or activities, (v) soliciting consents from shareholders, or (vi) encouraging or influencing any person with respect to the voting or disposition of our securities at any annual or special meeting of shareholders.

Board Attendance at Board, Committee and Annual Shareholder Meetings

          During 2013, the Board of Directors met seventeen times. Each nominee for director attended at least 75% of the meetings of the Board and committees on which he or she served during 2013. The Board of Directors regularly meets in executive session without the presence of members of management, including the Chief Executive Officer. We do not have a formal policy on attendance at meetings of our shareholders. However, we encourage all Board members to attend all meetings, including the annual meeting of shareholders. All eight directors then serving attended the 2013 Annual Meeting of Shareholders.

Continuing Education

          We have adopted a policy encouraging all Board members to seek out opportunities for further education on governance and public-company matters. During 2013, one member of the Board of Directors attended one or more such programs.

Communications With Directors

          Shareholders may communicate with members of the Board by sending an e-mail to chair.director@qumu.com or by directing the communication in care of the Governance Committee Chair c/o Corporate Secretary, at the address set forth on the front page of this proxy statement. All communications will be received and processed by the Corporate Secretary. You will receive a written acknowledgement from the Corporate Secretary upon receipt of your communication.

Code of Ethics

          We have adopted a code of ethics that applies to all directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or persons performing similar functions. This code of ethics is included in our Code of Ethics and Business Conduct which is publicly available by following the link to “Corporate Governance” in the “Investors” section of our website at www.qumu.com. To the extent permitted, we intend to disclose any amendments to, or waivers from, the code of ethics applicable to our principal executive officer, principal financial officer, principal accounting officer or persons performing similar functions or with respect to the required elements of the code of ethics on our website at www.qumu.com under the link to “Corporate Governance” in the “Investors” section.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

          The following report of the Audit Committee shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the 1934 Securities Exchange Act, as amended, except to the extent that we specifically incorporate it by reference in such filing.

          In accordance with its Charter, the Audit Committee has reviewed and discussed our audited financial statements with management. The Audit Committee has discussed with KPMG LLP, our independent registered public accounting firm, the matters required to be discussed under generally accepted auditing standards and Auditing Standard No. 16 of the Public Company Accounting Oversight Board (United States) which includes, among other items, matters related to the conduct of the audit of our financial statements and evaluation of the Company’s internal control over financial reporting. We have also discussed with KPMG LLP their independence and they have provided to us the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence.

          Based on the review and discussions referred to above, the Audit Committee recommended to our Board that our audited financial statements be included in our Annual Report on Form 10-K for the year ending December 31, 2013.

By the Audit Committee of the Board of Directors:

Lawrence M. Benveniste (Chair)
Daniel R. Fishback
Thomas F. Madison
Kimberly K. Nelson
Robert F. Olson
James L. Reissner

EXECUTIVE OFFICERS

          Set forth below is biographical and other information for our current executive officers. Information about Sherman L. Black, our President and Chief Executive Officer, may be found in this proxy statement under the heading “Election of Directors.”

          James R. Stewart, age 57, joined Qumu on July 26, 2010 and was appointed as our Chief Financial Officer effective August 6, 2010. Prior to joining Qumu, Mr. Stewart served as the Chief Financial Officer of Comm-Works Incorporated, a privately-held provider of voice and data infrastructure services located in Minneapolis Minnesota, since 2006. In his role as the Chief Financial Officer, Mr. Stewart was responsible for the leadership of Comm-Works’ financial operations, provided financial and strategic planning leadership, and led Comm-Works in various acquisitions and lender refinancing. From 2003 to 2006, Mr. Stewart served as the Senior Vice President Finance H.R. Solutions for Ceridian Corporation, a publicly held information services company principally serving the human resource, transportation and retail markets. While at Ceridian Corporation, Mr. Stewart supervised a large staff and was responsible for finance matters in Ceridian’s human resource solutions business segment, including financial planning, analysis, and reporting for that business segment, general accounting, pricing, contracts, billing, accounts receivable and payable, finance systems, and client funds management and facilities. From 2001 to 2003, Mr. Stewart was the Chief Financial Officer of Optical Solutions, Inc., a venture-backed private company that marketed and manufactured passive optical access solutions that was acquired by Calix, Inc. in 2005. While at Optical Solutions, Mr. Stewart led two successful rounds of financing, including providing presentations to investors. He also led an effort to reduce cash utilization, negotiated key manufacturing relationships, developed compensation programs, and established corporate financial policies and procedures. Mr. Stewart has a masters of business administration degree and a bachelor of science degree in accounting and finance, both from the University of Minnesota in Minneapolis, Minnesota.

          Vern Hanzlik, age 56, was appointed as an Executive Vice President on March 3, 2014. Mr. Hanzlik joined us in November 2012 as a Senior Vice President and as General Manager, Qumu. From February 2011 to November 2012, Mr. Hanzlik was President, EMEA and member of the Board of TEAM Informatics, a global enterprise solutions and technology company. From December 2006 to February 2010, Mr. Hanzlik was the Chief Marketing Officer of Sajan, Inc., a privately held company, and from February 2010 until January 2011, also served as the Chief Marketing Officer of Sajan’s successor company by merger, publicly-held Sajan, Inc. (OTC: SAJA), a provider of global language translation services, software localization and cloud-based translation management software. Mr. Hanzlik also served as President of Sajan Software Ltd., a subsidiary of Sajan, from June 2009 to January 2011. Mr. Hanzlik was a co-founder of Stellent, Inc., which was a publicly-held provider of content and document management software and services located in Eden Prairie, Minnesota, until it was acquired by Oracle Corporation in 2006. While with Stellent, Inc., he most recently served as Executive Vice President of Compliance and Strategic Alliances from January 2004 to February 2006. Additionally, Mr. Hanzlik served as Stellent’s President and Chief Executive Officer and as a director of Stellent from 1999 and 2003. Mr. Hanzlik served as a director of pre-merger Sajan, Inc. from April 2006 to February 2010 and as a director of post-merger Sajan, Inc. from February 2010 to January 2011.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

          The following discussion and analysis describes our compensation objectives and policies as applied to the following executive officers who are referred to in this proxy statement as the named executive officers:

•	Sherman L. Black, who served as our President and Chief Executive Officer during 2013

•	James R. Stewart, who served as our Chief Financial Officer during 2013

          This section is intended to provide a framework within which to understand the actual compensation awarded to, earned or held by each named executive officer during 2013, as reported in the compensation tables and accompanying narrative sections appearing on pages 31 to 37 of this proxy statement.

          Executive Summary

          Our compensation policies and determinations in 2013 were influenced by a variety of factors, including our focus on pay programs that are aligned with our efforts to execute on our software product strategy and transform our business. Highlighted below are some of the key compensation-related decisions and policies approved by the Compensation Committee relating to 2013 compensation to the named executive officers:

•

Salary Increase for CFO. In February 2013, the Compensation Committee approved an increase in base salary for Mr. Stewart because it was merited by information regarding competitive pay for the position. The base salary of Mr. Black was not changed and has not been changed since he was appointed in 2010.

•	Enhanced Performance-Based Incentives. As in prior years, our compensation policies and practices during 2013 were heavily influenced by a focus on pay for performance.

•

Our executive compensation programs are designed to deliver market competitive compensation to the named executive officers only when they individually deliver, and we as a company deliver, high performance. For 2013, the Compensation Committee determined to implement both long-term and short-term performance based incentive programs. The Compensation Committee believes that variable, incentive-based compensation should constitute a meaningful portion of overall compensation for the named executive officers.

•

The Compensation Committee adopted a cash incentive compensation program for 2013 (the “2013 Incentive Plan”) through which the named executive officers were eligible to earn cash incentive compensation based upon achievement of specific financial performance goals for 2013. For Messrs. Black and Stewart, the performance goals were weighted so that 25% of the incentive pay depended upon financial performance of our disc publishing business and 75% depended upon financial performance of our software business. The Compensation Committee allocated significant weight to our software business because it is critical to our ongoing efforts to transform our company by incentivizing growth of this business.

•

In February 2013, the Compensation Committee adopted a long-term incentive plan (the “LTI Program”), which is a performance-based cash incentive compensation program that incorporates stock price as a performance measure, as well as performance measures relating to our disc publishing and software businesses. The program is also designed to operate as a retention tool in that the named executive officers must be employed through July 1, 2015 in order to receive the full amount of the LTI Program incentive pay. Of the total LTI Program incentive pay, the first 25% earned for 2013 performance was paid on March 1, 2014 to the named executive officers.

	•	Amounts earned by Mr. Black under the LTI Program and the 2013 Incentive Plan, which are both performance based compensatory plans, represented 73.2% of his total compensation for 2013.

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No Equity Awards in 2013. As we disclosed in our proxy statement last year, our Compensation Committee approved equity awards to our executive officers in October 2011 in lieu of awards that would have been granted at the 2012 Annual Meeting in May 2012 for 2011 performance and at the 2013 Annual Meeting in May 2013 for 2012 performance. Accordingly, the Compensation Committee did not make any equity awards to our named executive officers at the time of the 2013 Annual Meeting of Shareholders in May 2013 or otherwise in 2013.

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Compensation Policies for 2013. In 2013, we maintained and further implemented the compensation policies we developed in prior years and we also maintained several long-standing compensation practices that we believe contribute to good governance.

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In September 2013, we conducted a value neutral stock option exchange program. This exchange program was approved by our shareholders at the 2013 Annual Meeting of Shareholders. None of our executive officers or directors were eligible to participate in the program. The stock option exchange program furthered the interests of our shareholders by creating retention and incentive for non-executive employees, maximizing the return on the stock option expense we incur, and reducing the overhang of our outstanding stock options.

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We added an expanded recoupment or “clawback” provision to the 2007 Stock Incentive Plan that was approved at the 2011 Annual Meeting. Additionally, beginning in 2011, clawback provisions are a standard part of our cash incentive compensation programs, including the LTI Program and the 2013 Incentive Plan. These clawback provisions require an executive officer to forfeit and allow us to recoup any payments or benefits received by the executive officer under these compensation plans under certain circumstances, such as certain restatements of our financial statements, certain terminations of employment, and breach of an agreement between us and the executive officer.

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We have established specific stock ownership guidelines for executive officers and directors. Our stock ownership guidelines, along with the terms of our equity awards, encourage our executive officers and directors to build and maintain an ownership interest in our company.

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Under the charter of the Compensation Committee, any compensation consultant is retained directly by and reports to the Compensation Committee. Our Compensation Committee reviews and considers the independence of a compensation consultant prior to engagement.

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Our agreements with executive officers provides for severance payments only in cases of termination without cause prior to a change in control or both the occurrence of a change in control and the termination of employment without cause or for good reason. The agreement does not provide for “tax gross-up” payments. The post-termination benefits under the letter agreement are also conditioned upon compliance with the non-disclosure and non-competition agreements we have with the executive officers.

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Response to 2013 Say-On-Pay Vote. Throughout 2012 and into 2013, we significantly increased our shareholder engagement and outreach efforts to enable the Compensation Committee to understand the advisory vote on named executive officer compensation (the “say-on-pay” vote) cast by our shareholders at the 2012 Annual Meeting of Shareholders. In general, these shareholders supported a greater emphasis on performance-based compensation. The Compensation Committee took this shareholder feedback and the 2012 say-on-pay vote into consideration as it designed 2013 compensation programs for the named executive officers and in particular, the LTI Program that was approved in February 2013. Following the approval of 2013 executive officer compensation and the implementation of LTI Program in February 2013 and the say-on-pay vote cast at the 2013 Annual Meeting of Shareholders in May 2013, we continued our shareholder engagement and outreach to understand shareholder reaction to our efforts to be responsive. We believe that the 93.3% approval of the say-on-pay vote at the 2013 Annual Meeting of Shareholders (as compared to 61.7% approval of the say-on-pay vote at the 2012 Annual Meeting of Shareholders) reflects support for our efforts to strengthen the connection between executive pay and performance.

          Our Compensation Philosophy

          Our philosophy with respect to the compensation of executive officers is based upon the following principles:

•	Executive base compensation levels should be established by comparison of job responsibility to similar positions in comparable companies and be adequate to retain highly-qualified personnel; and

•	Variable compensation should be established to provide incentive to improve performance and shareholder value.

          The Compensation Committee reviews our compensation philosophy and our compensation programs regularly (no less than annually). The Compensation Committee’s review is two-fold: first, to ensure our philosophy and programs meet our objectives of providing compensation that attracts and retains superior executive talent and encourages our executive officers to achieve our business goals and second, to identify changes and trends in executive compensation policies and practices.

          2013 Compensation Elements and Determinations

          The Compensation Committee followed the guiding principles outlined above in the development and administration of compensation programs for the named executive officers. During 2013, the components of our executive compensation programs consisted of the following:

•	Base salary;

•	Short-term cash incentive compensation delivered through the annual incentive plan for 2013; and

•	Long-term cash incentive compensation delivered through the long-term incentive program adopted in February 2013 (the “LTI Program”).

          While long-term equity compensation delivered through stock option and restricted stock awards under the 2007 Plan have historically been a component of our executive compensation program, the Compensation Committee did not make any stock option, restricted stock or other equity awards to the named executive officers in 2013. At the time it approved significant equity awards in October 2011 as an exception to our equity granting policy, the Compensation Committee determined not to make equity awards that would have been typically granted to the named executive officers at either the 2012 Annual Meeting or the 2013 Annual Meeting. In fulfillment of that commitment, the Compensation Committee did not make any equity awards to our executive officers at the time of the 2013 Annual Meeting or otherwise during 2013.

          The named executive officers were also eligible to participate in the same benefit programs as were available to our other employees. Because the Compensation Committee does not believe that personal benefits or perquisites are appropriate as a significant element of compensation, the value of perks to any named executive officer was less than $10,000 in 2013.

          In addition to selecting the components of compensation, the Compensation Committee also determined the relative weight of each component for each of the named executive officers. Performance-based, variable compensation is intended to be a meaningful portion of overall compensation. For 2013, the Compensation Committee continued its practice of weighting this type of compensation more heavily than fixed compensation, such as base salary. The Compensation Committee further emphasized performance-based compensation in 2013 by establishing the LTI Program that was approved in February 2013.

          See “Compensation Information and How it is Used in the Determining Compensation” below for an explanation of the information the Compensation Committee used in determining the elements of executive compensation and the potential compensation to the named executive officers in 2013.

          2013 Base Salaries

          On February 20, 2013, the Compensation Committee recommended, and on February 21, 2013, the Board of Directors approved, an increase in the annual base salary of James R. Stewart, our Chief Financial Officer, to $295,000, with the increase effective January 1, 2013. The base salary of Mr. Black was not changed from the $375,000 amount set by the Compensation Committee when Mr. Black was appointed to our Chief Executive Officer effective January 1, 2010.

          The Compensation Committee approved the increase in Mr. Stewart’s base salary based upon an analysis by its compensation consultant, Radford, that indicated Mr. Stewart’s base salary was below the 50th percentile of base salaries for this position within our benchmark peer group and based on merit.

          2013 Incentive Plan

          On February 20, 2013, the Compensation Committee approved, and on February 21, 2013 the Board of Directors ratified, the establishment of our short-term cash incentive compensation program for 2013 (the “2013 Incentive Plan”).

          Under the 2013 Incentive Plan, the Compensation Committee determined minimum, target and maximum performance goals applicable to the named executive officers under two matrices: one relating to our disc publishing business and one relating to our software business. For the named executive officers, the two matrices are weighted 25% to the disc publishing matrix and 75% to the software matrix. With respect to the disc publishing matrix, the Compensation Committee set 2013 quarterly and annual performance goals at the minimum, target and maximum level related to sales and operating income as a percentage of sales (excluding the impact of allocating general and administrative expense to the software business). With respect to the software business, the Compensation Committee set 2013 annual performance goals at the minimum, target and maximum level for contracted commitments (the dollar value of signed customer purchase commitments) from all software sales and operating expense (excluding the impact of amortization of Qumu intangibles and the general and administrative expense allocated to the software business). In each of the two matrices, a performance factor is determined by referencing incrementally increasing amounts of each of the two performance goals that form the matrix. The performance factors are weighted as described below and then multiplied by the executive officer’s target incentive pay percentage and base salary to determine the cash incentive amount. If achievement as to any particular performance goal is between two defined amounts in the matrix, the performance factor will be interpolated. Further, no incentive amount will be earned by the executive officer for the measurement period if the minimum performance goals for that period as set by the matrix are not achieved. Achievement of the performance goals at less than target level will result in decreasing incentive amounts under each matrix until the achievement fails to meet the minimum performance goals under the matrix, at which point the performance factor is zero and the executive officer is entitled to no incentive payment with respect to that matrix.

          The Compensation Committee also approved the cash incentive amounts that the named executive officers may earn under the 2013 Incentive Plan based upon percentages of their respective salaries. Under the 2013 Incentive Plan, the maximum incentive amount that may be earned for any period will not exceed two times his incentive amount at the target level, even if actual performance exceeds the maximum for the performance goals.

          All incentive amounts earned in 2013 will be paid in the first quarter of 2014 and an executive officer must be employed by us as of December 31, 2013 and as of the payment date in order to receive payout of any incentive amounts earned during the year unless termination of employment is due to death, disability or follows a change in control. Additionally, all incentive payments are subject to “clawback” to the extent required by federal law.

          The following table shows the incentive amounts as a percentage of salary that would be earned by Mr. Black and Mr. Stewart under the 2013 Incentive Plan upon our achievement of the target and maximum goals under the 2013 Incentive Plan, assuming achievement at the target or maximum level, respectively, for each period under each matrix.

	Incentive Opportunity Under 2013 Incentive Plan As a Percentage of Base Salary

Named Executive Officer	Target Goals Achieved	Maximum Goals Achieved

Sherman L. Black	90%	180%

James R. Stewart	55%	110%

          For 2013, the Compensation Committee determined to increase the incentive amounts that could be earned by the named executive officers under the 2013 Incentive Plan at target and at maximum as compared to 2012. The Compensation Committee determined to increase these amounts in order to more heavily weight this element of performance-based pay in the executive’s overall pay and to provide a more competitive short-term cash incentive pay opportunity as the analysis performed by Radford indicated that this element of pay for 2012 was below the 50th percentile of our benchmark peer group for each of the executive officer positions.

          Under the disc publishing business matrix, the Compensation Committee set the target amounts for 2013 quarterly and annual revenue at levels that were at or slightly below our actual performance in 2012 for these periods. The Compensation Committee believed that this was appropriate given that the disc publishing business is mature and challenged by technology substitution. For the software business matrix, the Compensation Committee set the target level of 2013 contracted commitments with reference to the capacity of our sales teams to win customer business and the pipeline of customer activity at that time, rather than with reference to 2012 contracted commitments, that reflected the impact of several larger enterprise customer orders received in the fourth quarter of 2012. The Compensation Committee intended the target amounts of the performance measures under the software business matrix to encourage aggressive and cost-effective development of these revenue streams, which is part of our continuing process of transforming Qumu into a higher performing business.

          Below are tables showing the target performance goals established under the 2013 Incentive Plan for each measurement period under each of the two matrices, our actual performance for 2013 as compared to these goals, and the percentage by which our actual performance exceeded or was less than target for each period.

          In determining the disc publishing fourth quarter 2013 and 2013 operating income as a percentage of sales for the purposes of the 2013 Incentive Plan, the Compensation Committee excluded certain extraordinary legal and professional expenses; these adjusted amounts of operating income as a percentage of sales are reflected in the table below.

	Disc Publishing Business Matrix
Measurement Period	Target Sales (in millions)	Actual Sales (in millions)	% Above or (Below) Target	Target Operating Income as a Percentage of Sales	Actual Operating Income as a Percentage of Sales	% Above or (Below) Target

First Quarter 2013	$16.0	$15.1	(5.6)%	1.9%	(2.8)%	(247.4)%

Second Quarter 2013	$16.3	$16.4	0.6%	3.8%	3.1%	(18.4)%

Third Quarter 2013	$16.9	$16.7	(1.2)%	7.0%	10.0%	42.9%

Fourth Quarter 2013	$15.9	$16.5	3.8%	2.5%	10.4%	316.0%

Fiscal Year 2013	$65.2	$64.7	0.8%	3.9%	4.8%	23.1%

          Our performance in each quarter of 2013 and for 2013 resulted in an overall performance factor of 1.08x attributable to the disc publishing matrix.

          In determining the amount of software contracted commitments for the purposes of the 2013 Incentive Plan, the Compensation Committee excluded a portion of one customer contract in the fourth quarter 2013; the adjusted contracted commitment amount is reflected in the table below.

	Software Business Matrix
Measurement Period	Target Contracted Commitments (in millions)	Actual Contracted Commitments (in millions)	% Above or (Below) Target	Target Operating Expense (in millions)	Actual Operating Expense (in millions)	% Above or (Below) Target

Fiscal Year 2013	$18.9	$20.5	8.5%	$21.8	$20.8	(4.6)%

          Our performance for 2013 resulted in an overall performance factor of 1.45x attributable to the software matrix.

          After applying the weighting specified by the 2013 Incentive Plan, the total performance factor under the 2013 Incentive Plan was 1.358x, resulting in a payout to Messrs. Black and Stewart of 135.8% of their respective target incentive pay percentages multiplied by their respective base salaries. Accordingly, the payouts approved under the 2013 Incentive Plan were: Mr. Black, $458,114 and Mr. Stewart, $220,234. The following shows the portion of the incentive pay received by the named executive officers under the 2013 Incentive Plan attributable to each matrix and each performance period.

	Named Executive Officer and Payout Attributable to Measurement Period
Measurement Period	Sherman L. Black	James R. Stewart

Disc Publishing Business Matrix by Period
First Quarter 2013	―	―
Second Quarter 2013	$12,150	5,841
Third Quarter 2013	$15,820	7,605
Fourth Quarter 2013	$24,300	$11,682
Fiscal Year 2013	$38,813	$18,659
Disc Publishing Business Matrix (25% weight)	$91,083	$43,787
Software Business Matrix (75% weight)	$367,031	$176,447
Total	$458,114	$220,234
Percent of 2013 Base Salary	122.2%	74.7%

          LTI Program

          On February 20, 2013, the Compensation Committee approved, and on February 21, 2013 the Board of Directors ratified, the establishment of a long-term incentive program for executive officers (the “LTI Program”). The LTI Program was adopted under our Second Amended and Restated 2007 Stock Incentive Plan (the “2007 Plan”) and accordingly, awards under the LTI Program are subject to the clawback and other features of the 2007 Plan. The LTI Program is a performance-based program that incorporates stock price, operating income and contracted commitments as performance measures and that is also designed to operate as a retention tool. In part, the Compensation Committee adopted the LTI Program to address the relative lack of long-term incentives and retention benefits provided by equity awards outstanding to the named executive officers. Further, the Compensation Committee believed the LTI Program was appropriate to enhance the competitiveness of long-term compensation, which the analysis of Radford indicated was below the 50th percentile of our benchmark peer group for each of the executive officer positions.

          In connection with the LTI Program, the Compensation Committee recommended and Board of Directors approved a long-term incentive bonus agreement between us and Mr. Black and a long-term incentive bonus agreement between us and Mr. Stewart. Collectively, the long-term incentive bonus agreements are referred to as the “LTI Agreements.”

          Under the LTI Agreements, Mr. Black and Mr. Stewart are eligible for LTI Program incentive pay in the amount of $1,500,000 and $590,000, respectively, at the target level. The Compensation Committee selected these target level amounts in part based upon Radford’s analysis and recommendation, which showed these amounts at target level would be slightly below the 50th percentile of long-term incentive compensation over the two year period being measured for the respective executive officer positions. While the performance period is two years, amounts earned will be paid over a longer 30 month period on March 1, 2014, March 1, 2015 and July 1, 2015 in order to achieve the desired retention benefit. For Mr. Black, the actual amount of the LTI incentive pay will be based all upon performance. For Mr. Stewart, 50% of the LTI incentive pay is based upon time and 50% is based upon performance. In each case, performance is based upon performance measures approved by the Compensation Committee for the two twelve month periods ending December 31, 2013 and 2014. As described below, the Compensation Committee approved performance measures for the year ended December 31, 2013 through the adoption of two matrices.

          In connection with the adoption of the LTI Program and the LTI Agreements, the Compensation Committee recommended and the Board of Directors approved performance measures for the twelve month performance period ending December 31, 2013 consisting of two performance matrices, one relating to the disc publishing business and one relating to the software business. With respect to the disc publishing business, the Compensation Committee set 2013 annual performance goals at the minimum, target and maximum level for operating income (which may be adjusted for extraordinary costs as determined by the Compensation Committee) and stock price. With respect to the software business, the Compensation Committee set 2013 annual performance goals at the minimum, target and maximum level for contracted commitments (the dollar value of signed customer purchase commitments) from all software sales and stock price. The same stock price performance goals were used for each matrix.

          In each of the two matrices, a performance factor is determined by referencing incrementally increasing amounts of each of the two performance goals that form the matrix. If achievement as to any particular performance goal is between two defined amounts in the matrix, the performance factor was interpolated. Further, the performance factor would be zero if the minimum performance goals for that particular matrix were not achieved. Achievement of the performance goals at less than target level would result in a decreasing performance factor under each matrix until the achievement fails to meet the minimum performance goals under the matrix, at which point the performance factor will be zero and the executives will be entitled to no LTI payment with respect to that matrix. For each of Messrs. Black and Stewart, the performance factor was weighted 25% to the disc publishing matrix and 75% to the software matrix.

          For 2013, we had $3.1 million in operating income from the disc publishing business (adjusted by the Compensation Committee as described above for the 2013 Incentive Plan), which exceeded the target of $2.5 million. For 2013, our contracted commitments were $20.5 million (adjusted by the Compensation Committee as described above for the 2013 Incentive Plan), which exceeded the target of $18.9 million. Our stock price as measured for the purposes of the LTI Program was $14.91, which was the average closing stock price for the five business days of February 3, 2014 to February 7, 2014. Our stock price exceeded the target range under the matrices of $5.00 to $12.00 per share. The result of our actual achievement of the LTI Program performance goals was a performance factor of 1.5785x for the disc publishing matrix and a performance factor of 1.5479x for the software matrix. The overall 2013 matrix performance factor for the LTI Program was 1.5555x after weighting the performance factors from the two matrices as described above.

          In accordance with the terms of the LTI Agreement and LTI Program, as a result of achievement of 2013 performance goals, Mr. Black earned 25% of the LTI Program incentive pay amount at target ($1,500,000) multiplied by the 2013 matrix performance factor of 1.5555x, or $583,310, which was paid on March 1, 2014 in accordance with the LTI Agreement. In accordance with the terms of the LTI Agreement and LTI Program, as a result of achievement of 2013 performance goals, Mr. Stewart earned 25% of the performance portion of the LTI incentive payment amount at target ($295,000) multiplied by the 2013 matrix performance factor of 1.5555x, or $114,718, which was paid on March 1, 2014 in accordance with the LTI Agreement. Mr. Stewart also received 25% of the time portion of the LTI incentive pay amount ($295,000), or $73,750 on March 1, 2014.

          On February 19, 2014 the Compensation Committee approved and on February 20, 2014, the Board of Directors ratified the matrices under the LTI Program for 2014. As to Mr. Black’s LTI incentive pay and the performance based portion of Mr. Stewart’s LTI incentive pay, 25% of such amount multiplied by the 2014 matrix performance factor will be paid on March 1, 2015, and 50% of such amount multiplied by the average of 2013 and 2014 matrix performance factors will be paid on July 1, 2015. As to the time based portion of Mr. Stewart’s LTI incentive pay, 25% of such amount will be paid on March 1, 2015 and 50% of such amount will be paid on July 1, 2015.

          An executive must be employed by us on the payment date to receive the LTI payment, except that if the executive’s employment is terminated by us without cause or if a change in control occurs, we will pay the executives the LTI amounts as described in and at the times stated in the LTI Agreements. See “Employment Arrangements with Named Executive Officers and Post-Employment Compensation” for a summary of these provisions. Under the LTI Agreements, the named executive officers will receive LTI incentive pay amounts upon the occurrence of a change in control, even if the executive’s employment with us is not terminated. Because the LTI Program was designed to serve some of the same compensatory purposes as equity awards, the Compensation Committee believed this provision appropriately mirrored the provisions of outstanding equity awards, which would be accelerated and vested upon a change in control even if the executive’s employment with us is not terminated.

          2013 Equity Awards

          In October 2011, the Compensation Committee determined to allow an exception to a portion of our equity granting policy and make awards to the executive officers at that time in lieu of awards at the 2012 Annual Meeting in May 2012 for 2011 performance and at the 2013 Annual Meeting in May 2013 for 2012 performance. The Compensation Committee determined that it was appropriate to make an exception to this portion of the equity granting policy in order to more closely align management’s incentives with our future growth and to aid in retention.

          Accordingly, because of the exception made by the Compensation Committee in October 2011, the Compensation Committee did not make any equity awards to our named executive officers at the time of the 2013 Annual Meeting of Shareholders in May 2013 or otherwise in 2013.

          Compensation Information and How it is Used in Determining Compensation

          The Compensation Committee used information from a variety of sources in determining compensation for the named executive officers for 2013.

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Compensation Consultant. The Compensation Committee engaged Radford, an Aon Hewitt company, as its compensation consultant to assist it in determining executive compensation for 2013. Radford reported directly to the Compensation Committee. The Compensation Committee requested that Radford conduct a comprehensive executive compensation assessment, including benchmarking base salary, short-term cash incentive compensation, total cash compensation (base salary and short-term cash incentive compensation), long-term equity incentives and total direct compensation (total cash compensation plus long-term equity incentive values). The Compensation Committee also reviewed surveys, reports and other market data against which it measured the competitiveness of our compensation programs for 2013.

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Input from Management. In determining compensation for named executive officers, other than the Chief Executive Officer, the Compensation Committee solicits input from the Chief Executive Officer regarding the duties and responsibilities of the other executive officers and the results of performance reviews. The Chief Executive Officer also recommends to the Compensation Committee the base salary for all named executive officers, the awards under the cash incentive compensation program, and, in prior years, the awards under the long-term equity program. The Chief Executive Officer also recommended to the Compensation Committee the financial performance goals under the 2013 Incentive Plan and the LTI Program. No named executive officer, other than the Chief Executive Officer, has a role in establishing executive compensation. From time to time, the named executive officers are invited to attend meetings of the Compensation Committee. However, no named executive officer attends any executive session of the Compensation Committee or is present during deliberations or determination of such named executive officer’s compensation.

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CEO Performance Review. Annually, our Governance Committee establishes and oversees a process for the evaluation of the performance of the Chief Executive Officer by the whole Board, including a self-assessment by the Chief Executive Officer. The Compensation Committee then considers the results of that performance review in determining compensation of the Chief Executive Officer.

          As part of its work with its compensation consultant, Radford, the Compensation Committee reviewed and updated its benchmark peer group in October 2012 for use in setting 2013 compensation. The peer group was changed to better reflect our focus on our software business, geographic competition and for other factors. For 2013, our peer companies included similarly sized publicly-held companies located both in Minnesota and in other states in the software, computer peripheral and device, and data storage industries. The peer group companies selected by the Compensation Committee for 2013 consisted of:

Astro-Med, Inc.	Digi International Inc.	Overland Storage, Inc.

Carbonite, Inc.	Digimarc Corporation	ShoreTel, Inc.

Communications Systems, Inc.	Echelon Corp.	SPS Commerce, Inc.

Concurrent Computer Corp.	Falconstor Software, Inc.	VASCO Data Security International, Inc.

Datalink Corp.	Guidance Software, Inc.	Wave Systems Corp.

Zix Corporation

          As in the past, the Compensation Committee considered the competitiveness of elements of executive compensation and the need for adjustments for competitiveness when determining 2013 compensation for the named executive officers. In reviewing competitiveness, the Compensation Committee in particular focused on the extent to which compensation programs could be used to ensure retention of key personnel during the critical periods in the transformation of our business. Accordingly, while the Compensation Committee focused on the 50th percentile of the peer group for various elements of compensation, the Compensation Committee also considered experience, scope of position, individual performance, competiveness and retention, and other factors when positioning compensation of executive officers within the peer group. As explained above, the Compensation Committee did not make any equity awards to our named executive officers at the time of either the 2012 Annual Meeting of Shareholders or the 2013 Annual Meeting of Shareholders or otherwise in 2012 or 2013. Accordingly, part of Radford’s engagement was centered around identifying and developing meaningful long-term incentives for the executive officers that would also offer retention benefits.

          Compensation Policies

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Executive Compensation Clawback Policy. We added an expanded recoupment or “clawback” provision to the 2007 Plan that was approved by our shareholders at the 2011 Annual Meeting. Additionally, we added clawback provisions to our cash incentive compensation program beginning with the program we adopted in 2011 and continuing for the 2013 Incentive Plan and the LTI Program. These clawback provisions require an executive officer to forfeit and allow us to recoup any payments or benefits received by the executive officer under these compensation plans under certain circumstances, such as certain restatements of our financial statements, certain terminations of employment, and breach of an agreement between us and the executive officer.

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Equity Granting Policy. The policy of the Compensation Committee has been to make awards of equity-based compensation to Qumu executive officers at a regularly scheduled meeting of the Compensation Committee held in conjunction with a meeting of the Board of Directors on the day of the Annual Meeting of Shareholders, typically scheduled in May of each year. The equity awards granted by the Compensation Committee at the time of the Annual Meeting of Shareholders are in respect of performance in the prior year. For non-executive employees, the Compensation Committee’s policy changed in October 2013 such that the equity awards to non-executive employees will be granted the first day of the open window period after the third quarter, which the Compensation Committee believes better aligns with performance reviews and personnel planning.

In October 2011, the Compensation Committee adopted an exception to our equity granting policy and approved awards to our executive officers at that time in lieu of awards at the 2012 Annual Meeting in respect of 2011 performance and at the time of the 2013 Annual Meeting in respect of 2012 performance. Accordingly, the Compensation Committee did not make any equity awards to our named executive officers at the time of the 2012 Annual Meeting of Shareholders in May 2012 or otherwise in 2012 or at the time of the 2013 Annual Meeting of Shareholders or otherwise in 2013. The Compensation Committee expects to resume equity granting to executive officers at the time of the 2014 Annual Meeting of Shareholders in respect of 2013 performance.

In addition to annual awards, awards of equity-based compensation to newly hired employees or employees being recognized for their achievement may be made by the Compensation Committee or by the Chief Executive Officer under authority delegated by the Compensation Committee. For awards by the Compensation Committee to newly-hired employees or employees being recognized for their achievement, the grant date will be the later of (i) the first day of employment with Qumu or the date the employee is recognized for achievement, as the case may be, or (ii) the date the Compensation Committee takes action to approve the award. However, if this date is not within an open window period, the grant date will be the first day of the open window period following the latest of (i) and (ii).

All stock options granted in 2013 have an exercise price of the fair market value of our common stock on the date of grant. The date of grant is determined under the 2007 Plan by reference to the closing market price of our common stock on the date the Compensation Committee meets (or takes action in writing in lieu of meeting) and determines the award recipient, the number of shares underlying stock option awards and the other material terms of the stock option grant, or such future date specified as the grant date by the Compensation Committee when all material terms of the stock option grant are determined.

The Compensation Committee’s policy is to grant all equity awards under shareholder approved equity compensation plans, such as the 2007 Plan, except in limited and special circumstances.

Our policy is to grant equity awards at a time that Qumu’s directors and executive officers are not in possession of material, non-public information and during the periods of time that trading would be permitted under our trading policy, which is referred to above as an “open window period.”

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Delegation of Limited Authority under 2007 Plan. The Compensation Committee has delegated authority to the Chief Executive Officer to grant equity awards under the 2007 Plan to employees who are not executive officers of Qumu. The Chief Executive Officer’s delegation authority is limited to grants to any individual of no more than the lesser of (i) 1.5 times the recommended annual grant corresponding to that individual’s position with Qumu and (ii) 10,000 equity awards, and the delegation authority may not exceed, in the aggregate, the total amount established on an annual basis by the Compensation Committee. Equity awards mean stock options and restricted shares and unless otherwise determined by the Compensation Committee, grants of restricted shares shall reduce the limits set forth above on the basis of 2.5 equity awards for each restricted share granted. Further, the Chief Executive Officer must memorialize the terms of the award in a written form contemporaneously with his approval of the award and must advise the Compensation Committee of such awards at a Compensation Committee meeting following such award. The terms of option and restricted stock awards by the Chief Executive Officer must be those contained in our standard form of non-qualified stock option agreement or standard form of restricted stock agreement, with the lapse of restrictions on the restricted stock over a period of 1 to 4 years as determined by the Chief Executive Officer consistent with the terms of the 2007 Plan.

For awards by the Chief Executive Officer to newly-hired non-executive employees or non-executive employees being recognized for their achievement, the grant date will be the second Tuesday of the month following the employee’s start date or the date the employees is recognized for achievement, or if the Nasdaq Stock Market was closed on such second Tuesday, the next succeeding day on which the Nasdaq Stock Market is open for regular trading.

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Stock Ownership Guidelines. In May 2006, we established stock ownership guidelines for our executive officers and directors. These guidelines are reviewed annually. The ownership guidelines for executive officers are based upon the following multiples of base pay, with the multiple depending upon management level: Chief Executive Officer, five times; President, Chief Operating Officer, Chief Technical Officer and Chief Financial Officer, three times; and all other executive officers, two times. In the event an individual holds positions in more than one management level, the multiple applicable to the highest management level applies to that individual. The ownership guideline for directors is three times the annual retainer (exclusive of meeting fees or other retainers) paid to directors by us. Ownership levels will be determined by including stock acquired through open market transactions, employee stock purchase plan purchases (if any), shares granted under time vested restricted stock or restricted stock unit awards, shares earned under performance stock awards, as well as the in-the-money value of vested stock options. We recommend that executive officers and directors meet the applicable guidelines within five years of the date he or she first becomes subject to the guidelines and meet the applicable guidelines associated with an increase in his or her management level within five years of such change.

On February 19, 2014, the Compensation Committee reviewed the progress of the named executive officers and directors toward the ownership guidelines. As of that date, the four directors that were required to meet the ownership guidelines met them. Two other directors are not required to meet the guidelines until 2017 and two other directors are not required to meet the guidelines until 2018. Mr. Black was first required to meet the ownership guidelines in 2014, but Mr. Stewart is not required to meet the ownership guidelines until 2015. As of February 19, 2014, Mr. Black did not meet the ownership guidelines. The Compensation Committee believes our executive officers were and will be challenged to meet the stock ownership guidelines, despite the stock options and stock held by them, because no equity awards have been made to the named executive officers since November 1, 2011 and because certain outstanding vested options were not in-the-money at February 19, 2014.

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Post-Termination Compensation. Our practice has been to enter into a form of agreement relating to severance and change in control benefits with each person appointed by the Board as an executive officer. As of December 31, 2013, we were a party to such an agreement with Messrs. Black and Stewart, our named executive officers.

The Compensation Committee believes that severance and change in control arrangements for the named executive officers are consistent with competitive pay practices, aid in the recruitment and retention of executive officers, and provide incentives for executive officers to grow our business and maintain focus on returning value to shareholders. The Compensation Committee believes that providing protection to executive officers whose employment is terminated in connection with a change in control strikes an appropriate balance among the interests of our executive officers and the interests of others in a change in control transaction. In particular, the Compensation Committee believes that these arrangements are appropriate in part because the benefits under the agreement are only payable upon termination without cause prior to a change in control or both the occurrence of a change in control and the termination of employment without cause or for good reason, and that the severance and change in control benefits are conditioned upon compliance with non-disclosure and non-competition agreements. See “Executive Compensation – Employment Arrangements with Named Executive Officers and Post-Employment Compensation” in this proxy statement for a discussion of the terms of the agreement with the named executive officers and the value of benefits payable under that agreement.

•

Engagement of Compensation Consultant. Under its charter, the Compensation Committee has the sole authority to retain or replace the compensation consultant and the compensation consultant reports directly to the Compensation Committee. The Compensation Committee engaged a consultant, Radford (an Aon Hewitt Company), in early Fall 2012 to assist it in conducting a comprehensive review and analysis of executive compensation for 2013. The Compensation Committee has reviewed information relating to potential conflicts of interest involving Radford, and determined that no conflict of interest existed with respect to Radford. Radford does not provide any services to management personally and had no prior relationship with any of our named executive officers.

          Consideration of 2013 Say-on-Pay Vote

          Prior to and after the 2012 Annual Meeting, we increased our shareholder engagement and outreach efforts to enable the Compensation Committee to understand the 2012 advisory vote on named executive officer compensation (the “say-on-pay” vote). During 2012, our management had over 115 e-mail, telephone and in-person conversations on various topics with over 78 different investors, including 33 in-person meetings. The general feedback we received from our shareholders relating to executive compensation was that they continue to be particularly attentive to the strength of the connection between performance and pay and the role of performance-based compensation in overall compensation of named executive officers.

          Following the 2012 say-on-pay vote, the Compensation Committee devoted significant efforts to developing a performance based long-term performance and retention program for executive officers and key employees. In connection with this effort, the Compensation Committee engaged Radford as its independent compensation consultant in early Fall 2012 to assist with the design of the programs. For executive officers, the Compensation Committee determined to incorporate stock price as a performance measure. The culmination of the Compensation Committee’s work on this program was a LTI Program adopted in February 2013. This program is designed to incentivize financial performance of our disc publishing and software businesses for the two twelve month periods ending December 31, 2013 and 2014 to increase shareholder value, as well as retain talent through payouts delayed over a 30 month period and conditioned upon continued employment with us.

          The say-on-pay proposal presented at the 2013 Annual Meeting of Shareholders received 93.3% approval as compared to 61.7% approval of the say-on-pay vote at the 2012 Annual Meeting of Shareholders. Following the implementation of LTI Program in February 2013 and the say-on-pay vote cast at the 2013 Annual Meeting of Shareholders, we continued our shareholder engagement and outreach to understand shareholder reaction to our efforts to align pay with performance and our response to the 2012 Annual Meeting say-on-pay vote. Based upon the 2013 Annual Meeting say-on-pay vote and the feedback subsequent to the 2013 Annual Meeting, we believe that shareholders support our efforts to strengthen the connection between executive pay and performance. The Compensation Committee looks forward to the say-on-pay vote at this 2014 Annual Meeting as a way to gain additional information as it considers executive compensation philosophy, policies and practices for the remainder of 2014 and beyond.

Consideration of Risk in Compensation

          The Compensation Committee believes that promoting the creation of long-term value discourages behavior that leads to excessive risk. The Compensation Committee believes that the following features of our compensation programs provide incentives for the creation of long-term shareholder value and encourage high achievement by our executive officers without encouraging inappropriate or unnecessary risks:

•	Our long-term incentives in the form of stock options or restricted stock are at the discretion of the Compensation Committee and are granted pursuant to a disciplined process.

•

Stock options become exercisable over a four year period and remain exercisable for up to seven years (ten years for options issued prior to 2008) from the date of grant, and restricted shares vest over periods up to four years, encouraging executives to look to long-term appreciation in equity values.

•

We balance short- and long-term decision-making with the annual cash incentive program, stock options and restricted stock awards that vest over four years, and, beginning in 2013, a long-term cash incentive program designed to provide incentives for high performance and retention over a 30 month period.

•

Beginning with 2011 awards, the Compensation Committee granted a greater proportion of the value of long-term equity incentives in the form of restricted stock. These awards more directly tie the interests of our named executive officers to the interests of our shareholders, but also discourage inappropriate or unnecessary risk-taking that adversely affects the price of our stock.

•	Because of our stock ownership guidelines, our named executive officers could lose significant value if our stock price were exposed to inappropriate or unnecessary risks.

•

The two matrices established under the 2013 Incentive Plan focus on two distinct revenue streams: the disc publishing business and our software business. The Compensation Committee believes that the two matrices in combination balance the opportunities and risk reflected in our business for 2013.

•

The metrics used to determine the amount of a named executive officer’s payment under the 2013 Incentive Plan provide for a balance of revenue focused performance measures and income or operating expense focused performance measures.

•

For each named executive officer, the Compensation Committee determined the relative weight of the matrices under the 2013 Incentive Plan at 75% weighted to the software business matrix and 25% weighted to the disc publishing business matrix. The Compensation Committee believes this weighting balances the interdependencies of our businesses and places appropriate emphasis on the business that will most impact our future growth.

•

The incentive pay amounts under the LTI Program and our 2013 Incentive Plan cannot exceed five times and two times the target amount, respectively, no matter how much performance exceeds the maximum level of the performance goals set for each of the respective matrices. Additionally, there is no payout attributable to a matrix unless a minimum level of performance is achieved. These features are designed to limit windfalls.

•

The incentive pay under our LTI Program is payable over a period of 30 months and only if the executive is employed by us at the time of payment. The Compensation Committee believes that the duration of the LTI Program provides long-term incentives that are aligned with our long-term strategy for the company.

•

The metrics used to determine the amount of a named executive officer’s incentive pay for 2013 under the LTI Program include a stock price measure and a financial performance measure, which the Compensation Committee believes balances the rewards of business performance and stock price performance.

•

The Compensation Committee selected metrics used to determine the amount of a named executive officer’s incentive pay for 2013 under the LTI Program that were specific to the disc publishing business and the software business respectively. In this way, the Compensation Committee believes the named executive officers are provided incentives to maximize the relative and different types of contributions of each of these businesses, which provides a safeguard against inappropriate concentration of incentives.

•

Through our 2007 Stock Incentive Plan, the Compensation Committee has the right to “claw back” stock incentives or cash incentives from a participant or to seek repayment from a participant through a variety of means in certain circumstances such as certain restatements of our financial statements, certain terminations of employment, and breach of an agreement between us and the executive officer. These “claw back” features are applicable to the LTI Program and the 2013 Incentive Plan.

•

The Compensation Committee has, and has in the past exercised, negative discretion in respect of compensation of the named executive officers and, in the exercise of its discretion, excluded certain amounts that would have otherwise resulted in higher benefit to the named executive officers.

•	Our corporate compliance systems and policies, which are overseen by the Audit Committee, further mitigate against excessive or inappropriate risk taking.

          Based on their consideration of these and other factors, the Compensation Committee concurred with our management’s determination that none of its compensation policies and practices is reasonably likely to have a material adverse effect on Qumu.

Report of the Compensation Committee

          The following report of the Compensation Committee shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the 1934 Securities Exchange Act, as amended, except to the extent that we specifically incorporate it by reference in such filing.

          The Compensation Committee has reviewed and discussed the section of this proxy statement entitled Compensation Discussion and Analysis (the “CD&A”) for the year ended December 31, 2013 with management. In reliance on the reviews and discussions referred to above, the Compensation Committee recommended to the Board that the CD&A be included in the proxy statement for the 2014 Annual Meeting of Shareholders for filing with the Securities and Exchange Commission.

By the Compensation Committee of the Board of Directors:

Steven M. Quist (Chair)
Lawrence M. Benveniste
Daniel R. Fishback
Robert F. Olson
Justin A. Orlando

Summary Compensation Table

          The following table shows, for our Chief Executive Officer and our Chief Financial Officer (together referred to as our “named executive officers”), information concerning compensation earned for services in all capacities during the years ended December 31, 2013, 2012 and 2011.

Name and Position	Year	Salary ($)	Stock Awards ($) (1)	Option Awards ($) (1)	Non- Equity Incentive Plan Compen- sation ($) (2)	All Other Compen- sation ($) (3)	Total ($)
Sherman L. Black	2013	$375,000	—	—	$1,041,424	$6,660	$1,423,084
Chief Executive Officer	2012	379,288	—	—	140,063	6,651	526,002
	2011	375,418	$570,108	$166,257	369,309	5,980	1,487,072

James R. Stewart	2013	$293,968	—	—	$408,702	$8,301	$710,971
Chief Financial Officer	2012	245,306	—	—	62,325	8,104	315,735
	2011	230,363	$207,312	$60,457	152,155	7,359	657,646

(1)

Valuation of awards based on the grant date fair value of those awards computed in accordance with FASB ASC Topic 718 utilizing assumptions discussed in Note 3 to our consolidated financial statements for the year ended December 31, 2013 included in our Annual Report on Form 10-K for the year ended December 31, 2013.

(2)

Represents the following amounts paid to the named executive officers under specified cash incentive compensation program for the year noted. All amounts are reported for the year in which the related services were performed, although paid in a following year.

Name	Year	LTI Program Amounts	Annual Incentive Plan Amounts
	2013	$583,310	$458,114
Sherman L. Black	2012	―	$140,063
	2011	―	$369,309
	2013	$188,468	$220,234
James R. Stewart	2012	―	$62,325
	2011	―	$152,155

(3)	Represents the following amounts:

Name	Year	Matching Contributions to 401(k) Plan	Insurance Premiums
	2013	$5,841	$819
Sherman L. Black	2012	$5,844	$807
	2011	$5,520	$460
	2013	$7,500	$801
James R. Stewart	2012	$7,363	$741
	2011	$6,911	$448

Grants of Plan-Based Awards in 2013

          The following table sets forth certain information concerning plan-based awards granted to the named executive officers during the year ending December 31, 2013.

				All Other Stock Awards Number of Shares of Stock (#)	All Other Option Awards Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($)	Grant Date Fair Value of Stock and Option Awards (#)
		Estimated Future Payouts Under Non- Equity Incentive Plan Awards

Name	Grant Date	Target ($)	Maximum ($)
Sherman L. Black (1)	—	$337,500	$675,000	—	—	—	—
Sherman L. Black (2)	—	$1,500,000	$7,500,000	—	—	—	—
James R. Stewart (1)	—	$162,250	$324,500	—	—	—	—
James R. Stewart (2)	—	$590,000	$1,770,000	—	—	—	—

(1)

Represents incentive pay that may have been earned by the named executive officers under our 2013 Incentive Plan. Under the matrices associated with the 2013 Incentive Plan, achievement of the performance goals at less than target level will result in a decreasing amount until the achievement fails to meet the minimum performance goals, at which point the executive officer is entitled to no incentive pay such that there is no “threshold” level of achievement. See the column entitled “Non-Equity Incentive Plan” of the Summary Compensation Table for the amounts actually paid under the 2013 Incentive Plan. For explanation of the 2013 Incentive Plan, refer to the description beginning on page 20 of this proxy statement under the heading of Compensation Discussion and Analysis entitled “2013 Compensation Elements and Determinations.”

(2)

Represents pay that may be earned by the named executive officers under the LTI Program, which incentive pay amounts are payable on March 1, 2014 based on 2013 performance, on March 1, 2015 based on 2014 performance, and on July 1, 2015 based upon the average of 2013 and 2014 performance. See the column entitled “Non-Equity Incentive Plan” of the Summary Compensation Table for the amounts actually paid based on 2013 performance under the LTI Program. Under the matrices associated with the LTI Program, achievement of the performance goals at less than target level will result in a decreasing amount until the achievement fails to meet the minimum performance goals, at which point the executive officer is entitled to no payment under the LTI Program. In this way, there is no payout at a “threshold” or “minimum” level of achievement. The incentive pay amounts under the LTI Program cannot exceed five times the target amount no matter how much performance exceeds the maximum performance goals. For explanation of the LTI Program, refer to the description beginning on page 23 of this proxy statement under the heading of Compensation Discussion and Analysis entitled “2013 Compensation Elements and Determinations.”

Outstanding Equity Awards at Fiscal Year-End

          The following table sets forth certain information concerning option awards outstanding to the named executive officers at December 31, 2013.

	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable (1)	Option Exercise Price ($)	Option Expiration Date (1)
Sherman L. Black	200,000	—	$14.10	04/01/2016
	37,500	12,500	$17.34	01/01/2017
	8,250	8,250	$14.68	05/11/2018
	16,500	16,500	$11.17	11/01/2018

James R. Stewart	48,750	16,250	$16.77	08/02/2017
	3,000	3,000	$14.68	05/11/2018
	6,000	6,000	$11.17	11/01/2018

(1)

Options vest and become exercisable in equal installments on the first four anniversaries of the date of grant and the expiration date of each option is the seven-year anniversary of the date of grant of such option.

          The following table sets forth certain information concerning stock awards outstanding to the named executive officers at December 31, 2013.

	Stock Awards
Name	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1)
Sherman L. Black	23,100	$295,680
James R. Stewart	8,400	$107,520

(1)	Value based on a share price of $12.80, which was the closing sales price for a share of our common stock on the Nasdaq Global Market on December 31, 2013.

2013 Options Exercised and Stock Vested

          The following table sets forth certain information concerning options exercised and stock awards vested during 2013 for the named executive officers.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
Sherman L. Black	—	—	11,550	$143,759
James R. Stewart	—	—	4,200	$52,276

(1)

For option awards, represents the difference between the exercise price and the fair market value of our common stock on the respective dates of exercise and for stock awards, represents the number of shares vested multiplied by the fair market value of our stock on the vesting date.

Employment Arrangements with Named Executive Officers and Post-Employment Compensation

          Our practice has been to enter into a standard form of letter agreement relating to severance and change in control benefits (the “letter agreement”) with each person appointed by the Board as an executive officer. Messrs. Black and Stewart were parties to the letter agreement during 2013, which was last amended and restated on February 21, 2013.

          The amendments and changes to the letter agreement reflected in the amended and restated letter agreement of February 21, 2013 include (i) removing the provisions that terminate payment of severance amounts at such time as the executive has secured other employment, (ii) changes to the excise tax provisions such that the executive officer will receive either the full amount of the payments or value of benefits under the amended letter agreement or such lesser amount as determined by us that would result in no portion of the payment being subject to excise tax, whichever results in the receipt by the executive officer of the greatest amount on an after-tax basis, (iii) providing that a material reduction in short-term bonus opportunity constitutes “good reason”, and (iv) changes relating to Section 409A of the Internal Revenue Code of 1986, the Patient Protection and Affordable Care Act, and other updating and clarifying changes.

          The terms “cause,” “good reason,” and “change in control,” used in the letter agreement in effect as of December 31, 2013 are defined as follows:

Term	Definition

Cause	•

The failure by the executive officer to use his or her best efforts to perform the material duties and responsibilities of his or her position or to comply with any material policy or directive Qumu has in effect from time to time, provided the executive officer shall have received notice of such failure and have failed to cure the same within thirty days of such notice.

•

Any act on the part of the executive officer which is harmful to the reputation, financial condition, business or business relationships of Qumu, including, but not limited to, conduct which is inconsistent with federal or state law respecting harassment of, or discrimination against, any Qumu employee or harmful to the reputation or business relationships of the executive officer.

•

A material breach of the executive officer’s fiduciary responsibilities to Qumu, such as embezzlement or misappropriation of Qumu funds, business opportunities or properties, or to any of our customers, vendors, agents or employees.

	•	Conviction of, or guilty plea or nolo contendere plea by the executive officer to a felony or any crime involving moral turpitude, fraud or misrepresentation.

	•	A material breach of the executive officer’s Nondisclosure and Noncompetition Agreement with Qumu.

Good Reason	Good Reason for the twelve month period following a Change in Control shall mean, without your express written consent, any of the following:

	(i)	a material diminution of your authority, duties or responsibilities with respect to your position immediately prior to the Change in Control, or

	(ii)	a material reduction in your base compensation as in effect immediately prior to the Change in Control;

(iii)

a material reduction in your opportunity to earn a cash bonus under the annual short-term incentive compensation plan of Qumu in which you participate as in effect immediately prior to the Change in Control (for the avoidance of doubt, specifically excluding any reduction in your opportunity to earn a cash bonus under any long-term incentive compensation plan of Qumu in which you participate);

	(iv)	a material reduction in the authority of the person to whom you report (or a change in your reporting directly to the Board of Directors, if applicable);
	(v)	a material change in the geographic location at which you must perform services for Qumu; and

	(vi)	any other action or inaction that constitutes a material violation of this Agreement by Qumu;

provided that no such termination for Good Reason shall be effective unless: (A) you provide written notice to the Chair of the Board of Directors of the existence of a condition specified in paragraphs (i) through (v) above within 90 days of the initial existence of the condition; (B) Qumu does not remedy such condition within 30 days of the date of such notice; and (C) you terminate your employment within 90 days following the last day of the remedial period described above.

Term	Definition

Change in Control

Change in Control of Qumu shall mean a change in control which would be required to be reported in response to Item 5.01 of Form 8-K promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), whether or not Qumu is then subject to such reporting requirement, including without limitation, if:

•

any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly of securities of Qumu representing 20% or more of the combined voting power of Qumu’s then outstanding securities (other than an entity owned 50% or greater by Qumu or an employee pension plan for the benefit of the employees of Qumu);

•

there ceases to be a majority of the Board of Directors comprised of (A) individuals who, on the date of this letter agreement, constituted the Board of Directors of Qumu; and (B) any new director who subsequently was elected or nominated for election by a majority of the directors who held such office prior to a Change in Control; or

•

Qumu disposes of at least 75% of its assets, other than (X) to an entity owned 50% or greater by Qumu or any of its subsidiaries, or to an entity in which at least 50% of the voting equity securities are owned by the shareholders of Qumu immediately prior to the disposition in substantially the same percentage or (Y) as a result of a bankruptcy proceeding, dissolution or liquidation of Qumu.

          The letter agreement provides that if the executive officer’s employment is terminated without cause (other than during the twelve month period following a change in control), the executive will be entitled to payments of the executive officer’s regular base salary for a period of twelve months. The executive officer will also be paid an amount equal to the average of the prior three calendar years’ short-term incentive bonus amount received by the executive. The short-term incentive bonus amount will be paid in twelve equal installments consistent with our regular payroll practices. We also will pay a portion of the premiums for continued health, dental and group life insurance until the earlier of: (A) twelve months from the date COBRA coverage begins; or (B) the date COBRA coverage otherwise terminates.

          On February 21, 2013, we entered into LTI Agreements under the LTI Program that are summarized above under “Executive Compensation – Compensation Discussion and Analysis – 2013 Compensation Elements and Determinations – LTI Program.” The LTI Agreements were adopted under the 2007 Plan and incorporate the definition of “Change in Control” from the 2007 Plan, which is the same as the definition used in the letter agreement described above. The LTI Agreements incorporate the definition of “Cause” from the letter agreement described above.

          Under the LTI Agreements, if the executive’s employment is terminated by us without cause (other than in connection with a change in control), we will pay the executives the LTI incentive pay amounts as follows (subject to the execution and delivery of a general release and continued compliance with the nondisclosure and noncompetition agreement) in a lump sum no later than the first regular payroll date following the date of termination:

•

For Mr. Black, an amount equal to the LTI incentive pay based upon the achievement of the performance measures, as determined by the Compensation Committee, for each year of the performance periods completed prior to the termination or if any year of the performance periods is not completed, assuming the matrix performance factors were 1.0 for that year.

•

For, Mr. Stewart an amount equal to the full amount of the time portion and the amount of the performance portion based upon the achievement of performance measures, as determined by the Compensation Committee, for each year of the performance periods completed prior to the termination or if any year of the performance periods is not completed, assuming the matrix performance factors were 1.0 for that year.

          If the employment of Messrs. Black or Stewart was terminated without cause as of December 31, 2013, we estimate that the value of the benefits under the respective agreements would have been as follows based upon his salary for 2013, an amount equal to the average of the short-term incentive amounts for the prior three completed calendar years prior to December 31, 2013 (2012, 2011 and 2010), and assuming the matrix performance factor for 2013 was 1.5555x (actual) and the matrix performance factor for 2014 was 1.0x.

	Termination Without Cause
Executive Officer	Base Salary Payments	Annual Incentive Payments	LTI Incentive Pay	Insurance Premiums
Sherman L. Black	$375,000	$268,641	$1,916,626	$15,794
James R. Stewart	$295,000	$95,193	$671,936	$15,791

          Under the LTI Agreements, if a change in control occurs, we will pay the executives the LTI incentive pay amounts as follows in a lump sum no later than the first regular payroll date following the date of the change in control:

•

For Mr. Black, an amount equal to the LTI incentive pay based upon the achievement of performance measures during the performance periods, whether or not completed, as determined by the Compensation Committee.

•

For Mr. Stewart, an amount equal to the full amount of the time portion and the amount of the performance portion based upon the achievement of performance measures during the performance periods, whether or not completed, as determined by the Compensation Committee.

          Additionally, all stock options held by the executive will immediately vest upon a change in control and if the agreements effectuating the change in control do not provide for the assumption or substitution of restricted stock awards, the restrictions will lapse on the restricted stock to the extent these restrictions have not already lapsed under the terms of the restricted stock award agreement.

          Under the letter agreements, if a change in control occurs, but the executive’s employment is not terminated within twelve months of the change in control, the executive is not entitled to any payment or benefit under the letter agreements.

          If a change in control occurred as of December 31, 2013, we estimate that the value of the benefits under the LTI Agreements would have been as follows assuming that the matrix performance factor for 2013 was 1.5555x (actual) and that the matrix performance factor for 2014 was 1.0x and based upon his respective stock option and restricted stock holdings at December 31, 2013.

	Change in Control (Without Termination of Employment)
Executive Officer	LTI Incentive Pay	Value of Accelerated Vesting of Stock Options (1)	Value of Accelerated Lapse of Restrictions on Restricted Stock (1)
Sherman L. Black	$1,916,626	$53,790	$295,680
James R. Stewart	$671,936	$19,560	$107,520

(1)

Value based on a share price of $12.80, which was the closing sales price for a share of our common stock on the Nasdaq Global Market on December 31, 2013. Value of accelerated stock options is determined using the difference between that closing share price and the applicable option exercise price multiplied by the number of option shares whose exercisability is accelerated. Value of accelerated lapse of restricted stock is determined by multiplying the closing share price by the number of restricted stock whose lapse of restrictions is accelerated.

          The letter agreement provides that if a change in control occurs and within twelve months of the change in control the executive’s employment is terminated by us without cause or by the executive for good reason, we must pay the executive a cash severance payment. The severance payment is payable within sixty days of the date of termination and will be equal to 100% of the sum of the executive’s annual base salary and his “target bonus” in effect on such date (without giving effect to any reduction that results in the executive’s termination for good reason). The “target bonus” is the cash amount under all our short-term annual incentive compensation plans in which the executive participates, waiving any condition for payment to the executive and assuming that the performance goals for the period were achieved at the 100% level. We will pay a portion of the premiums for continued health, dental and group life insurance until the earlier of: (A) twelve months from the date COBRA coverage begins; or (B) the date COBRA coverage otherwise terminates.

          As stated above, the LTI Agreements require us to pay the LTI incentive pay amounts upon a change in control, including if the executive’s employment is terminated by us. Also as stated above, all stock options held by the executive will immediately vest upon a change in control and if the agreements effectuating the change in control do not provide for the assumption or substitution of restricted stock awards, the restrictions will lapse on the restricted stock to the extent these restrictions have not already lapsed under the terms of the restricted stock award agreement.

          If, within twelve months of a change in control, the employment of Messrs. Black and Stewart was terminated without cause or for good reason as of December 31, 2013, we estimate that the value of the benefits under the letter agreements and LTI Agreements would have been as follows based upon (i) his salary for 2013, (ii) target incentive pay for 2013, (iii) for the LTI Program, assuming the matrix performance factor for 2013 was 1.5555x (actual) and that the matrix performance factor for 2014 was 1.0x, and (iv) his respective stock option and restricted stock holdings at December 31, 2013.

	Termination Without Cause or For Good Reason Within 12 Months of a Change in Control
Executive Officer	Severance Payments	Insurance Premiums	LTI Incentive Payments	Value of Accelerated Vesting of Stock Options (1)	Value of Accelerated Lapse of Restrictions on Restricted Stock (1)
Sherman L. Black	$712,500	$15,794	$1,916,626	$53,790	$295,680
James R. Stewart	$457,250	$15,791	$671,936	$19,560	$107,520

(1)

Value based on a share price of $12.80, which was the closing sales price for a share of our common stock on the Nasdaq Global Market on December 31, 2013. Value of accelerated stock options is determined using the difference between that closing share price and the applicable option exercise price multiplied by the number of option shares whose exercisability is accelerated. Value of accelerated lapse of restricted stock is determined by multiplying the closing share price by the number of restricted stock whose lapse of restrictions is accelerated.

          These salary continuation and change in control benefits are conditioned upon the executive’s execution of a general release and compliance with a nondisclosure and non-competition agreement. Further, in the event that the vesting of options upon a change in control, together with all other benefits provided by the letter agreement or the LTI Agreement, would result in all or a portion of such amount being subject to excise tax then the executive will be entitled to either the full amount of the payments or value of benefits under the letter agreement and the LTI Agreement or such lesser amount as determined by us that would result in no portion of the payment being subject to excise tax, whichever results in the receipt by the executive officer of the greatest amount on an after-tax basis. In calculating the amounts described above, we assumed that the full amount of the payments or value of benefits under the letter agreement and the LTI Agreement would provide the greatest after-tax benefit to the executive officers.

          Additionally, if the amounts payable under the letter agreement would be subject to the requirements of Section 409A of the Internal Revenue Code, we may amend the letter agreement as we may determine, including to delay the start of any payment as provided in the letter agreement, amend the definition of change in control, and amend the definition of disability. In the event any such payment is so delayed, the amount of the first payment to the executive officer will be increased for interest earned on the delayed payment based upon interest for the period of delay, compounded annually, equal to the prime rate (as published in the Wall Street Journal) in effect as of the date the payment should otherwise have been provided. We may also amend any provision of the LTI Agreements pertaining to a payment of non-qualified deferred compensation to comply with Section 409A of the Internal Revenue Code in the least restrictive manner necessary without any diminution in the value of payments to the executive. In calculating the amounts described above, we assumed that no amount payable to the executive officers under the letter agreement is subject to the requirements of Section 409A of the Internal Revenue Code.

          If the executive resigns (other than for good reason during the twelve month period following a change in control), if we terminate the executive’s employment for cause, or if the executive’s employment terminates as a result of death or disability, the executive is entitled to receive the executive’s base salary accrued but unpaid as of the date of termination, but is not entitled to receive any salary continuation benefit thereafter.

PROPOSAL 2:
APPROVAL OF AN AMENDMENT TO THE
SECOND AMENDED AND RESTATED 2007 STOCK INCENTIVE PLAN

Amendment and Reasons for Amendment

          On February 19, 2014, our Compensation Committee recommended and on March 10, 2014 our Board of Directors approved, subject to shareholder approval, an amendment to our Second Amended and Restated 2007 Stock Incentive Plan (the “2007 Plan”) to increase in the number of shares authorized for issuance by 500,000 shares to a total of 2,230,320 shares.

          Since May 15, 2007, the only shareholder approved equity compensation plan available to Qumu has been the 2007 Plan. At April 1, 2014, there were only 205,484 shares remaining available for grant under the 2007 Plan. Equity-based compensation, such as stock options, has historically been a key component in the compensation packages for both executive and technical personnel. The Compensation Committee believes the 2007 Plan is, and will continue to be, an important tool in attracting and retaining key personnel, especially given the highly competitive nature of its industry and the importance of equity compensation in the structure of overall compensation. Without the ability to grant additional awards under the 2007 Plan, the Compensation Committee does not believe that it would have the appropriate tools to attract and retain these personnel. The Compensation Committee believes an increase of 500,000 shares in the number of shares authorized for issuance will provide enough authorization to cover anticipated stock incentive awards for the next two years.

Granting History

          The following table summarizes the history of stock and option grants over the past three years by the Compensation Committee. The table shows the number of shares utilized under the 2007 Plan during the past three years, and the aggregate shares authorized for outstanding grants plus those available under the 2007 Plan, as a percentage of our outstanding shares (assuming for this calculation that all shares under the 2007 Plan were also outstanding).

Year	Beginning Total Shares Outstanding (A)	Beginning Total Plan Shares Authorized and Available (B)	Plan Shares (B) as a Percentage of Total Shares (A+B)	New Share Grants During Year Under Plan (C)	New Share Grants (C) as a Percentage of Total Shares (A+B)
2013	8,653,932	143,189	1.6%	394,498	4.5%

2012	10,203,734	395,003	3.7%	494,664	4.7%

2011	9,479,272	456,083	4.6%	594,569	6.0%

Summary of the 2007 Plan

          Below is a summary of the 2007 Plan, which includes the amendment proposed by this Proposal 2 to increase the number of shares authorized for issuance by 500,000. This summary is qualified in its entirety by reference to the full text of the Second Amended and Restated 2007 Stock Incentive Plan, as amended on March 10, 2014, which attached to this Proxy Statement as Appendix A.

          Purpose and Key Features of the 2007 Plan

          The purpose of the 2007 Plan is to attract and retain talented and experienced people, closely link employee compensation with performance realized by shareholders, and reward long-term results with long-term compensation. The 2007 Plan permits us to grant stock incentive awards to current and new employees, including officers, service providers and members of the Board of Directors.

The following is a brief summary of the key features and provisions of the 2007 Plan.

Features	Description

Plan Term	•	May 15, 2007 to May 15, 2017

Eligible Participants	•	employees, including executive officers, of Qumu and any subsidiary as determined by the Compensation Committee

	•	members of the Board of Directors

	•	service providers to us or any of our subsidiaries

Total Shares Authorized	•	2,230,320 shares of common stock for all types of stock incentive awards

Individual Share Limits	•	up to 25,000 shares for all stock incentive awards to non-employee directors elected or re-elected at a meeting

	•	up to 300,000 shares per person per year under all stock incentives

Types of Awards	•	incentive and non-qualified stock options with an exercise period no longer than ten years

	•	restricted stock and restricted stock units

	•	stock appreciation rights

	•	performance stock and performance units

	•	other awards in stock or cash

	•	restricted stock units, restricted stock awards or non-qualified stock options, or any combination of these three awards, on the annual election or re-election of non-employee directors

Vesting and Exercise	•	determined by Compensation Committee based on service (time vesting) or upon achievement of performance targets (performance vesting) or both

	•	all non-performance awards vest upon a change in control

	•	objective performance criteria in the 2007 Plan, if approved by shareholders, will permit deductibility of executive officer awards as performance based compensation under Code Section 162(m)

Permissible Features	•	forfeiture and recoupment of prior award values for financial mismanagement or other breaches of policies or agreements with us, such as a non-compete or non-disclosure agreement

	•	we will hold restricted stock and restricted stock units until restrictions lapse

	•	dividend and dividend equivalents on awards may be paid currently or deferred except with respect to performance based units until such time as the performance standard has been met

	•	options may be exercised with previously acquired shares

Features Not Permitted without Shareholder Approval	•	increase the number of shares reserved for awards in the 2007 Plan

	•	extend the term of the 2007 Plan

	•	decrease the minimum exercise price

	•	change the designation of participants eligible to participate in the 2007 Plan

	•	re-price stock options or stock appreciation rights

          Eligibility for Stock Incentive Awards

          Our employees, including executive officers, members of the Board of Directors and service providers to us and our subsidiaries are eligible to receive awards under the 2007 Plan. The Compensation Committee will determine which employees and other eligible persons will be awarded stock incentives under the 2007 Plan. The 2007 Plan also provides for an annual grant of restricted stock units, shares of restricted stock or non-qualified stock options, or any combination of these three stock incentives, to each non-employee Board member upon election or re-election. The type of award and number of shares, up to 25,000 shares in the aggregate, will be determined by the Compensation Committee its sole discretion prior to such annual meeting of shareholders. The 2007 Plan also permits stock incentives be made to non-employee directors by the Board in its discretion in addition to the annual automatic grants. As of April 1, 2014, we have eight non-employee Board members, three executive officers and approximately 256 other employees eligible to receive awards.

          Types of Stock Incentives to be Awarded

          Subject to the limits of the 2007 Plan, the Compensation Committee has the discretionary authority to determine the size of the award, the type of award, and if the award will be tied to meeting performance-based requirements or will vest over time. For executive officers, the performance-based requirements for vesting in an award may be designed to comply with Section 162(m) of the Internal Revenue Code to permit us to deduct the value of the award for income tax purposes.

          For directors who are not employees, the 2007 Plan provides for a grant of a discretionary number of restricted stock units, shares of restricted stock or non-qualified stock options or a combination of any of these three on each director’s election and re-election at the annual shareholder meeting. Under this provision of the 2007 Plan, the stock incentive awards granted to the non-employee directors on each director’s election and re-election at the annual shareholder meeting may not exceed 25,000 shares. For each following year, the Board will determine the type(s) of award and the number of shares underlying each award to be granted to non-employee directors upon election or re-election at an annual meeting of shareholders. The Compensation Committee will determine term, vesting and other provisions relating to the restricted stock units, shares of restricted stock or non-qualified stock options. In addition, the Board may from time to time grant additional awards to some or all of the Board of Directors as it deems appropriate.

          The types of awards that may be made under the 2007 Plan are the same as those under the 2007 Plan and are as follows:

•

Incentive stock options and non-qualified stock options – the right to purchase shares where value is based on the appreciation in the underlying shares in excess of an exercise price, which right may be exercised by the holder during the term of the option, unless earlier terminated upon certain events, such as termination of employment. The exercise price may be paid in cash or in previously owned shares or by other means permitted by the Compensation Committee.

•

Stock appreciation rights – a contractual right to the increase in the value of the underlying shares subject to the award that does not require payment by the recipient to exercise the right, but which pays the appreciation in stock value when elected by the holder in the form of whole shares or cash, or a combination of both.

•

Restricted stock and restricted stock units – awards of stock that do not require purchase by the recipient, but which are subject to significant restrictions on transfer until certain restrictions lapse, either based on time or upon achievement of performance related criteria. Restricted units may vest earlier than the date the shares are actually paid in exchange for the units, which may result in a deferral of income. The holder of restricted stock is entitled to vote those shares. The Compensation Committee may determine whether, with respect to restricted stock, to pay dividends on those shares to the holder or to defer dividends. Restricted stock units are not outstanding until paid in stock and therefore do not have voting or dividend rights.

•	Performance shares and performance units – awards of restricted or unrestricted stock that are issued to the recipient only upon satisfaction of performance based criteria.

•

Other awards – additional opportunities to reward participants through payment of cash or stock as a bonus, or as deferred compensation, or for other purposes for which stock will provide a meaningful incentive.

          Adjustments to Stock Incentives for Corporate Transactions

          In the event of a stock dividend, stock split, spin-off, rights offering, recapitalization through a large, nonrecurring cash dividend, or a similar equity restructuring, the Compensation Committee will adjust the number and kind of shares granted under the 2007 Plan, including the number and exercise price of shares subject to outstanding options or stock appreciation rights. For certain other corporate transactions, such as certain mergers, consolidations, acquisitions of property or stock, separations, reorganizations, or liquidations, that provide for the substitution or assumption of awards, the Compensation Committee will adjust awards of restricted stock, restricted stock units, performance stock and performance share units, and other awards to comply with certain requirements of the Code.

          Exercise Price for Stock Options

          The exercise price of stock options granted under the 2007 Plan that are intended to qualify for favorable tax treatment as incentive stock options under Code Section 422 may not be less than the fair market value of our common stock on the date of grant. No option shall have a term longer than ten years. No option may be repurchased or exchanged for a lower priced option.

          Effect on Termination of Employment on Stock Incentives

          Subject to certain exceptions requiring earlier termination, stock options will expire and cannot be exercised 90 days after the termination of a participant’s employment, including upon death, disability or retirement. Prior to that time, only options that have become exercisable under their terms, based on either service based or performance based vesting, may be exercised. The Compensation Committee may at any time after an award vest part or all of the unvested options as it deems appropriate.

          Restricted stock and restricted stock units will be forfeited if not vested when the participant terminates employment, including upon death, disability or retirement. The Compensation Committee may also accelerate vesting at any time after the restricted stock incentive is awarded.

          For options and restricted stock, restricted stock units, performance stock and performance units, the Compensation Committee may elect not to accelerate options that would otherwise vest only upon achievement of performance criteria if those targets have not been achieved, or the performance period has not expired.

          Effect of a Change in Control on Stock Incentives

          Stock options become fully exercisable, and restricted stock and restricted stock units automatically become fully vested, upon the occurrence of a change in control as defined in the 2007 Plan, except that awards based on performance criteria where the performance period has not yet concluded at the time of a change in control will not automatically accelerate. The Compensation Committee may require options or stock appreciation rights be exercised prior to the change in control, may pay cash or other securities to cancel awards in connection with the change in control, or may provide for the successor to substitute its stock for outstanding awards.

          Transferability of Stock Incentives

          Stock options, restricted stock, restricted stock units, performance stock, and performance units, as well as other awards under the 2007 Plan that are vested at the time of the death of the participant, are transferable only by the participant’s last will and testament or applicable state laws on descent and distribution. Restricted stock, restricted stock units, performance stock and performance units may not be sold, transferred, assigned, pledged or otherwise encumbered or disposed of until the applicable restrictions lapse or the performance targets have been achieved.

          Administration

          The Compensation Committee will administer the 2007 Plan. The Compensation Committee will select employees to receive awards, determine the number of shares covered by each award, and establish the other terms and conditions consistent with the limitations contained in the 2007 Plan. The Compensation Committee may also interpret the 2007 Plan, may establish and amend terms of existing stock incentive awards, except that if the award recipient is adversely affected by the amendment, the recipient must also consent.

          To the extent required by law or desired for tax purposes, awards to executive officers and non-employee directors will be made only by persons who qualify as “outside directors” under securities and tax laws. The Compensation Committee may delegate to an executive officer all or part of its responsibilities to make awards, other than the authority to make awards to other executive officers and non-employee directors.

          Amendments to the 2007 Plan

          The Compensation Committee may amend or suspend the 2007 Plan at any time except that any amendment in one or more of the following categories will not be permitted without the approval of our shareholders:

•	increase the number of shares that may be used, or change any other limit on various types of awards;

•	permit the re-pricing of outstanding stock options or stock appreciation rights; or

•	amend the maximum shares that may be granted as awards to any participant.

          Under the 2007 Plan, the amendment to the 2007 Plan to increase the number of authorized shares by 500,000 that was approved by our Board of Directors on March 10, 2014 requires approval of our shareholders. Accordingly, we are submitting this amendment to our shareholders at the Meeting as this Proposal 2.

Tax Consequences of Stock Incentives to Participants and to Us

          Options. Stock options grant under the 2007 Plan may either be granted as incentive stock options, which are governed by Internal Revenue Code Section 422 or as non-qualified stock options, which are governed by Internal Revenue Code Section 83. Generally, no federal income tax is payable by the recipient upon the grant of an incentive stock option and no deduction is taken by us. If certain holding periods are met, the exercise of an incentive stock option does not result in taxation to the recipient; rather, the recipient is taxed only at the time of sale. If the shares have been held for at least one year after the date of exercise and at least two years from the date of grant of the option, the recipient will be taxed on any appreciation in excess of the exercise price as long-term capital gains. In that event, we are not entitled to a deduction for the amount of the capital gains.

          Under current tax laws, if a recipient exercises a non-qualified stock option, the recipient will be taxed on the difference between the fair market value of the stock on the exercise date and the exercise price and, thereafter, the recipient would receive capital gains on any appreciation in stock value after the exercise date, depending upon the length of time the recipient held the stock after exercise. When the option is exercised, we will be entitled to corresponding tax deduction.

          Restricted and Performance Stock and Units. Awards of restricted stock and restricted stock units, performance stock and performance units under the 2007 Plan generally are not subject to federal income tax when awarded, unless the recipient properly elects to accelerate the tax recognition. Restricted stock is generally subject to ordinary income tax at the time the restrictions lapse and performance stock is taxed at the time the performance targets are met. Restricted stock units and performance units are generally subject to ordinary tax at the time of payment, even if vested earlier. We are entitled to a corresponding deduction at the time the recipient recognizes taxable income on the restricted or performance stock or units.

2007 Plan Benefits

          It is not possible to determine the benefits that will be received by eligible participants in the 2007 Plan, other than non-employee directors elected or re-elected at the Meeting. On February 19, 2014, the Compensation Committee and the Board of Directors determined that each non-employee director elected or re-elected at the Meeting would receive 5,000 restricted stock units under the 2007 Plan. The restricted stock units will vest in full on the first business day prior to the 2014 Annual Meeting of Shareholders provided the director continues to provide service to us on that date, subject to individual deferral elections that may be made by each non-employee director. See the section of this Proxy Statement entitled “Director Compensation.”

          The following table sets forth the information with respect to restricted stock unit awards that will be granted under the 2007 Plan to nominees upon their election or re-election to the Board of Directors:

Name	Number of Shares Underlying Restricted Stock Units
Lawrence M. Benveniste	5,000

Daniel R. Fishback	5,000

Thomas F. Madison	5,000

Kimberly K. Nelson	5,000

Robert F. Olson	5,000

Justin A. Orlando	5,000

Steven M. Quist	5,000

James L. Reissner	5,000

All Non-Employee Directors, as a Group	40,000

Registration with Securities and Exchange Commission

          Upon approval of the 2007 Plan by our shareholders, we intend to file a registration statement with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1933, as amended, covering the 500,000 additional shares issuable under the 2007 Plan.

Vote Required

          The affirmative vote of the holders of a majority of the shares of common stock represented at the Annual Meeting and entitled to vote is required to approve Proposal 2: Approval of an Amendment to the Second Amended and Restated 2007 Stock Incentive Plan, provided that the total number of shares that vote on the proposal represent a majority of our shares outstanding on the record date. Pursuant to the Dolphin Agreement, Dolphin will vote all of the shares of our common stock that it beneficially owns in favor of this Proposal 2. Proxies will be voted in favor of this proposal unless otherwise indicated.

The Board of Directors Recommends
Shareholders Vote FOR
Proposal 2: Approval of an Amendment to the Second Amended and Restated 2007 Stock Incentive Plan

OTHER INFORMATION REGARDING EQUITY COMPENSATION PLANS

          The following table sets forth information regarding our equity compensation plans in effect as of December 31, 2013. Each of our equity compensation plans is an “employee benefit plan” as defined by Rule 405 of Regulation C of the Securities Act of 1933.

	Securities Authorized for Issuance Under Equity Compensation Plans

Plan category	Number of shares of common stock to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of shares of common stock remaining available for future issuance under equity compensation plans(1)

Equity compensation plans approved by shareholders:	1,398,357	$13.46	204,109 (2)

Equity compensation plans not approved by shareholders:(3)	350,000	$10.91	—

Total	1,748,357	$12.95	204,109 (2)

(1)	Excludes shares of common stock listed in the first column.

(2)

Consists of shares available for awards under the 2007 Stock Incentive Plan. If Proposal 2: Approval of Amendment to Second Amended and Restated 2007 Stock Incentive Plan is approved by shareholders at the Meeting, the 2007 Stock Incentive Plan will be amended to increase the number of shares reserved for issuance by 500,000 shares of our common stock.

(3)

Consists of outstanding non-qualified stock option grants to three of our current executive or management level employees, Sherman L. Black, Vern Hanzlik and Peter Schutte on April 1, 2009, November 26, 2012, and January 7, 2013, the respective first days of employment with us. The stock options were granted outside of the 2007 Plan, as “inducement awards” pursuant to Nasdaq Listing Rule 4350(i)(1)(A)(iv). The options have an exercise price equal to the closing price of our common stock as reported by the Nasdaq Stock Market on the grant dates, vest in four equal installments on each of the first four anniversaries of the date of grant, and have a term of seven years. In other respects, the options were structured to mirror the terms of options granted under the 2007 Plan and are subject to a stock option plan and agreement entered into by and between us and each employee.

          Under our shareholder approved equity compensation plans, there is no mandatory holding period for stock acquired upon exercise of options. However, the federal income tax consequences to an employee for immediate disposition of stock acquired upon exercise of incentive stock options may make it more advantageous to the employee to hold such shares for at least one year from the date of exercise and two years from the date of grant. In addition, our executive officers and directors are subject to stock ownership guidelines that may encourage our executive officers and directors to hold shares acquired upon exercise of options. See the section of this proxy statement entitled “Executive Compensation – Compensation Discussion and Analysis – Stock Ownership Guidelines” for more information.

PROPOSAL 3:
ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION

          Our Board of Directors has determined that an advisory vote on named executive officer compensation (commonly referred to as “say-on-pay”) will be held annually until the next time shareholders are required to cast an advisory vote on the frequency of the say-on-pay vote. Accordingly, we are asking our shareholders to cast an advisory vote on named executive officer compensation at this 2014 Annual Meeting.

          As described in detail in the section entitled “Executive Compensation – Compensation Discussion and Analysis,” our executive compensation program has been designed to implement core compensation principles, which include a focus on pay for performance. This focus was enhanced for 2013 with the adoption of the LTI Program and a greater weighting of 2013 executive pay to variable, performance based compensation. Performance based compensation accounted for 73.2% of the total compensation in 2013 to our Chief Executive Officer.

          Shareholders are encouraged to read the Executive Compensation section of this proxy statement for a more detailed discussion of our executive compensation programs, including information about 2013 compensation of our named executive officers. Shareholders are also encouraged to read “Executive Compensation – Compensation Discussion and Analysis – Consideration of 2013 Say-on-Pay Vote” for an explanation of the impact of last year’s say-on-pay vote on executive compensation.

          We are asking our shareholders to indicate their support for our named executive officer compensation as described in this proxy statement. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this proxy statement. Accordingly, we ask our shareholder to vote “FOR” the following resolution at the Annual Meeting:

RESOLVED, that the shareholders of Qumu Corporation approve, on an advisory basis, the compensation of the named executive officers as disclosed in Qumu’s proxy statement for the 2014 Annual Meeting of Shareholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis section, the compensation tables and any related material disclosed in this proxy statement.

          Approval of this Proposal 3 requires the affirmative vote of the holders of the majority of the shares present, in person or by proxy, and entitled to vote on this Proposal 3. Pursuant to the Dolphin Agreement, Dolphin will vote all of the shares of our common stock that it beneficially owns in favor of this Proposal 3. Proxies will be voted in favor of this proposal unless otherwise indicated.

          While this vote is advisory, and not binding on the Compensation Committee or the Board of Directors, it will provide valuable information to us that the Compensation Committee will be able to consider when determining executive compensation philosophy, policies and practices for the remainder of 2014 and beyond.

The Board of Directors Recommends
Shareholders Vote FOR
Proposal 3: Advisory Vote on Executive Compensation

DIRECTOR COMPENSATION

Our non-employee directors received the following amounts for Board and committee service during 2013:

•	an annual retainer of $38,000;

•	an additional retainer of $16,000 for our non-executive Chairman of the Board, currently James L. Reissner;

•	an annual retainer of $6,000, $4,000 and $3,000 for members of the Audit, Compensation and Governance Committees, respectively; and

•	an additional annual retainer of $8,000, $8,000 and $3,000 for the chairs of the Audit, Compensation and Governance Committees, respectively.

          For directors who are not employees, the 2007 Plan provides for a grant of a discretionary number of shares of restricted stock, restricted stock units, or non-qualified stock options or a combination of any on each director’s election and re-election at the annual shareholder meeting, not to exceed 25,000 shares. Under this provision of the 2007 Plan, each non-employee director elected or re-elected at the 2013 Annual Meeting, Messrs. Benveniste, Madison, Olson, Orlando, Quist, and Reissner, and Ms. Nelson, received 5,000 restricted stock units. Each restricted stock unit represents a contingent right to receive one share of our common stock. The restricted stock units vest in full on the first business day prior to the Annual Meeting of Shareholders next following the date of grant provided the director continues to provide services to us on that date, subject to certain exceptions. Directors may elect to defer receipt of the shares to the earlier of January 1 of the 3rd to 10th year following the date of grant or the first January 1 following the date of separation of service from Qumu. Any restricted stock units the director does not elect to defer will be paid within 90 days following the date the restricted stock units first vest.

          On February 19, 2014, the Compensation Committee recommended and on February 20, 2014, the Board determined that each non-employee director elected or re-elected at the Annual Meeting will receive 5,000 restricted stock units under the 2007 Plan. These restricted stock units will be subject to the same vesting terms and deferral option as the restricted stock units granted in connection with the 2013 Annual Meeting.

          In connection with the election of Daniel R. Fishback to the Board on December 10, 2013, the Compensation Committee recommended and the Board of Directors approved an award to Mr. Fishback of 7,500 shares of restricted stock under the 2007 Plan, which was granted the first day trades were permitted under our Policy Regarding Buying and Selling Securities – Insider Trading. The restrictions on the restricted stock will lapse on the one year anniversary of Mr. Fishback’s election to the Board.

          The following table shows the cash and other compensation paid by us to each of our directors for 2013. Sherman L. Black, who is a director and an executive officer, received no compensation as a director during 2013. Justin A. Orlando was elected to the Board in March 2013 pursuant to the Dolphin Agreement. The retainers for Mr. Orlando’s service were paid to Dolphin at Mr. Orlando’s direction, but are reflected below.

Name	Fees Earned or Paid in Cash ($) (1)	Stock Awards ($) (2)	Total ($)
Lawrence M. Benveniste	$56,000	$39,250	$95,250
Daniel R. Fishback (3)	―	―	―
Thomas F. Madison	$50,000	$39,250	$89,250
Kimberly K. Nelson	$47,000	$39,250	$86,250
Robert F. Olson	$48,000	$39,250	$87,250
Justin A. Orlando (3)	$33,750	$39,250	$39,250
Steven M. Quist	$53,000	$39,250	$92,250
James L. Reissner	$63,000	$39,250	$102,250

(1)	Represents cash retainer and meeting fees for 2013 as described above.

(2)

Valuation of awards based on the grant date fair value of those awards computed in accordance with FASB ASC Topic 718 utilizing assumptions discussed in Note 3 to our consolidated financial statements for the year ended December 31, 2013 included in our Annual Report on Form 10-K for the year ended December 31, 2013.

(3)	Represents a partial year of service.

          The aggregate number of stock options outstanding at December 31, 2013 held by directors was: Mr. Benveniste, 57,000 shares; Mr. Black, 299,500 shares; Mr. Fishback, no shares; Mr. Madison 57,000 shares; Ms. Nelson, no shares; Mr. Olson, no shares; Mr. Orlando, no shares; Mr. Quist, 57,000 shares; and Mr. Reissner, 57,000 shares. Each of these directors, with the exception of Mr. Black and Mr. Fishback, also held 5,000 unvested restricted stock units as of December 31, 2013 that will vest on May 19, 2014, the first business day prior to this Annual Meeting, subject to deferral elections described above.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

          Since the beginning of 2013, we have not entered into any transaction and there are no currently proposed transactions, in which we were or are to be a participant and the amount involved exceeds $120,000 and in which any related person had or will have a direct or indirect material interest.

          The charter of our Audit Committee provides that the Audit Committee is responsible for reviewing and approving the terms and conditions of all transactions we enter into in which an officer, director or 5% or greater shareholder or any affiliate of these persons has a direct or indirect material interest. Our Code of Ethics and Business Conduct, which is applicable to all of our employees and directors, also prohibits our employees, including our executive officers, and our directors from engaging in conflict of interest transactions. Requests for waivers by our executive officers and directors from the provisions of, or requests for consents by our executive officers and directors under, our Code of Ethics and Business Conduct must be made to the Audit Committee.

          We have adopted a related person transaction approval policy, which sets forth our policies and procedures for the review, approval or ratification of any transaction required to be reported in our filings with the Securities and Exchange Commission. Our policy applies to any financial transaction, arrangement or relationship or any series of similar transactions, arrangements or relationships in which our company is a participant and in which a related person has a direct or indirect interest. Through the policy, the Audit Committee has also identified and pre-approved certain transactions with related persons, including:

•	employment of executive officers, director compensation to be reported in our proxy statement;

•	payment of ordinary expenses and business reimbursements;

•

transactions with related companies in which the dollar amount does not exceed $120,000 if the related party’s only relationship is as an employee (other than an executive officer), director or beneficial owner of less than 10% of that other company’s shares;

•

charitable contributions in which the dollar amount does not exceed $10,000 or 2% of the charitable organization’s receipts where a related party’s only relationship to the charity is as an employee (other than an executive officer) or a director;

•	payments made under our articles of incorporation, bylaws, insurance policies or other agreements relating to indemnification;

•	transactions in which our shareholders receive proportional benefits; and

•	transactions that involve competitive bid, banking transactions and transactions where the terms of which are regulated by law or governmental authority.

          The Audit Committee must approve any related person transaction subject to this policy before commencement of the related party transaction. If pre-approval is not feasible, the Audit Committee may ratify, amend or terminate the related person transaction. The Audit Committee will analyze the following factors, in addition to any other factors the Committee deems appropriate, in determining whether to approve a related party transaction:

•	whether the terms are fair to us;

•	whether the terms of the related party transaction are no less favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances;

•	whether the related party transaction is material to us;

•	the role the related party has played in arranging the transaction;

•	the structure of the related party transaction;

•	the interests of all related parties in the transaction;

•	the extent of the related party’s interest in the transaction; and

•	whether the transaction would require a waiver of our Code of Ethics and Business Conduct.

          The Audit Committee may, in its sole discretion, approve or deny any related person transaction. Approval of a related person transaction may be conditioned upon our company and the related person taking such precautionary actions, as the Audit Committees deems appropriate.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

          Under federal securities laws, our directors and officers, and any beneficial owner of more than 10% of a class of our equity securities, are required to report their ownership of our equity securities and any changes in such ownership to the Securities and Exchange Commission. Specific due dates for these reports have been established by the Securities and Exchange Commission, and we are required to disclose in this proxy statement any delinquent filing of such reports and any failure to file such reports during the year ending December 31, 2013.

          Based upon information provided by our officers and directors, we believe that all officers, directors and 10% shareholders filed all reports on a timely basis in year 2013, except that reports were not filed on a timely basis in 2013 for certain gifts of shares by Mr. Black to a trust, of which Mr. Black’s spouse is the beneficiary and Mr. Black and his spouse are trustees.

PROPOSAL 4:
RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

          The Audit Committee has selected KPMG LLP as our independent registered public accounting firm to audit our consolidated financial statements for the year ending December 31, 2014 and the effectiveness of internal control over financial reporting as of December 31, 2014 and to perform other appropriate audit-related and tax services. While the Audit Committee retains the sole authority to retain, compensate, oversee and terminate the independent registered public accounting firm, the Audit Committee is submitting the reappointment of KPMG LLP as our independent registered public accounting firm for ratification. In the event the shareholders do not ratify the reappointment of KPMG LLP, the Audit Committee will reconsider the selection.

          The affirmative vote of the holders of a majority of the shares of common stock represented at the Annual Meeting and entitled to vote is required to approve the ratification of the appointment of the independent public accounting firm, provided that the total number of shares that vote on the proposal represent a majority of our shares outstanding on the record date. Pursuant to the Dolphin Agreement, Dolphin will vote all of the shares of our common stock that it beneficially owns in favor of this Proposal 4. Proxies will be voted in favor of this proposal unless otherwise indicated.

The Board of Directors Recommends
Shareholders Vote FOR
Proposal 4: Ratification of the Appointment of KPMG LLP

RELATIONSHIP WITH INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

          The Audit Committee has selected KPMG LLP as its independent registered public accounting firm for Qumu’s year ending December 31, 2014 and has asked the shareholders to ratify such appointment. Representatives of KPMG LLP, which has served as our independent auditors since 1989, are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from shareholders.

Accountant Fees and Services

          The following is an explanation of the fees billed to us by KPMG LLP for professional services rendered for the years ended December 31, 2013 and December 31, 2012, which totaled approximately $896,288 and $785,983, respectively.

          Audit Fees. The aggregate fees billed or estimated to be billed to us for professional services related to the audit of our annual financial statements, review of financial statements included in our Forms 10-Q, work relating to our internal controls over financial reporting and the attestations required by Section 404 of the Sarbanes-Oxley Act of 2002, or other services normally provided by KPMG LLP in connection with statutory and regulatory filings or engagements for the years ended December 31, 2013 and December 31, 2012 totaled approximately $755,175 and $607,733, respectively.

          Audit-Related Fees. Fees billed to us for assurance and related professional services by KPMG LLP that are reasonably related to the performance of the audit or review of our financial statements and are not reported above under “Audit Fees” totaled $7,013 and $2,750 for the years ended December 31, 2013 and December 31, 2012, respectively. These “Audit-Related Fees” were for advisory services associated with our response to SEC comment letters.

          Tax Fees. The aggregate fees billed to us by KPMG LLP for professional services related to tax compliance, tax advice, and tax planning, including preparation of federal and state tax returns for the years ended December 31, 2013 and December 31, 2012 totaled approximately $134,100 and $125,500, respectively.

          All Other Fees. Other than those described above, fees billed to us by KPMG LLP for consulting and tax related services totaled $50,000 for the year ended December 31, 2012. There were no such other fees billed to us by KPMG LLP for the year ended December 31, 2013. Fees billed in 2012 were for a Section 382 study associated with our acquisition of Qumu, Inc. in 2011.

Audit Committee Pre-Approval Procedures

          We have adopted pre-approval policies and procedures for the Audit Committee that require the Audit Committee to pre-approve all audit and all permitted non-audit engagements and services (including the fees and terms thereof) by the independent auditors, except that the Audit Committee may delegate the authority to pre-approve any engagement or service less than $25,000 to one of its members, but requires that the member report such pre-approval at the next full Audit Committee meeting. The Audit Committee may not delegate its pre-approval authority for any services rendered by our independent auditors relating to internal controls. These pre-approval policies and procedures prohibit delegation of the Audit Committee’s responsibilities to Company management. Under the policies and procedures, the Audit Committee may pre-approve specifically described categories of services which are expected to be conducted over the subsequent twelve months on its own volition, or upon application by management or the independent auditor.

          All of the services described above for 2013 were pre-approved by the Audit Committee or a member of the Committee before KPMG LLP was engaged to render the services.

SHAREHOLDER PROPOSALS FOR 2015 ANNUAL MEETING

          The proxy rules of the Securities and Exchange Commission permit our shareholders, after timely notice to us, to present proposals for shareholder action in our proxy statement where such proposals are consistent with applicable law, pertain to matters appropriate for shareholder action and are not properly omitted by our action in accordance with the proxy rules. In order for a shareholder proposal to be considered for inclusion in the proxy statement for the 2015 Annual Meeting of Shareholders, the proposal must be received by the Secretary of Qumu Corporation in writing at our corporate offices, 7725 Washington Avenue South, Edina, Minnesota 55439, no later than December 16, 2014.

          Pursuant to our bylaws, in order for any other proposal to be properly brought before the next annual meeting by a shareholder, including a nominee for director to be considered at such annual meeting, the shareholder must give written notice of such shareholder’s intent to bring a matter before the annual meeting, or nominate the director, no later than December 16, 2014. Each such notice must set forth certain information with respect to the shareholder who intends to bring such matter before the meeting and the business desired to be conducted, as set forth in greater detail in the section of this proxy statement entitled “Corporate Governance — Director Nominations” and in our bylaws. If we receive notice of a shareholder proposal after December 16, 2014, such proposal also will be considered untimely pursuant to Rules 14a-4 and 14a-5(e) and the persons named in proxies solicited by the Board of Directors for our 2014 Annual Meeting of Shareholders may exercise discretionary voting power with respect to such proposal.

OTHER BUSINESS

          At the date of this proxy statement, management knows of no other business that may properly come before the Annual Meeting. However, if any other matters properly come before the Annual Meeting, the persons named in the enclosed form of proxy will vote the proxies received in response to this solicitation in accordance with their best judgment on such matters.

By Order of the Board of Directors

Sherman L. Black
President and Chief Executive Officer
Edina, Minnesota
April 15, 2014

Appendix A

QUMU CORPORATION

SECOND AMENDED AND RESTATED

2007 STOCK INCENTIVE PLAN

(As amended by the Board of Directors of Qumu Corporation on March 10, 2014)

QUMU CORPORATION

SECOND AMENDED AND RESTATED
2007 STOCK INCENTIVE PLAN

SECTION 1
PURPOSE

The purpose of the Second Amended and Restated 2007 Stock Incentive Plan (the “Plan”) is to enable Qumu Corporation (f/k/a Rimage Corporation, the “Company”) and its Subsidiaries to attract and retain employees, directors and service providers of the Company by aligning financial interests of these individuals with the other stockholders of the Company.

The Plan provides for the grant of Incentive Stock Options, Non-Qualified Stock Options, Restricted Stock Awards, Restricted Stock Units, Stock Appreciation Rights, Performance Stock, Performance Units, and Other Awards to aid the Company in obtaining these goals, subject to the approval by the shareholders on May 11, 2011.

SECTION 2
DEFINITIONS

2.1	BOARD means the Board of Directors of the Company.

2.2

CAUSE shall mean, unless otherwise defined in the Stock Incentive Agreement or in a separate agreement with the Participant that governs Stock Incentives granted under this Plan, gross and willful misconduct during the course of his or her service to the Company, including but not limited to wrongful appropriation of funds or property of the Company, conviction of a Participant of a gross misdemeanor or felony or a material violation of any Company policy (including, without limitation, any policy contained in the Company’s Code of Conduct), regardless of when facts resulting in a finding of Cause are discovered by the Company.

2.3	CODE means the Internal Revenue Code of 1986, as amended from time to time, or any successor statute.

2.4	COMMITTEE means the Compensation Committee of the Board or any other committee appointed by the Board to administer the Plan.

2.5	COMPANY means Qumu Corporation, a corporation organized under the laws of the State of Minnesota (or any successor corporation).

2.6

DISABILITY shall mean a physical or mental condition resulting from a bodily injury or disease or mental disorder rendering such person incapable of continuing to perform the essential employment or director duties of such person at the Company as such duties existed immediately prior to the bodily injury, disease or mental disorder.

2.7	EXCHANGE ACT means the Securities Exchange Act of 1934, as amended.

2.8	EXERCISE PRICE means the price that shall be paid to purchase one (1) Share upon the exercise of an Option granted under this Plan.

2.9

FAIR MARKET VALUE of one Share on any given date shall be determined by the Committee as follows: (a) if the Common Stock is listed for trading on one of more national securities exchanges, the last reported sales price on the such principal exchange on the date in question, or if such Common Stock shall not have been traded on such principal exchange on such date, the last reported sales price on such principal exchange on the first day prior thereto on which such Common Stock was so traded; or (b) if the Common Stock is not listed for trading on a national securities exchange, but is traded in the over-the-counter market, the closing bid price for such Common Stock on the date in question, or if there is no such bid price for such Common Stock on such date, the closing bid price on the first day prior thereto on which such price existed; or (c) if neither (a) or (b) is applicable, with respect to any Option intended to qualify as an ISO, by any fair and reasonable determination made in good faith by the Committee, and, with respect to any other Stock Incentive that is intended to be exempt from the requirements of Code Section 409A, a value determined by the reasonable application of a reasonable valuation method as defined in regulations promulgated under Code Section 409A, which determination shall be final and binding on all parties.

2.10	INDEPENDENT DIRECTOR means a member of the Board who is not otherwise an employee of the Company or any Subsidiary.

2.11

INSIDER means an individual who is, on the relevant date, an officer, member of the Board or ten percent (10%) beneficial owner of any class of the Company’s equity securities that is registered pursuant to Section 12 of the Exchange Act, all as defined under Section 16 of the Exchange Act.

2.12	ISO means an Option granted under this Plan to purchase Shares that is intended by the Company to satisfy the requirements of Code Section 422 as an incentive stock option.

2.13

KEY EMPLOYEE means any employee of the Company or any Subsidiary holding a key management or technical position as determined by the Committee. Key Employees of any Subsidiary created or acquired after the Effective Date of this Plan shall be eligible to be Participants in this Plan without further action of the Board or its shareholders.

2.14

KEY PERSON means a person, other than a Key Employee, who is (a) a member of the Board; or (b) a service provider providing bona fide services to the Company or any Subsidiary who is eligible to receive Shares that are registered by a Registration Statement on Form S-8 under the Securities Act, as in effect on the date hereof or any successor registration form(s) under the Securities Act subsequently adopted by the Securities and Exchange Commission. Key Persons of any Subsidiary created or acquired after the Effective Date of this Plan shall be eligible to be Participants in this Plan without further action of the Board or its shareholders.

2.15	NQSO means an option granted under this Plan to purchase Shares that is not intended by the Company to satisfy the requirements of Code Section 422.

2.16	OPTION means an ISO or a NQSO.

2.17

OUTSIDE DIRECTOR means a member of the Board who is not an employee and who qualifies as (a) a “non-employee director” under Rule 16b-3(b)(3) under the Exchange Act, as amended from time to time, and (b) an “outside director” under Code Section 162(m) and the regulations promulgated thereunder.

2.18	PARTICIPANT means a Key Person or Key Employee who is designated to receive an award under the Plan by the Committee.

2.19	PERFORMANCE-BASED EXCEPTION means the performance-based exception from the tax deductibility limitations of Code Section 162(m).

2.20	PERFORMANCE PERIOD shall mean the period during which a performance goal must be attained with respect to a Stock Incentive that is performance based, as determined by the Committee.

2.21

PERFORMANCE STOCK means an award of Shares granted to a Participant that is subject to the achievement of performance criteria, either as to the delivery of such Shares or the calculation of the amount deliverable as a result of achieving a level of performance over a specified Performance Period, or any combination thereof.

2.22

PERFORMANCE UNITS means a contractual right granted to a Participant to receive a Share (or cash equivalent) upon achievement of performance criteria or a level of performance over a specified Performance Period that are deliverable either at the end of the Performance Period or at a later time.

2.23	PLAN means the Qumu Corporation Second Amended and Restated 2007 Stock Incentive Plan, as it may be further amended from time to time.

2.24	QUALIFYING EVENT shall mean, with respect to a Participant, such Participant’s death, Disability or Retirement.

2.25

RESTRICTED STOCK AWARD means an award of Shares granted to a Participant under this Plan that is subject to restrictions in accordance with the terms and provisions of this Plan and the applicable Stock Incentive Agreement.

2.26

RESTRICTED STOCK UNIT means a contractual right granted to a Participant under this Plan to receive a Share (or cash equivalent) that is subject to restrictions in accordance with the terms and provisions of this Plan and the applicable Stock Incentive Agreement.

2.27	RETIREMENT shall mean retirement from active employment with the Company and any subsidiary or parent corporation of the Company on or after age 65.

2.28	SECURITIES ACT means the Securities Act of 1933, as amended.

2.29	SHARE or COMMON STOCK means a share of the common stock of the Company.

2.30

STOCK APPRECIATION RIGHT means a right granted to a Participant pursuant to the terms and provisions of this Plan whereby the individual, without payment to the Company (except for any applicable withholding or other taxes), receives Shares, or such other consideration as the Committee may determine, in an amount equal to the excess of the Fair Market Value per Share on the date on which the Stock Appreciation Right is exercised over the specified price per Share noted in the Stock Appreciation Right, for each Share subject to the Stock Appreciation Right.

2.31	STOCK INCENTIVE means an ISO, a NQSO, a Restricted Stock Award, a Restricted Stock Unit, a Stock Appreciation Right, a Performance Stock or Performance Unit or cash.

2.32	STOCK INCENTIVE AGREEMENT means a document issued by the Company or a Subsidiary to a Participant evidencing an award of a Stock Incentive.

2.33

SUBSIDIARY means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

2.34

TEN PERCENT SHAREHOLDER means a person who owns (after taking into account the attribution rules of Code Section 424(d)) more than ten percent (10%) of the total combined voting power of all classes of shares of stock of either the Company or a Subsidiary.

SECTION 3 SHARES SUBJECT TO STOCK INCENTIVES

3.1

The aggregate number of Shares that may be issued under the Plan is Two Million Two Hundred Thirty Thousand Three Hundred Twenty (2,230,320) Shares, subject to adjustment as provided in Section 10. The Company’s 1992 Stock Option Plan (the “Prior Plan”) is amended by this Plan to eliminate the authority and discretion of the Board, the Compensation Committee of the Board and any executive officer of the Company to grant any new awards or options (or to amend any previously granted award or option to increase the number of shares thereunder) under the Prior Plan, including with respect to any shares that would become available for issuance as a result of the cancellation or forfeiture of shares under any previously granted awards or options.

Such Shares shall be reserved, to the extent that the Company deems appropriate, from authorized but unissued Shares, and from Shares which have been reacquired by the Company.

3.2

Subject to adjustment pursuant to Section 10, no Participant may be granted any Stock Incentive covering an aggregate number of Shares in excess of Three Hundred Thousand (300,000) in any calendar year (100,000 Shares for years prior to January 1, 2009).

SECTION 4
EFFECTIVE DATE

The effective date of this Plan as restated shall be May 11, 2011, subject to shareholder approval on that date; provided that the amended provisions of the restated Plan shall not adversely affect the rights of Participants with respect to Stock Incentives granted pursuant to the terms of the Plan in effect prior to the effective date of the restated Plan. The Plan was originally effective on May 15, 2007, which is the date on which the shareholders of the Company originally approved the Plan and the Plan was restated effective May 13, 2009, the date the shareholders of the Company approved the Plan as amended and restated.

SECTION 5
ADMINISTRATION

5.1

GENERAL ADMINISTRATION. The Committee shall administer this Plan. The Committee, acting in its absolute discretion, shall exercise such powers and take such action as expressly called for under this Plan. The Committee shall have the power to interpret this Plan and, subject to the terms and provisions of this Plan, to take such other action in the administration and operation of the Plan as it deems equitable under the circumstances. The Committee’s actions shall be binding on the Company, on each affected Participant, and on each other person directly or indirectly affected by such actions.

5.2

AUTHORITY OF THE COMMITTEE. Except as limited by law or by the Articles of Incorporation or By-laws of the Company, and subject to the provisions herein, the Committee shall have full power to select Participants in the Plan, to determine the sizes and types of Stock Incentives in a manner consistent with the Plan, to determine the terms and conditions of Stock Incentives in a manner consistent with the Plan, to construe and interpret the Plan and any agreement or instrument entered into under the Plan, to establish, amend or waive rules and regulations for the Plan’s administration, and to amend the terms and conditions of any outstanding Stock Incentives as allowed under the Plan and such Stock Incentives. Any and all awards of Stock Incentives to Insiders of the Company or Independent Directors shall be made and administered by the Committee (or subcommittee authorized under Section 5.3) consisting solely of Outside Directors. Further, the Committee may make all other determinations that may be necessary or advisable for the administration of the Plan. The Committee may seek the assistance of such persons as it may see fit in carrying out its routine administrative functions concerning the Plan.

5.3

DELEGATION OF AUTHORITY. The members of the Committee and any other persons to whom authority has been delegated by the Committee shall be appointed from time to time by, and shall serve at the discretion of, the Board. The Committee may appoint one or more separate committees (any such committee, a “Subcommittee”) composed of two or more Outside Directors of the Company (who may but need not be members of the Committee) and may delegate to any such Subcommittee or to one or more executive officers of the Company the authority to grant Stock Incentives, and/or to administer the Plan or any aspect of it; provided, however, that only the Committee may grant Stock Incentives that may meet the Performance-Based Exception.

5.4

DECISIONS BINDING. All determinations and decisions made by the Committee pursuant to the provisions of this Plan and all related orders and resolutions of the Committee shall be final, conclusive and binding on all persons, including the Company, its shareholders, members of the Board, Participants, and their estates and beneficiaries.

SECTION 6
ELIGIBILITY

Participants selected by the Committee shall be eligible for the grant of Stock Incentives under this Plan, but no Participant shall have the right to be granted a Stock Incentive under this Plan merely as a result of his or her status as an eligible Participant.

SECTION 7
TERMS OF STOCK INCENTIVES

7.1	TERMS AND CONDITIONS OF ALL STOCK INCENTIVES.

(a)

Grants of Stock Incentives. The Committee, in its absolute discretion, shall grant Stock Incentives under this Plan from time to time and shall have the right to grant new Stock Incentives in exchange for outstanding Stock Incentives; provided, however, the Committee shall not have the right to (i) lower the Exercise Price of an existing Option or Stock Appreciation Right, (ii) take any action which would be treated as a “repricing” under generally accepted accounting principles, or (iii) cancel an existing Option or Stock Appreciation Right at a time when its Exercise Price exceeds the fair market value of the underlying stock subject to such Option or Stock Appreciation Right in exchange for cash, another Stock Incentive, or other equity in the Company (except as provided in Sections 10 and 11). Stock Incentives shall be granted to Participants selected by the Committee, and the Committee shall be under no obligation whatsoever to grant any Stock Incentives, or to grant Stock Incentives to all Participants, or to grant all Stock Incentives subject to the same terms and conditions.

(b)

Shares Subject to Stock Incentives. The number of Shares as to which a Stock Incentive shall be granted shall be determined by the Committee in its sole discretion, subject to the provisions of Section 3 as to the total number of Shares available for grants under the Plan, and to any other restrictions contained in this Plan.

(c)

Stock Incentive Agreements. Each Stock Incentive shall be evidenced by an agreement, certificate, resolution or other type or form of writing or other evidence approved by the Committee that sets forth the terms and conditions of the Stock Incentives granted. The Stock Incentive Agreement may be in an electronic medium, may be limited to notation on the books and records of the Company and, with the approval of the Committee, need not be signed by a representative of the Company or a Participant. The Committee shall have sole discretion to modify the terms and provisions of Stock Incentive Agreements in accordance with Section 12 of this Plan.

(d)

Date of Grant. The date a Stock Incentive is granted shall be the date on which the Committee (i) has approved the terms and conditions of the Stock Incentive Agreement, (ii) has determined the recipient of the Stock Incentive and the number of Shares covered by the Stock Incentive and (iii) has taken all such other action necessary to direct the grant of the Stock Incentive.

(e)

Vesting of Stock Incentives. Subject to this Section 7.1(e), Stock Incentives under the Plan may have restrictions on the vesting or delivery of and, in the case of Options, the right to exercise, that lapse based upon the service of a Participant, or based upon other criteria that the Committee may determine appropriate, such as the attainment of performance goals determined by the Committee, including but not limited to one or more of the performance criteria listed in Section 14. If the Award is intended to meet the Performance-Based Exception, the attainment of such performance goals must be certified in writing by the Committee prior to payment thereof. Until the end of the period(s) of time specified in the vesting schedule and/or the satisfaction of any performance criteria, the Shares subject to such Stock Incentive Award shall remain subject to forfeiture. Notwithstanding the foregoing, all Restricted Stock or Restricted Stock Units shall be restricted for a period of at least three (3) years (or one (1) year in the case of Restricted Stock or Restricted Stock Units granted with restrictions based solely on achievement of performance criteria), except that the Committee may provide in the Restricted Stock Agreement or in the Restricted Stock Unit Agreement (i) for vesting and lapse of restrictions on a pro rata basis during such minimum restricted period; (ii) that the restricted period for any such Stock Incentive may otherwise be shortened in the case of a Qualifying Event or in connection with a Change of Control; and (iii) for vesting and lapse of restrictions on Restricted Stock or Restricted Stock Units granted to Independent Directors no earlier than the first business day prior to the next regular annual meeting of shareholders, provided that the aggregate number of Shares issued to Independent Directors pursuant to Restricted Stock or Restricted Stock Units having a period of restriction of less than three (3) years shall not exceed ten percent (10%) of the aggregate number of Shares authorized for issuance under the Plan.

(f)

Acceleration of Vesting of Stock Incentives. Notwithstanding anything to the contrary in this Plan, the Committee shall have the power to permit, in its sole discretion, an acceleration of the expiration of the applicable restrictions or the applicable period of such restrictions with respect to any part or all of the Shares awarded to a Participant; provided, however, the Committee may grant Stock Incentive Awards precluding such accelerated vesting in order to qualify the Stock Incentive Awards for the Performance-Based Exception.

(g)

Dividend Equivalents. The Committee may grant dividend equivalents to any Participant. The Committee shall establish the terms and conditions to which the dividend equivalents are subject. Dividend equivalents may be granted only in connection with a Stock Incentive. Under a dividend equivalent, subject to the limitation under Section 7.6(b) with respect to Performance Stock or Performance Units, a Participant shall be entitled to receive currently or in the future payments equivalent to the amount of dividends paid by the Company to holders of Common Stock with respect to the number of dividend equivalents held by the Participant. The dividend equivalent may provide for payment in Shares or in cash, or a fixed combination of Shares or cash, or the Committee may reserve the right to determine the manner of payment at the time the dividend equivalent is payable. Any such dividend equivalent on a Stock Incentive that is intended to be exempt from Code Section 409A shall be stated in a separate arrangement.

(h)

Transferability of Stock Incentives. Except as otherwise provided in a Participant’s Stock Incentive Agreement, no Stock Incentive granted under the Plan may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, except upon the death of the holder Participant by will or by the laws of descent and distribution. Except as otherwise provided in a Participant’s Stock Incentive Agreement, during the Participant’s lifetime, only the Participant may exercise any Option or Stock Appreciation Right unless the Participant is incapacitated in which case the Option or Stock Appreciation Right may be exercised by and any other Stock Incentive may be payable to the Participant’s legal guardian, legal representative, or other representative whom the Committee deems appropriate based on applicable facts and circumstances. The determination of incapacity of a Participant and the identity of appropriate representative of the Participant to exercise the Option or receive any other benefit under a Stock Incentive if the Participant is incapacitated shall be determined by the Committee.

(i)

Deferral Elections. The Committee may permit or require Participants to elect to defer the issuance of Shares or the settlement of awards in cash under this Plan pursuant to such rules, procedures, or programs as it may establish from time to time. However, notwithstanding the preceding sentence, the Committee shall not, in establishing the terms and provisions of any Stock Incentive, or in exercising its powers under this Article: (i) create any arrangement which would constitute an employee pension benefit plan as defined in ERISA Section 3(3) unless the arrangement provides benefits solely to one or more individuals who constitute members of a select group of management or highly compensated employees; or (ii) create any arrangement that would constitute a deferred compensation plan as defined in Code Section 409A unless the arrangement complies with Code Section 409A and regulations promulgated thereunder or unless the Committee, at the time of grant, specifically provides that the Stock Incentive is not intended to comply with Section 409A of the Code.

7.2	TERMS AND CONDITIONS OF OPTIONS.

(a)

Grants of Options. Each grant of an Option shall be evidenced by a Stock Incentive Agreement that shall specify whether the Option is an ISO or NQSO, and incorporate such other terms as the Committee deems consistent with the terms of this Plan and, in the case of an ISO, necessary or desirable to permit such Option to qualify as an ISO. The Committee and/or the Company may modify the terms and provisions of an Option in accordance with Section 12 of this Plan even though such modification may change the Option from an ISO to a NQSO.

(b)

Termination of Employment. Except as provided in the Option Agreement or a separate agreement with the Participant that governs Options granted under this Plan, or as otherwise provided by the Committee: (i) if the Participant’s employment (or in the case of a non-employee, such Participant’s service) with the Company and/or a Subsidiary ends before the Options vest, the Participant shall forfeit all unvested Options; and (ii) any Options held by such Participant may thereafter be exercised to the extent it was exercisable at the time of such termination, but may not be exercised after 90 days after such termination, or the expiration of the stated term of the Options, whichever period is the shorter. In the event a Participant’s employment with the Company or any Subsidiary is terminated for Cause, all unexercised Options granted to such Participant shall immediately terminate.

(c)

Death, Disability and Retirement. Except as provided in the Option Agreement or a separate agreement with the Participant that governs Options granted under this Plan, and except as otherwise provided by the Committee: (i) if a Qualifying Event occurs before the date or dates on which Options vest, the Participant shall forfeit all unvested Options; and (ii) any Options held by such Participant may thereafter be exercised to the extent it was exercisable at the time of such Qualifying Event, but may not be exercised after one year after such Qualifying Event, or the expiration of the stated term of the Options, whichever period is the shorter.

(d)

Exercise Price. Subject to adjustment in accordance with Section 10 and the other provisions of this Section, the Exercise Price shall be specified in the applicable Stock Incentive Agreement and shall not be less than the Fair Market Value of a Share on the date the Option is granted. With respect to each grant of an ISO to a Participant who is not a Ten Percent Shareholder, the Exercise Price shall not be less than the Fair Market Value of a Share on the date the ISO is granted. With respect to each grant of an ISO to a Participant who is a Ten Percent Shareholder, the Exercise Price shall not be less than one hundred ten percent (110%) of the Fair Market Value of a Share on the date the ISO is granted.

(e)

Option Term. Each Option granted under this Plan shall be exercisable in whole or in part at such time or times as set forth in the related Stock Incentive Agreement, but no Stock Incentive Agreement shall: (i) make an Option exercisable prior to the date such Option is granted or after it has been exercised in full; or (ii) make an Option exercisable after the date that is (A) the tenth (10th) anniversary of the date such Option is granted, if such Option is a NQSO or an ISO granted to a non-Ten Percent Shareholder, or (B) the date that is the fifth (5th) anniversary of the date such Option is granted, if such Option is an ISO granted to a Ten Percent Shareholder. Options issued under the Plan may become exercisable based on the service of a Participant, or based upon the attainment (as determined by the Committee) of performance goals, including but not limited to goals established pursuant to one or more of the performance criteria listed in Section 14. Any Option that is intended to qualify for the Performance Based Exception must have its performance goals determined by the Committee based upon one or more of the performance criteria listed in Section 14, and must have the attainment of such performance goals certified in writing by the Committee.

(f)

Payment. The Exercise Price of Shares acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations by delivering to the Company or its designated agent, either: (i) in cash or by check at the time the Option is exercised or (ii) at the discretion of the Committee at the time of the grant of the Option (or subsequently in the case of an NQSO) (A) by delivery (or by attestation) of other Shares, (B) pursuant to a “same day sale” program exercised through a brokerage transaction as permitted under the provisions of Regulation T applicable to cashless exercises promulgated by the Federal Reserve Board so long as the Company’s equity securities are registered under Section 12 of the Exchange Act, unless prohibited by Section 402 of the Sarbanes-Oxley Act of 2002, (C) with respect to an NQSO, by a “net exercise” arrangement pursuant to which the Company will reduce the number of Shares issued upon exercise by the largest whole number of Shares with a Fair Market Value that does not exceed the aggregate Exercise Price (together with payment in cash or other payment from the Participant to the extent of any remaining balance), provided that any such Shares used to pay the Exercise Price shall no longer be outstanding and exercisable under such Option; or (D) by some combination of the foregoing or such other form of legal consideration that may be acceptable to the Committee in its sole discretion and permissible under applicable law. Notwithstanding the foregoing, with respect to any Participant who is an Insider, a tender of shares or, if permitted by applicable law, a cashless exercise must (1) have met the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act, or (2) be a subsequent transaction the terms of which were provided for in a transaction initially meeting the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act. Unless the Stock Incentive Agreement provides otherwise, the foregoing exercise payment methods shall be subsequent transactions approved by the original grant of an Option. Except as provided above, payment shall be made at the time that the Option or any part thereof is exercised, and no Shares shall be issued or delivered upon exercise of an Option until full payment has been made by the Participant. The holder of an Option, as such, shall have none of the rights of a shareholder.

(g)

ISO Tax Treatment Requirements. With respect to any Option that purports to be an ISO, to the extent that the aggregate Fair Market Value (determined as of the date of grant of such Option) of stock with respect to which such Option is exercisable for the first time by any individual during any calendar year exceeds one hundred thousand dollars ($100,000), to the extent of such excess, such Option shall not be treated as an ISO in accordance with Code Section 422(d). The rule of the preceding sentence is applied as set forth in Treas. Reg. Section 1.422-4 and any additional guidance issued by the Treasury thereunder. Also, with respect to any Option that purports to be an ISO, such Option shall not be treated as an ISO if the Participant disposes of shares acquired thereunder within two (2) years from the date of the granting of the Option or within one (1) year of the exercise of the Option, or if the Participant has not met the requirements of Code Section 422(a)(2).

7.3	TERMS AND CONDITIONS OF RESTRICTED STOCK AWARDS.

(a)

Grants of Restricted Stock Awards. Shares awarded pursuant to Restricted Stock Awards shall be subject to such restrictions as determined by the Committee for periods determined by the Committee. The Committee may require a cash payment from the Participant in exchange for the grant of a Restricted Stock Award or may grant a Restricted Stock Award without the requirement of a cash payment.

(b)

Termination of Employment. Except as provided in the Restricted Stock Agreement or a separate agreement with the Participant covering the Restricted Stock granted under this Plan, if the Participant’s employment (or in the case of a non-employee, such Participant’s service) with the Company and/or a Subsidiary ends for any reason other than a Qualifying Event before any restrictions lapse, the Participant shall forfeit all unvested Restricted Stock Awards, unless the Committee determines that the Participant’s unvested Restricted Stock Awards shall vest as of the date of such event.

(c)

Death, Disability and Retirement. Except as provided in the Restricted Stock Agreement or a separate agreement with the Participant covering Restricted Stock granted under this Plan: (i) if a Qualifying Event occurs before the date or dates on which restrictions lapse, the Participant shall forfeit all unvested Restricted Stock Awards, unless the Committee determines that the Participant’s unvested Restricted Stock Awards shall vest as of the date of such event; and (ii) in the case of Restricted Stock Awards which are based on performance criteria then, as of the date on which such Qualifying Event occurs, the Participant shall be entitled to receive a number of Shares that is determined by measuring the selected performance criteria from the Company’s most recent publicly available quarterly results that are available as of the date the Qualifying Event occurs; provided, however, the Committee may grant Restricted Stock Awards precluding such partial awards when a Qualifying Event occurs in order to qualify the Restricted Stock Awards for the Performance-Based Exception.

(d)

Voting, Dividend & Other Rights. Unless the applicable Stock Incentive Agreement provides otherwise, holders of Restricted Stock Awards shall be entitled to vote and to receive dividends during the periods of restriction of their Shares to the same extent as such holders would have been entitled if the Shares were unrestricted Shares.

7.4	TERMS AND CONDITIONS OF RESTRICTED STOCK UNITS.

(a)

Grants of Restricted Stock Units. A Restricted Stock Unit shall entitle the Participant to receive one Share at such future time and upon such terms as specified by the Committee in the Stock Incentive Agreement evidencing such award. The Committee may require a cash payment from the Participant in exchange for the grant of Restricted Stock Units or may grant Restricted Stock Units without the requirement of a cash payment.

(b)

Termination of Employment. Except as provided in the Restricted Stock Unit Agreement or a separate agreement with the Participant covering the Restricted Stock Unit granted under this Plan, if the Participant’s employment with the Company and/or a Subsidiary ends before the Restricted Stock Units vest, the Participant shall forfeit all unvested Restricted Stock Units, unless the Committee determines that the Participant’s unvested Restricted Stock Units shall vest as of the date of such event.

(c)

Death, Disability and Retirement. Except as provided in the Restricted Stock Unit Agreement or a separate agreement with the Participant covering the Restricted Stock Unit granted under this Plan: (i) if a Qualifying Event occurs before the date or dates on which restrictions lapse, the Participant shall forfeit all unvested Restricted Stock Units, unless the Committee determines that the Participant’s unvested Restricted Stock Units shall vest as of the date of such event; and (ii) in the case of Restricted Stock Units that are based on performance criteria, then as of the date on which such Qualifying Event occurs, the Participant shall be entitled to receive a number of Shares that is determined by measuring the selected performance criteria from the Company’s most recent publicly available quarterly results that are available as of the date the Qualifying Event occurs; provided, however, the Committee may grant Restricted Stock Units precluding such partial awards when a Qualifying Event occurs in order to qualify the Restricted Stock Units for the Performance-Based Exception.

(d)

Voting, Dividend & Other Rights. Holders of Restricted Stock Units shall not be entitled to vote or to receive dividends until they become owners of the Shares pursuant to their Restricted Stock Units, and, unless the applicable Stock Incentive Agreement provides otherwise, the holder of a Restricted Stock Unit shall not be entitled to any dividend equivalents (as described in Section 7.1(g)).

7.5	TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS.

(a)

Grants of Stock Appreciation Rights. A Stock Appreciation Right shall entitle the Participant to receive upon exercise or payment the excess of the Fair Market Value of a specified number of Shares at the time of exercise, over a specified price. The specified price for a Stock Appreciation Right granted in connection with a previously or contemporaneously granted Option, shall not be less than the Exercise Price for Shares that are the subject of the Option, which shall not be less than the Fair Market Value of the Shares on the date the Option is granted. In the case of any other Stock Appreciation Right, the specified price shall not be less than one hundred percent (100%) of the Fair Market Value of the Shares at the time the Stock Appreciation Right was granted. If related to an Option, the exercise of a Stock Appreciation Right shall result in a pro rata surrender of the related Option to the extent the Stock Appreciation Right has been exercised.

(b)

Stock Appreciation Right Term. Each Stock Appreciation Right granted under this Plan shall be exercisable in whole or in part at such time or times as set forth in the related Stock Incentive Agreement, but no Stock Incentive Agreement shall: (1) make a Stock Appreciation Right exercisable prior to the date such Stock Appreciation Right is granted or after it has been exercised in full; or (ii) make a Stock Appreciation Right exercisable after the date that is: (A) the tenth (10th) anniversary of the date such Stock Appreciation Right is granted; or (B) the fifth (5th) anniversary of the date such Stock Appreciation Right is granted, if such Stock Appreciation Right is granted in connection with the grant of an ISO to a Participant who is a Ten Percent Shareholder.

(c)

Payment. Upon exercise of a Stock Appreciation Right, the Company shall pay to the Participant the appreciation with Shares (computed using the aggregate Fair Market Value of Shares on the date of payment or exercise) or in cash, or in any combination thereof as specified in the Stock Incentive Agreement or, if not specified, as the Committee determines. To the extent that a Stock Appreciation Right is exercised, the specified price shall be treated as paid in Shares for purposes of Section 3.

(d)

Termination of Employment. Except as provided in the Stock Appreciation Rights Agreement or a separate agreement with the Participant that governs Stock Incentives granted under this Plan, or as otherwise provided by the Committee: (i) if the Participant’s employment (or in the case of a non-employee, such Participant’s service) with the Company and/or a Subsidiary ends before the Options vest, the Participant shall forfeit all unvested Stock Appreciation Rights; and (ii) any Stock Appreciation Rights held by such Participant may thereafter be exercised to the extent it was exercisable at the time of such termination, but may not be exercised after 90 days after such termination, or the expiration of the stated term of the Stock Appreciation Rights, whichever period is the shorter. In the event a Participant’s employment with the Company or any Subsidiary is terminated for Cause, all unexercised Stock Appreciation Rights granted to such Participant shall immediately terminate.

(e)

Death, Disability and Retirement. Except as provided in the Stock Appreciation Rights Agreement or a separate agreement with the Participant that governs Stock Incentives granted under this Plan, and except as otherwise provided by the Committee: (i) if a Qualifying Event occurs before the date or dates on which Stock Appreciation Rights vest, the Participant shall forfeit all unvested Stock Appreciation Rights; and (ii) any Stock Appreciation Rights held by such Participant may thereafter be exercised to the extent it was exercisable at the time of such Qualifying Event, but may not be exercised after one year after such Qualifying Event, or the expiration of the stated term of the Stock Appreciation Rights, whichever period is the shorter.

(f)

Special Provisions for Tandem Stock Appreciation Rights. A Stock Appreciation Right granted in connection with an Option may only be exercised to the extent that the related Option has not been exercised. A Stock Appreciation Right granted in connection with an ISO (i) will expire no later than the expiration of the underlying ISO, (ii) may be for no more than the difference between the exercise price of the underlying ISO and the Fair Market Value of the Shares subject to the underlying ISO at the time the Stock Appreciation Right is exercised, (iii) may be transferable only when, and under the same conditions as, the underlying ISO is transferable, and (iv) may be exercised only (A) when the underlying ISO could be exercised and (B) when the Fair Market Value of the Shares subject to the ISO exceeds the exercise price of the ISO.

7.6	TERMS AND CONDITIONS OF PERFORMANCE STOCK AND PERFORMANCE UNITS.

(a)

Awards of Performance Stock and Performance Units. Performance Stock and Performance Units shall become payable to a Participant upon achievement of performance criteria as determined by the Committee. Each award will specify the number of Performance Stock or Performance Units to which it pertains, which number may be subject to adjustment to reflect changes in compensation or other factors; provided, however, that no such adjustment will be made in the case of a grant that is intended to qualify for the Performance-Based Exception, other than as provided in Section 14. Any grant of Performance Stock or Units may specify that the amount payable with respect thereto may not exceed a maximum specified by the Committee at the date of grant.

(b)

Limitation on Dividend and Dividend Equivalents. With respect to Performance Stock and Performance Units awarded after May 13, 2009, no dividends or dividend equivalents shall be paid on unvested Performance Stock or Performance Units unless and until the performance goal has been met; provided that such dividends or dividend equivalents: (i) may accumulate for the benefit of the Participant and paid to the Participant after such Performance Stock or Performance Units vest and (ii) will otherwise comply with Section 7.1(g).

(c)

Payment. Each grant will specify the time and manner of payment of Performance Stock or Performance Units that have been earned. Any Performance Stock award shall be payable in Shares. Any Performance Unit award may specify that the amount payable with respect thereto may be paid by the Company in cash, in Shares or in any combination thereof and may either grant to the Participant or retain in the Committee the right to elect among cash or Shares.

7.7	OTHER AWARDS.

(a)

Other awards may, subject to limitations under applicable law, be granted to any Participant denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Shares or factors that may influence the value of such Shares, including, without limitation, convertible or exchangeable debt securities, other rights convertible or exchangeable into Shares, purchase rights for Shares, awards with value and payment contingent upon performance of the Company or specified Subsidiaries, affiliates or other business units thereof, or any other factors designated by the Committee. The Committee shall determine the terms and conditions of such awards.

(b)

Cash awards, as an element of or supplement to any other Stock Incentives granted under this Plan, may also be granted to Participants on such terms and conditions as determined by the Committee pursuant to this Plan.

(c)

Shares may be granted to a Participant as a bonus, or in lieu of obligations of the Company or a Subsidiary to pay cash or deliver other property under this Plan or under other plans or compensatory arrangements, subject to such terms as the Committee shall determine.

(d) Participants designated by the Committee may be permitted to reduce compensation otherwise payable in cash in exchange for Shares or other Stock Incentives under the Plan.

7.8

INDEPENDENT DIRECTOR GRANTS. Notwithstanding any other provisions of this Plan, a grant of Restricted Stock, Restricted Stock Units or NQSO, or any combination of the same, shall be made to each Independent Director on the date of each regular annual meeting of shareholders of the Company at which such Independent Director is elected or re-elected to the Board. The number of Shares subject to this Restricted Stock Award, Restricted Stock Unit or NQSO and other terms governing the Restricted Stock Award, Restricted Stock Unit or NQSO shall be determined by the Committee in its sole discretion prior to such annual meeting of shareholders. No Independent Director may be granted Restricted Stock Awards, Restricted Stock Units or NQSOs covering an aggregate number of Shares in excess of 25,000 at any regular annual shareholders meeting pursuant to the terms of this Section 7.8.

The Committee, in its discretion, may, in addition to the Restricted Stock Awards, Restricted Stock Units and NQSOs provided above, grant any additional Stock Incentive to all Independent Directors or to any individual Independent Director, provided that such grant shall be solely for substantial services performed or to be performed by such Independent Director as determined in good faith by the Committee.

SECTION 8
SECURITIES REGULATION

8.1

LEGALITY OF ISSUANCE. No Share shall be issued under this Plan unless and until the Committee has determined that all required actions have been taken to register such Share under the Securities Act or the Company has determined that an exemption therefrom is available, any applicable listing requirement of any stock exchange on which the Share is listed has been satisfied, and any other applicable provision of state, federal or foreign law, including foreign securities laws where applicable, has been satisfied.

8.2

RESTRICTIONS ON TRANSFER; REPRESENTATIONS; LEGENDS. Regardless of whether the offering and sale of Shares under the Plan have been registered under the Securities Act or have been registered or qualified under the securities laws of any state, the Company may impose restrictions upon the sale, pledge, or other transfer of such Shares (including the placement of appropriate legends on stock certificates) if, in the judgment of the Company and its counsel, such restrictions are necessary or desirable to achieve compliance with the provisions of the Securities Act, the securities laws of any state, the United States or any other applicable foreign law. If the offering and/or sale of Shares under the Plan is not registered under the Securities Act and the Company determines that the registration requirements of the Securities Act apply but an exemption is available which requires an investment representation or other representation, the Participant shall be required, as a condition to acquiring such Shares, to represent that such Shares are being acquired for investment, and not with a view to the sale or distribution thereof, except in compliance with the Securities Act, and to make such other representations as are deemed necessary or appropriate by the Company and its counsel. All Stock Incentive Agreements shall contain a provision stating that any restrictions under any applicable securities laws will apply.

8.3

REGISTRATION OF SHARES. The Company may, and intends to, but is not obligated to, register or qualify the offering or sale of Shares under the Securities Act or any other applicable state, federal or foreign law.

SECTION 9
LIFE OF PLAN

No Stock Incentive shall be granted under this Plan on or after the earlier of:

(a)	the tenth (10th) anniversary of the effective date of this Plan (as determined under Section 4 of this Plan), or

(b)

the date on which all of the Shares reserved under Section 3 of this Plan have (as a result of the exercise of Stock Incentives granted under this Plan or lapse of all restrictions under a Restricted Stock Award or Restricted Stock Unit) been issued or are no longer available for use under this Plan.

This Plan shall continue in effect until all outstanding Stock Incentives have been exercised in full or are no longer exercisable and all Restricted Stock Awards or Restricted Stock Units have vested or been forfeited.

SECTION 10
ADJUSTMENT

Notwithstanding anything in Section 12 to the contrary, in the event of a stock dividend, stock split, spin-off, rights offering, recapitalization through a large, nonrecurring cash dividend, or a similar equity restructuring of the Company, the Committee will adjust: (a) the number of Shares reserved under Section 3 of this Plan, (b) the limit on the number of Shares that may be granted subject to Stock Incentives during a calendar year to any individual under Section 3 of this Plan, (c) the number of Shares subject to certain Stock Incentives granted subject to Section 3 of the Plan, and (d) the Exercise Price of any Options and the specified price of any Stock Appreciation Rights, or any combination thereof, in an equitable manner that will equalize the fair value of the previously granted Stock Incentives before and after the equity restructuring. Furthermore, in the event of any corporate transaction described in Code Section 424(a) that provides for the substitution or assumption of Stock Incentives, the Committee will adjust such Stock Incentives in a manner that satisfies the requirements of Code Section 424(a) as to: (i) the number of Shares reserved under Section 3, (ii) the limit on the number of Shares that may be granted subject to Stock Incentives during a calendar year to any individual under Section 3 of this Plan; (iii) the number of Shares subject to such Stock Incentives, and (iii) the Exercise Price of any Options and the specified price of any Stock Appreciation Rights. If any adjustment under this Section creates a fractional Share or a right to acquire a fractional Share, such fractional Share shall be disregarded, and the number of Shares reserved under this Plan and the number subject to any Stock Incentives granted under this Plan shall be the next lower number of Shares, rounding all fractions downward. An adjustment made under this Section by the Committee shall be conclusive and binding on all affected persons and, further, shall not constitute an increase in the number of Shares reserved under Section 3 or an increase in any limitation imposed by the Plan.

SECTION 11
CHANGE IN CONTROL OF THE COMPANY

11.1

CHANGE IN CONTROL. “Change in Control” of the Company shall mean a change in control which would be required to be reported in response to Item 5.01 of Form 8-K promulgated under the Exchange Act (or any successor item of Form 8-K), whether or not the Company is then subject to such reporting requirement, including without limitation, if:

(a)

any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly of securities of the Company representing 20% or more of the combined voting power of the Company’s then outstanding securities (other than an entity owned 50% or greater by the Company or an employee pension plan for the benefit of the employees of the Company);

(b)

there ceases to be a majority of the Board comprised of (i) individuals who, on the date of adoption of this Plan, constituted the Board; and (ii) any new director who subsequently was elected or nominated for election by a majority of the directors who held such office prior to a Change in Control; or

(c)

the Company disposes of at least 75% of its assets, other than (i) to an entity owned 50% or greater by the Company or any of its subsidiaries, or to an entity in which at least 50% of the voting equity securities are owned by the shareholders of the Company immediately prior to the disposition in substantially the same percentage or (ii) as a result of a bankruptcy proceeding, dissolution or liquidation of the Company.

11.2

VESTING UPON A CHANGE IN CONTROL. Except as otherwise provided in a Stock Incentive Agreement or as provided in the next sentence, if a Change in Control occurs, and if the agreements effectuating the Change in Control do not provide for the assumption or substitution of all Stock Incentives granted under this Plan, with respect to any Stock Incentive granted under this Plan that is not so assumed or substituted (a “Non-Assumed Stock Incentive”), such Stock Incentives shall immediately vest and be exercisable and any restrictions thereon shall lapse. Notwithstanding the foregoing, unless the Committee determines at or prior to the Change in Control, no Stock Incentive that is subject to any performance criteria for which the Performance Period has not expired, shall accelerate at the time of a Change in Control.

11.3

DISPOSITION OF STOCK INCENTIVES. Except as otherwise provided in a Stock Incentive Agreement, the Committee, in its sole and absolute discretion, may, with respect to any or all of such Non-Assumed Stock Incentives, take any or all of the following actions to be effective as of the date of the Change in Control (or as of any other date fixed by the Committee occurring within the thirty (30) day period immediately preceding the date of the Change in Control, but only if such action remains contingent upon the effectuation of the Change in Control) (such date referred to as the “Action Effective Date”):

(a)

Unilaterally cancel such Non-Assumed Stock Incentive in exchange for whole and/or fractional Shares (or whole Shares and cash in lieu of any fractional Share) or whole and/or fractional shares of a successor (or whole shares of a successor and cash in lieu of any fractional share) that, in the aggregate, are equal in value to:

(i)

in the case of Options and Stock Appreciation Rights, the product of (A) the excess, if any, of the Fair Market Value per Share on the effective date of the Action Effective Date over the Exercise Price or specified price per Share (B) multiplied by the number of Shares subject to the Option or Stock Appreciation Right;

(ii)

in the case of Restricted Stock, Restricted Stock Units, Performance Stock, Performance Units and Other Awards, the Fair Market Value per Share on the effective date of the Action Effective Date of the Shares subject to such Stock Incentive (taking into account vesting), less the value of any consideration payable with respect to such Stock Incentive.

	(b)	Unilaterally cancel such Non-Assumed Stock Incentive in exchange for cash or other property equal in value to:

(i)

in the case of Options and Stock Appreciation Rights, the product of (A) the excess, if any, of the Fair Market Value per Share on the effective date of the Action Effective Date over the Exercise Price or specified price per Share (B) multiplied by the number of Shares subject to the Option or Stock Appreciation Right;

(ii)

in the case of Restricted Stock, Restricted Stock Units, Performance Stock, Performance Units and Other Awards, the Fair Market Value per Share on the effective date of the Action Effective Date of the Shares subject to such Stock Incentive (taking into account vesting), less the value of any consideration payable with respect to such Stock Incentive.

(c)

In the case of Options, unilaterally cancel such Non-Assumed Option after providing the holder of such Option with (i) an opportunity to exercise such Non-Assumed Option to the extent vested within a specified period prior to the date of the Change in Control, and (ii) notice of such opportunity to exercise prior to the commencement of such specified period. The Committee may modify or waive any condition limiting the exercise of such Option to permit a cashless exercise of such Options.

(d)

Notwithstanding the foregoing, to the extent that the recipient of a Non-Assumed Stock Incentive is an Insider, payment of cash in lieu of whole or fractional Shares or shares of a successor may only be made to the extent that such payment (i) has met the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act, or (ii) is a subsequent transaction the terms of which were provided for in a transaction initially meeting the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act. Unless a Stock Incentive Agreement provides otherwise, the payment of cash in lieu of whole or fractional Shares or in lieu of whole or fractional shares of a successor shall be considered a subsequent transaction approved by the original grant of an Option.

11.4

GENERAL RULE FOR OTHER STOCK INCENTIVES. If a Change in Control occurs, then, except to the extent otherwise provided in the Stock Incentive Agreement pertaining to a particular Stock Incentive or as otherwise provided in this Plan, each Stock Incentive shall be governed by applicable law and the documents effectuating the Change in Control.

SECTION 12
AMENDMENT OR TERMINATION

12.1

AMENDMENT OF PLAN. This Plan may be amended by the Committee from time to time to the extent that the Committee deems necessary or appropriate; provided, however, no such amendment shall be made absent the approval of the shareholders of the Company if such amendment: (a) increases the number of Shares reserved under Section 3, except as set forth in Section 10, (b) extends the maximum life of the Plan under Section 9 or the maximum exercise period under Section 7, (c) decreases the minimum Exercise Price under Section 7, or (d) changes the designation of Participant eligible for Stock Incentives under Section 6. Shareholder approval of other material amendments (such as an expansion of the types of awards available under the Plan, an extension of the term of the Plan, or a change to the method of determining the Exercise Price of Options issued under the Plan) may also be required pursuant to rules promulgated by an established stock exchange or a national market system.

12.2	TERMINATION OF PLAN. The Board also may suspend the granting of Stock Incentives under this Plan at any time and may terminate this Plan at any time.

12.3

AMENDMENT OF STOCK INCENTIVES. Except as provided in Section 7.1(a), the Committee shall have the right to modify, amend or cancel any Stock Incentive after it has been granted if (a) the modification, amendment or cancellation does not diminish the rights or benefits of the Participant under the Stock Incentive (provided, however, that a modification, amendment or cancellation that results solely in a change in the tax consequences with respect to a Stock Incentive shall not be deemed as a diminishment of rights or benefits of such Stock Incentive), (b) the Participant consents in writing to such modification, amendment or cancellation, (c) there is a dissolution or liquidation of the Company, (d) this Plan and/or the Stock Incentive Agreement expressly provides for such modification, amendment or cancellation, or (e) the Company would otherwise have the right to make such modification, amendment or cancellation pursuant to Article 11 or applicable law. Notwithstanding the foregoing, the Committee may reform any provision in a Stock Incentive intended to be exempt from Code Section 409A to maintain to maximum extent practicable the original intent of the applicable provision without violating the provisions of Code Section 409A; provided, however, that if no reasonably practicable reformation would avoid the imposition of any penalty tax or interest under Code Section 409A, no payment or benefit will be provided under the Stock Incentive and the Stock Incentive will be deemed null, void and of no force and effect, and the Company shall have no further obligation in connection with such Stock Incentive.

SECTION 13
MISCELLANEOUS

13.1

SHAREHOLDER RIGHTS. Except as provided in Section 7.3 with respect to Restricted Stock Awards, or in a Stock Incentive Agreement, no Participant shall have any rights as a shareholder of the Company as a result of the grant of a Stock Incentive pending the actual delivery of Shares subject to such Stock Incentive to such Participant.

13.2

NO GUARANTEE OF CONTINUED RELATIONSHIP. The grant of a Stock Incentive to a Participant under this Plan shall not constitute a contract of employment or other relationship with the Company and shall not confer on a Participant any rights upon his or her termination of employment or relationship with the Company in addition to those rights, if any, expressly set forth in the Stock Incentive Agreement that evidences his or her Stock Incentive.

13.3

WITHHOLDING. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company as a condition precedent for the grant or fulfillment of any Stock Incentive, an amount in Shares or cash sufficient to satisfy federal, state and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Plan and/or any action taken by a Participant with respect to a Stock Incentive. Whenever Shares are to be issued to a Participant upon exercise of an Option or Stock Appreciation Right, or satisfaction of conditions under a Restricted Stock, Restricted Stock Unit, Performance Stock or Performance Units, the Company shall have the right to require the Participant to remit to the Company, as a condition thereof, an amount in cash (or, unless the Stock Incentive Agreement provides otherwise, in Shares) sufficient to satisfy federal, state and local withholding tax requirements at the time of exercise. However, notwithstanding the foregoing, to the extent that a Participant is an Insider, satisfaction of withholding requirements by having the Company withhold Shares may only be made to the extent that such withholding of Shares (a) has met the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act, or (b) is a subsequent transaction the terms of which were provided for in a transaction initially meeting the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act. Unless the Stock Incentive Agreement provides otherwise, the withholding of shares to satisfy federal, state and local withholding tax requirements shall be a subsequent transaction approved by the original grant of a Stock Incentive. Notwithstanding the foregoing, in no event shall payment of withholding taxes be made by retention of Shares by the Company unless the Company retains only Shares with a Fair Market Value equal to the minimum amount of taxes required to be withheld. Subject to the foregoing, the Participant, and not the Company, shall be and remain responsible for any and all taxes arising out of the grant, exercise or receipt of any Stock Incentive awarded under this Plan.

13.4

NOTIFICATION OF DISQUALIFYING DISPOSITIONS OF ISO OPTIONS. If a Participant sells or otherwise disposes of any of the Shares acquired pursuant to an Option that is an ISO on or before the later of (a) the date two (2) years after the date of grant of such Option, or (b) the date one (1) year after the exercise of such Option, or except as otherwise permitted under Code Section 422(a)(2), then the Participant shall immediately notify the Company in writing of such sale or disposition and shall cooperate with the Company in providing sufficient information to the Company for the Company to properly report such sale or disposition to the Internal Revenue Service. The Participant acknowledges and agrees that he or she may be subject to federal, state and/or local tax withholding by the Company on the compensation income recognized by Participant from any such early disposition, and agrees that he or she shall include the compensation from such early disposition in his gross income for federal tax purposes. Participant also acknowledges that the Company may condition the exercise of any Option that is an ISO on the Participant’s express written agreement with these provisions of this Plan.

13.5

TRANSFERS AND RESTRUCTURINGS. The transfer of a Participant’s employment between or among the Company or a Subsidiary (including the merger of a Subsidiary into the Company) shall not be treated as a termination of his or her employment under this Plan. Likewise, the continuation of employment by a Participant with a corporation that is a Subsidiary shall be deemed to be a termination of employment when such corporation ceases to be a Subsidiary.

13.6

LEAVES OF ABSENCE. Unless the Committee provides otherwise, vesting of Stock Incentives granted hereunder will be suspended during any unpaid leave of absence. A Participant will not cease to be an employee of the Company in the case of any leave of absence approved by the Company. For purposes of ISOs, no such leave may exceed 90 days unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then three (3) months following the 91st day of such leave any ISO held by the Participant will cease to be treated as an ISO and if exercised thereafter will be treated for tax purposes as a NQSO.

13.7

GOVERNING LAW/CONSENT TO JURISDICTION. This Plan shall be construed under the laws of the State of Minnesota without regard to principles of conflicts of law. Each Participant consents to the exclusive jurisdiction in the United States District Court for the District of Minnesota for the determination of all disputes arising from this Plan and waives any rights to remove or transfer the case to another court.

13.8

ESCROW OF SHARES. To facilitate the Company’s rights and obligations under this Plan, the Company reserves the right to appoint an escrow agent, who shall hold the Shares owned by a Participant pursuant to this Plan.

13.9	DISGORGEMENT OF PLAN BENEFITS.

(a)

If any of the Company’s financial statements are required to be restated resulting from errors, omissions or fraud, the Committee may (in its sole discretion, but acting in good faith) direct that the Company recover all or a portion of any Stock Incentive with respect to any fiscal year of the Company the financial results of which are negatively affected by such restatement. The operation of this Section 13.9(a) shall be in accordance with the provisions of Section 302 of Sarbanes-Oxley Act of 2002 and any applicable guidance.

(b)

The Company shall require each current and former executive officer to disgorge all or any portion of any Stock Incentive or other compensation paid or payable pursuant to the Plan received within 36-month period prior to the public release of the restatement of financial information due to material noncompliance with the financial reporting requirements under the federal securities laws. The operation of this Section 13.9(b) shall be in accordance with the provisions of Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and any applicable guidance.

(c)

The amount to be recovered from a Participant under Sections 13.9(a)-(b) shall be the amount by which the Stock Incentive(s) exceeded the amount that would have been paid or payable to the Participant had the financial statements been initially filed as restated, or any greater or lesser amount (including, but not limited to, the entire award) that the Committee shall determine. In no event shall the amount to be recovered by the Company be less than the amount required to be repaid or recovered as a matter of law.

(d)

In addition to or in lieu of the rights to recovery set forth above, the Committee shall determine, as late as the time of the recoupment, regardless of whether such method is stated in the Stock Incentive Agreement, whether the Company shall effect any such recovery (i) by seeking repayment from the Participant, (ii) by reducing (subject to applicable law and the terms and conditions of the applicable plan, program or arrangement) the amount that would otherwise be payable to the Participant under any compensatory plan, program or arrangement maintained by the Company or any of its affiliates, (iii) by withholding payment of future increases in compensation (including the payment of any discretionary bonus amount) or grants of compensatory awards that would otherwise have been made in accordance with the Company’s otherwise applicable compensation practices, (iv) by a holdback or escrow (before or after taxation) of part or all of the Shares, payment or property received upon exercise or satisfaction of any Stock Incentive, or (v) by any combination of the foregoing.

13.10

FORFEITURE AND RECOUPMENT. Without limiting in any way the generality of the Committee’s power to specify any terms and conditions of an Award consistent with law, and for greater clarity, the Committee may specify in an Stock Incentive Agreement that the Participant’s rights, payments, and benefits with respect to a Stock Incentive under this Plan shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions. Such events shall include, but shall not be limited to, failure to accept the terms of the Stock Incentive Agreement, termination of employment or services under certain or all circumstances, violation of material Company policies, breach of noncompetition, confidentiality, nonsolicitation, noninterference, corporate property protection, or other agreement that may apply to the Participant, or other conduct by the Participant that the Committee determines is detrimental to the business or reputation of the Company and its Subsidiaries.

SECTION 14
PERFORMANCE CRITERIA

14.1

PERFORMANCE GOAL BUSINESS CRITERIA. Unless and until the Board proposes for shareholder vote and shareholders approve a change in the general performance measures set forth in this Section, the attainment of which may determine the degree of payout and/or vesting with respect to Stock Incentives to Key Employees and Key Persons pursuant to this Plan which are designed to qualify for the Performance-Based Exception, the performance measure(s) to be used by the Committee for purposes of such grants shall be chosen from among the following: (a) earnings per share; (b) net income (before or after taxes); (c) return measures (including, but not limited to, return on assets, equity or sales); (d) cash flow return on investments which equals net cash flows divided by owners equity; (e) earnings before or after taxes, depreciation and/or amortization; (f) gross revenues; (g) operating income (before or after taxes); (h) total shareholder return; (i) corporate performance indicators (indices based on the level of certain services provided to customers); (j) cash generation, profit and/or revenue targets; (k) growth measures, such as revenue growth; (l) ratios, such as expenses or market share and/or (m) share price (including, but not limited to, growth measures and total shareholder return). In setting performance goals using these performance measures, the Committee may establish absolute goals or goals relative to a peer group performance or other benchmark, and may exclude the effect of changes in accounting standards and non-recurring unusual events specified by the Committee, such as write-offs, capital gains and losses and acquisitions and dispositions of businesses.

14.2

DISCRETION IN FORMULATION OF PERFORMANCE GOALS. The Committee shall have the discretion to adjust the determinations of the degree of attainment of the pre-established performance goals; provided, however, that Stock Incentives that are intended to qualify for the Performance-Based Exception may not be adjusted upward (although the Committee shall retain the discretion to adjust such Stock Incentives downward).

14.3

PERFORMANCE PERIODS. The Committee shall have the discretion to determine the period during which any performance goal must be attained with respect to a Stock Incentive. Such period may be of any length, and must be established prior to the start of such period or within the first ninety (90) days of such period (provided that the performance criteria are not in any event set after 25% or more of such period has elapsed).

14.4

MODIFICATIONS TO PERFORMANCE GOAL CRITERIA. In the event that the applicable tax and/or securities laws and regulatory rules and regulations change to permit Committee discretion to alter the governing performance measures noted above without obtaining shareholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining shareholder approval. In addition, in the event that the Committee determines that it is advisable to grant Stock Incentives that shall not qualify for the Performance-Based Exception, the Committee may make such grants without satisfying the requirements under Code Section 162(m) to qualify for the Performance-Based Exception.

SECTION 15
NON-U.S. PROVISIONS

15.1

The Committee shall have the authority to require that any Stock Incentive Agreement relating to a Stock Incentive in a jurisdiction outside of the United States contain such terms as are required by local law in order to constitute a valid grant under the laws of such jurisdiction. Such authority shall be notwithstanding the fact that the requirements of the local jurisdiction may be different from or more restrictive than the terms set forth in this Plan. No purchase or delivery of Shares pursuant to a Stock Incentive shall occur until applicable restrictions imposed pursuant to this Plan or the applicable Stock Incentive have terminated.

Approved by Board of Directors on March 23, 2007
Approved by shareholders on May 15, 2007.
Amended by the Board of Directors on May 15, 2007, April 22, 2008 and March 11, 2009.
Amendments approved by the shareholders on May 13, 2009.
Amended by the Board of Directors on March 25, 2011.
Amendments approved by the shareholders on May 11, 2011.
Amendments approved by the Board of Directors on March 10, 2014 (subject to shareholder approval).

Shareowner Services P.O. Box 64945 St. Paul, MN 55164-0945

Vote by Internet, Telephone or Mail

24 Hours a Day, 7 Days a Week

Your phone or Internet vote authorizes the named

proxies to vote your shares in the same manner as if

you marked, signed and returned your proxy card.

INTERNET – www.proxypush.com/qumu Use the Internet to vote your proxy until 12:00 p.m. (CT) on May 19, 2014.

PHONE – 1-866-883-3382 Use a touch-tone telephone to vote your proxy until 12:00 p.m. (CT) on May 19, 2014.

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.
If you vote your proxy by Internet or by Telephone, you do NOT need to mail back your Proxy Card.

TO VOTE BY MAIL AS THE BOARD OF DIRECTORS RECOMMENDS ON ALL ITEMS BELOW,

SIMPLY SIGN, DATE, AND RETURN THIS PROXY CARD.

  Please detach here

The Board of Directors Recommends a Vote FOR All Nominees in Proposal 1 and FOR Proposals 2, 3 and 4.

1.	Election of	01 Sherman L. Black	04 Thomas F. Madison	07 Justin A. Orlando	☐	Vote FOR	☐	Vote WITHHELD
	directors:	02 Lawrence M. Benveniste	05 Kimberly K. Nelson	08 Steven M. Quist		all nominees		from all nominees
		03 Daniel R. Fishback	06 Robert F. Olson	09 James L. Reissner		(except as marked)

(Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right.)

2.	To approve an amendment to the Second Amended and Restated 2007 Stock Incentive Plan to increase the authorized shares by 500,000.	☐	For	☐	Against	☐	Abstain

3.	Advisory vote to approve named executive officer compensation.	☐	For	☐	Against	☐	Abstain

4.	To ratify and approve the appointment of KPMG LLP as the independent registered public accounting firm for Rimage Corporation for the fiscal year ending December 31, 2014.	☐	For	☐	Against	☐	Abstain

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR EACH NOMINEE NAMED IN PROPOSAL 1 AND FOR PROPOSALS 2, 3 AND 4. PLEASE SIGN, DATE AND RETURN THIS PROXY FORM USING THE ENCLOSED ENVELOPE.

I plan to attend	Address Change? Mark box,	Date	, 2014
the meeting. ☐	sign, and indicate changes below: ☐

Signature(s) in Box

Please sign exactly as your name(s) appears on Proxy. If held in joint tenancy, all persons must sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy.

QUMU CORPORATION

ANNUAL MEETING OF SHAREHOLDERS

Tuesday, May 20, 2014
2:00 p.m. Minneapolis, Minnesota Time

4200 IDS Center
80 South Eighth Street
Minneapolis, Minnesota

QUMU Corporation 7725 Washington Avenue South Edina, Minnesota 55439	proxy

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Sherman L. Black and James R. Stewart, or any of them, with power of substitution to each, as proxies, and hereby authorizes them to represent the undersigned at the Annual Meeting of Shareholders of Qumu Corporation to be held at 4200 IDS Center, 80 South Eighth Street, Minneapolis, Minnesota, on Tuesday, May 20, 2014 at 2:00 p.m. Minneapolis, Minnesota Time, and at any adjournment(s) or postponement(s) thereof, and to vote, as designated below, all shares of Common Stock of Qumu Corporation held of record by the undersigned on April 1, 2014 and which the undersigned would be entitled to vote at such Annual Meeting, hereby revoking all former proxies.

See reverse for voting instructions.